[LOGO] undiscovered managers (TM)

Undiscovered Managers Funds

PROSPECTUS

December 28, 2000

Institutional Class shares of:

     Undiscovered Managers Behavioral Growth Fund
     Undiscovered Managers Behavioral Value Fund
     Undiscovered Managers Behavioral Long/Short Fund
     Undiscovered Managers Special Small Cap Fund
     Undiscovered Managers REIT Fund
     Undiscovered Managers Small Cap Value Fund
     Undiscovered Managers Hidden Value Fund
     Undiscovered Managers Core Equity Fund
                      UM Small Cap Growth Fund
                      UM International Equity Fund
                      UM International Small Cap Equity Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

The Funds................................................................................2

WHAT YOU SHOULD KNOW ABOUT EACH FUND'S INVESTMENT
STRATEGIES, RISKS, PERFORMANCE, EXPENSES AND MANAGEMENT

Undiscovered Managers Behavioral Growth Fund.............................................2
Undiscovered Managers Behavioral Value Fund..............................................4
Undiscovered Managers Behavioral Long/Short Fund.........................................6
Undiscovered Managers Special Small Cap Fund.............................................8
Undiscovered Managers REIT Fund.........................................................10
Undiscovered Managers Small Cap Value Fund..............................................12
Undiscovered Managers Hidden Value Fund ................................................14
Undiscovered Managers Core Equity Fund .................................................16
UM Small Cap Growth Fund................................................................18
UM International Equity Fund............................................................20
UM International Small Cap Equity Fund .................................................22
The Funds' Fees and Expenses............................................................24
Other Policies and Additional Disclosure on Risks.......................................28
The Funds' Management...................................................................33

Your Investment.........................................................................38

OPENING AND MAINTAINING YOUR UNDISCOVERED
MANAGERS ACCOUNT

Institutional Class Shares..............................................................38
How Shares are Priced...................................................................38
Buying Shares...........................................................................39
General Shareholder Services............................................................40
Selling Shares..........................................................................41
Contingent Redemption Fee...............................................................42
Dividends, Distributions and Taxes......................................................43

Additional Information..................................................................44

Financial Highlights....................................................................45

Where to get More Information about the Funds...................................Back Cover

                                    The Funds

Undiscovered Managers Funds has twelve investment portfolios. This Prospectus offers Institutional Class shares of eleven of the portfolios (each a "Fund," and collectively, the "Funds").


UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND
(THE "BEHAVIORAL GROWTH FUND")

Investment Objective

Growth of capital

Principal Investment Strategies

The Behavioral Growth Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies that the Fund's sub-adviser, Fuller & Thaler Asset Management, Inc. ("Fuller & Thaler"), believes have growth characteristics.

In selecting stocks for the Behavioral Growth Fund, Fuller & Thaler applies principles based on behavioral studies. Fuller & Thaler believes that behavioral biases on the part of investors may cause the market to underreact to new, positive information concerning a company. Fuller & Thaler analyzes companies that have recently announced higher than expected earnings, and seeks to determine whether the market value of a company's stock fully reflects Fuller & Thaler's expectations as to the company's future earnings and growth prospects.

Under normal market conditions, the Fund will invest substantially all of its assets in common stocks.

Principal Risks

Investing in the Behavioral Growth Fund involves risks. The Fund may not perform as well as other investments, and as with all mutual funds, there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include:

o    A general decline in the U.S. stock markets,

o    Poor performance of individual stocks held by the Fund,

o    Potentially rapid price changes (volatility) of equity securities and

o The risks associated with investment in small capitalization companies (such as more abrupt price movements, greater dependence on individual personnel or products, limited markets and less liquidity than larger, more established companies).

Fund Performance

The bar chart below shows the annual total returns of the Institutional Class shares of the Behavioral Growth Fund for the 1998 and 1999 calendar years. The table following the bar chart compares the average annual total returns of the Fund's Institutional Class shares to the returns of the Russell 2500 Growth Index. This performance information gives some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Institutional Class shares from year to year and by showing how the average annual returns of the Fund's Institutional Class shares compare with those of a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns of the Fund's Institutional
Class Shares for the Calendar Years Ended 12/31/98 and 12/31/99*

[BAR CHART]

             1998           1999

RETURN      33.20%         65.67%

* The unannualized total return of the Fund's Institutional Class shares for the first three quarters of 2000 was (4.33)%.

During the period shown in the bar chart above, the highest quarterly return of the Fund's Institutional Class shares was 35.98% for the quarter ended December 31, 1999 and the lowest quarterly return of the Fund's Institutional Class shares was (14.52)% for the quarter ended September 30, 1998.

Average Annual Total Returns of the Fund's
Institutional Class Shares (as of 12/31/99)

                                                    Since Commencement of Investment
                              Past One Year         Operations of the Fund (12/31/97)
                              -------------         ---------------------------------
Behavioral Growth Fund           65.67%                          50.68%
Russell 2500 Growth Index*       55.48%                          27.29%

* The Russell 2500 Growth Index consists of those companies within the 2500 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization, with higher price-to-book ratios and higher forecasted growth rates. An index is a list of stocks. It is not a managed investment portfolio like the Fund. The returns of an index are calculated without taking into account brokerage costs and the other expenses associated with mutual funds and other managed investment portfolios.

UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND
(THE "BEHAVIORAL VALUE FUND")

Investment Objective

Capital appreciation

Principal Investment Strategies

The Behavioral Value Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies that the Fund's sub-adviser, Fuller & Thaler, believes have value characteristics.

In selecting stocks for the Behavioral Value Fund, Fuller & Thaler applies principles based on behavioral studies. Fuller & Thaler believes that behavioral biases on the part of investors may cause the market to overreact to old, negative information and underreact to new, positive information concerning a company. In an effort to take advantage of such behavioral biases, Fuller & Thaler begins by looking at companies that have price-to-earnings ratios below the median in their industry group or decreasing stock values on an absolute basis. Within such universes of stocks, Fuller & Thaler selects investments for the Fund based on such factors as recent under-performance of the company's stock relative to the market, significant share purchases by company insiders or stock repurchase activity by the company.

Under normal market conditions, the Fund will invest substantially all of its assets in common stocks.

Principal Risks

Investing in the Behavioral Value Fund involves risks. The Fund may not perform as well as other investments, and as with all mutual funds, there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include:

o    A general decline in the U.S. stock markets,

o    Poor performance of individual stocks held by the Fund,

o    Potentially rapid price changes (volatility) of equity securities and

o The risks associated with investment in small capitalization companies (such as more abrupt price movements, greater dependence on individual personnel or products, limited markets and less liquidity than larger, more established companies).

Fund Performance

The bar chart below shows the annual total return of the Institutional Class shares of the Behavioral Value Fund for the 1999 calendar year. The table following the bar chart compares the average annual total return of the Fund's Institutional Class shares to the return of the Russell 2000 Value Index. This performance information gives some indication of the risks of an investment in the Fund by comparing the performance of the Fund's Institutional Class shares with a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

Annual Total Return of the Fund's Institutional
Class Shares for the Calendar Year Ended 12/31/99*

[BAR CHART]

                  1999

RETURN           33.11%

* The unannualized total return of the Fund's Institutional Class shares for the first three quarters of 2000 was 19.54%.

During the period shown in the bar chart above, the highest quarterly return of the Fund's Institutional Class shares was 32.11% for the quarter ended June 30, 1999 and the lowest quarterly return of the Fund's Institutional Class shares was (8.73)% for the quarter ended March 31, 1999.

Average Annual Total Returns of the Fund's
Institutional Class Shares (as of 12/31/99)

                                           Since Commencement of Investment
                           Past One Year   Operations of the Fund (12/28/98)
                           -------------   ---------------------------------
Behavioral Value Fund        33.11%                   39.86%
Russell 2000 Value Index*    (1.49)%                   1.97%

* The Russell 2000 Value Index consists of those companies within the 2000 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization, with lower price-to-book ratios and lower forecasted growth rates. An index is a list of stocks. It is not a managed investment portfolio like the Fund. The returns of an index are calculated without taking into account brokerage costs and the other expenses associated with mutual funds and other managed investment portfolios.

UNDISCOVERED MANAGERS BEHAVIORAL LONG/SHORT FUND
(THE "BEHAVIORAL LONG/SHORT FUND")

Investment Objective

Growth of capital

Principal Investment Strategies

The Behavioral Long/Short Fund seeks to achieve its objective by taking long positions in stocks of U.S. companies that the Fund's sub-adviser, Fuller & Thaler, believes are undervalued and short positions in stocks of other U.S. companies that Fuller & Thaler believes are overvalued.

When taking long positions for the Behavioral Long/Short Fund, Fuller & Thaler utilizes a combination of its growth and value strategies. A portion of the Fund's long portfolio is selected using the strategies used for selecting stocks for the Behavioral Growth Fund. The remainder of the long portfolio is selected using the strategies used for selecting stocks for the Behavioral Value Fund. For a description of such strategies, see Undiscovered Managers Behavioral Growth Fund and Undiscovered Managers Behavioral Value Fund above. When taking short positions, Fuller & Thaler begins with universes of stocks that have high valuation ratios and then analyzes companies within such universes that have had recent stock issuances or where there has been a significant divestiture of company stock by management.

In constructing the Behavioral Long/Short Fund's long and short portfolios, Fuller & Thaler does not actively seek to keep the value of the two portfolios equal. In this respect, the Fund differs from so-called "market neutral" funds.

The dollar value of the Behavioral Long/Short Fund's long portfolio (including cash) will at least equal the dollar value of its short portfolio, and, under normal market conditions, the dollar value of the long portfolio (including cash) could exceed that of the short portfolio by up to 30%. There may be instances when Fuller & Thaler will have to terminate short positions at a time when it would not otherwise do so in order to ensure that the market value of all short positions does not exceed 100% of the value of the Fund's net assets.

Principal Risks

Investing in the Behavioral Long/Short Fund involves risks. The Fund may not perform as well as other investments, and as with all mutual funds, there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include:

o    A general decline in the U.S. stock markets,

o    Poor performance of individual stocks held by the Fund,

o    Potentially rapid price changes (volatility) of equity securities,

o The risks associated with investment in small capitalization companies (such as more abrupt price movements, greater dependence on individual personnel or products, limited markets and less liquidity than larger, more established companies) and

o The risks associated with managing a long and a short portfolio. If Fuller & Thaler takes long positions in stocks that underperform the market and short positions in stocks that outperform the market, then the losses of the Fund may exceed those of other stock mutual funds. Furthermore, because Fuller & Thaler will manage both a long and a short portfolio, an investment in the Fund will involve the risk that Fuller & Thaler may make poor investment decisions more frequently than a manager of a typical stock mutual fund with only a long portfolio. The potential loss in managing a short portfolio is unlimited.

Fund Performance

The bar chart below shows the annual total return of the Institutional Class shares of the Behavioral Long/Short Fund for the 1999 calendar year. The table following the bar chart compares the average annual total return of the Fund's Institutional Class shares to the return of the Salomon Brothers 3-Month Treasury Bill Index. This performance information gives some indication of the risks of an investment in the Fund by comparing the performance of the Fund's Institutional Class shares with a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

Annual Total Return of the Fund's Institutional
Class Shares for the Calendar Year Ended 12/31/99(1)(2)

[BAR CHART]

                  1999

RETURN            4.46%

(1) The Fund imposes a contingent redemption fee in the amount of 1.00% on redemptions and exchanges of Fund shares held for one year or less from the time of purchase, which is not reflected in the bar chart. If the contingent redemption fee was reflected, the returns would be less than those shown.

(2) The unannualized total return of the Fund's Institutional Class shares for the first three quarters of 2000 was (3.31)%.

During the period shown in the bar chart above, the highest quarterly return of the Fund's Institutional Class shares was 7.47% for the quarter ended December 31, 1999 and the lowest quarterly return of the Fund's Institutional Class shares was (11.76)% for the quarter ended March 31, 1999.

Average Annual Total Returns of the Fund's
Institutional Class Shares (as of 12/31/99)

                                                  Since Commencement of Investment
                                   Past One Year  Operations of the Fund (12/28/98)
                                   -------------  ---------------------------------
Behavioral Long/Short Fund            3.46%(1)                4.42%
Salomon Brothers
   3-Month Treasury Bill Index(2)     4.17%                   3.84%

(1) The average annual total return of the Fund for the past year reflects the deduction of a contingent redemption fee in the amount of 1.00% that is imposed on redemptions and exchanges of Fund shares held for one year or less from the time of purchase.

(2) The Salomon Brothers 3-Month Treasury Bill Index is used as a proxy for the risk-free total return available to investors. The index returns are the U.S. close quotes, constant maturity Treasury Bill rates taken from Standard & Poor's Micropal. An index is a list of stocks. It is not a managed investment portfolio like the Fund. The returns of an index are calculated without taking into account brokerage costs and the other expenses associated with mutual funds and other managed investment portfolios.

UNDISCOVERED MANAGERS SPECIAL SMALL CAP FUND
(THE "SPECIAL SMALL CAP FUND")

Investment Objective

Long-term growth of capital

Principal Investment Strategies

The Special Small Cap Fund seeks to achieve its objective by investing primarily in common stocks of small cap U.S. companies that the Fund's sub-adviser, Kestrel Investment Management Corporation ("Kestrel"), identifies as having one or more of the following special characteristics:

o The company has recently been spun off or divested from a former parent company,

o The company has announced or is conducting a program to buy back its own stock,

o The company has made or intends to make a relatively significant sale of assets, or

o The sub-adviser believes the company is undervalued because of other special circumstances, such as regulatory changes affecting its industry.

Under normal market conditions, Kestrel expects that the Special Small Cap Fund will invest at least 65% of its assets in stocks of companies in such special situations with market capitalizations of between $50 million and $1.2 billion. The Fund is "non-diversified."

Under normal market conditions, the Fund will invest substantially all of its assets in common stocks.

Principal Risks

Investing in the Special Small Cap Fund involves risks. The Fund may not perform as well as other investments, and as with all mutual funds, there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include:

o    A general decline in the U.S. stock markets,

o    Poor performance of individual stocks held by the Fund,

o    Potentially rapid price changes (volatility) of equity securities,

o The risks of being non-diversified (greater susceptibility to risks associated with particular issuers than a diversified fund since a non-diversified fund may invest a greater percentage of its total assets in securities of individual issuers, or may invest in a smaller number of different issuers, than a diversified fund) and

o The risks associated with investment in small capitalization companies (such as more abrupt price movements, greater dependence on individual personnel or products, limited markets and less liquidity than larger, more established companies).

Fund Performance

The bar chart below shows the annual total returns of the Institutional Class shares of the Special Small Cap Fund for the 1998 and 1999 calendar years. The table following the bar chart compares the average annual total returns of the Fund's Institutional Class shares to the returns of the Russell 2000 Index. This performance information gives some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Institutional Class shares from year to year and by showing how the average annual returns of the Fund's Institutional Class shares compare with those of a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns of the Fund's Institutional
Class Shares for the Calendar Years Ended 12/31/98 and 12/31/99*

[BAR CHART]

                  1998           1999

RETURN           (2.92)%         6.09%

* The unannualized total return of the Fund's Institutional Class shares for the first three quarters of 2000 was 3.52%.

During the period shown in the bar chart above, the highest quarterly return of the Fund's Institutional Class shares was 18.78% for the quarter ended June 30, 1999 and the lowest quarterly return of the Fund's Institutional Class shares was (17.54)% for the quarter ended September 30, 1998.

Average Annual Total Returns of the Fund's
Institutional Class Shares (as of 12/31/99)

                                            Since Commencement of Investment
                          Past One Year     Operations of the Fund (12/30/97)
                          -------------     ---------------------------------
Special Small Cap Fund        6.09%                      2.21%
Russell 2000 Index*          21.26%                     10.69%

* The Russell 2000 Index consists of the 2000 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization. An index is a list of stocks. It is not a managed investment portfolio like the Fund. The returns of an index are calculated without taking into account brokerage costs and the other expenses associated with mutual funds and other managed investment portfolios.

UNDISCOVERED MANAGERS REIT FUND
(THE "REIT FUND")

Investment Objective

High total investment return through a combination of capital appreciation and current income

Principal Investment Strategies

The REIT Fund seeks to achieve its objective by investing substantially all of its assets, and in normal market conditions at least 65% of its assets, in equity securities of real estate investment trusts ("REITs"), including REITs with relatively small market capitalization. The Fund may invest in both equity REITs and mortgage REITs. Equity REITs take ownership interests in real estate. Mortgage REITs invest in mortgages (loans secured by interests in real estate).

In selecting investments for the REIT Fund, the Fund's sub-adviser, Bay Isle Financial Corporation ("Bay Isle"), seeks to identify REITs that have good management, strong balance sheets, above average growth in "funds from operations" and that trade at a discount to their assets' underlying value. "Funds from operations" generally means a REIT's net income (excluding gains (or losses) from debt restructuring and sales of property) plus depreciation of real property. The Fund is "non-diversified."

Principal Risks

Investing in the REIT Fund involves risks. The Fund may not perform as well as other investments, and as with all mutual funds, there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include:

o    A general decline in the U.S. stock markets,

o    Poor performance of individual stocks held by the Fund,

o    Potentially rapid price changes (volatility) of equity securities,

o The risks associated with investment in small capitalization companies (such as more abrupt price movements, greater dependence on individual personnel or properties and less liquidity than larger companies),

o The risks of being non-diversified (greater susceptibility to risks associated with particular issuers than a diversified fund since a non-diversified fund may invest a greater percentage of its total assets in securities of individual issuers, or may invest in a smaller number of different issuers, than a diversified fund) and

o The risks associated with investment in a portfolio consisting primarily of REITs. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs. The prices of mortgage REITs are affected by the quality of any credit they extend, the credit worthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. A REIT must distribute 95% of its taxable income to qualify for beneficial federal tax treatment. If a REIT is unable to qualify, then it would be taxed as a corporation and distributions to shareholders would be reduced. Although the Fund does not invest directly in real estate, an investment in the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Fund Performance

The bar chart below shows the annual total returns of the Institutional Class shares of the REIT Fund for the 1998 and 1999 calendar years. The table following the bar chart compares the average annual total returns of the Fund's Institutional Class shares to the returns of the Morgan Stanley REIT Index. This performance information gives some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Institutional Class shares from year to year and by showing how the average annual returns of the Fund's Institutional Class shares compare with those of a broad measure of REIT market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns of the Fund's Institutional
Class Shares for the Calendar Years Ended 12/31/98 and 12/31/99*

[BAR CHART]

                  1998           1999

RETURN           (9.76)%        (0.39)%

* The unannualized total return of the Fund's Institutional Class shares for the first three quarters of 2000 was 25.91%.

During the period shown in the bar chart above, the highest quarterly return of the Fund's Institutional Class shares was 12.25% for the quarter ended June 30, 1999 and the lowest quarterly return of the Fund's Institutional Class shares was (6.91)% for the quarter ended September 30, 1998.

Average Annual Total Returns of the Fund's
Institutional Class Shares (as of 12/31/99)

                                             Since Commencement of Investment
                             Past One Year    Operations of the Fund (1/1/98)
                             -------------   --------------------------------
REIT Fund                       (0.39)%                  (5.20)%
Morgan Stanley REIT Index*      (4.55)%                 (10.94)%

* The Morgan Stanley REIT Index is a market capitalization weighted total return index of 129 REITs which exceed certain minimum liquidity criteria concerning market capitalization, shares outstanding, trading volume and per share market price. An index is a list of stocks. It is not a managed investment portfolio like the Fund. The returns of an index are calculated without taking into account brokerage costs and the other expenses associated with mutual funds and other managed investment portfolios.

UNDISCOVERED MANAGERS SMALL CAP VALUE FUND
(THE "SMALL CAP VALUE FUND")

Investment Objective

Long-term growth of capital

Principal Investment Strategies

The Small Cap Value Fund seeks to achieve its objective by investing primarily in common stocks of companies with a market float of $1.2 billion or less that the Fund's sub-adviser, J.L. Kaplan Associates, LLC ("Kaplan Associates"), considers to be undervalued at the time of purchase and to have the potential for long-term capital appreciation. Market float is the total value of all the outstanding shares of a company that are registered for public trading and does not include shares held by company founders or other insiders that are not freely resalable.

In selecting stocks for the Small Cap Value Fund, Kaplan Associates will consider, among other things, the issuer's earning power and the value of the issuer's assets.

Under normal market conditions, the Small Cap Value Fund will invest at least 65% of its total assets in common stocks of companies with a market float of $1.2 billion or less.

Principal Risks

Investing in the Small Cap Value Fund involves risks. The Fund may not perform as well as other investments, and as with all mutual funds, there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include:

o    A general decline in the U.S. stock markets,

o    Poor performance of individual stocks held by the Fund,

o    Potentially rapid price changes (volatility) of equity securities and

o The risks associated with investment in small capitalization companies (such as more abrupt price movements, greater dependence on individual personnel or products, limited markets and less liquidity than larger, more established companies).

Fund Performance

The bar chart below shows the annual total returns of the Institutional Class shares of the Small Cap Value Fund for the 1998 and 1999 calendar years. The table following the bar chart compares the average annual total returns of the Fund's Institutional Class shares to the returns of the Russell 2000 Value Index. This performance information gives some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Institutional Class shares from year to year and by showing how the average annual returns of the Fund's Institutional Class shares compare with those of a broad measure of market performance. The table also includes the returns of the Russell 2000 Index, the index against which the Fund was formerly compared. The Fund has chosen to use the Russell 2000 Value Index as its new comparative index because the Russell 2000 Value Index more closely reflects the Fund's investment universe than the Russell 2000 Index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns of the Fund's Institutional
Class Shares for the Calendar Years Ended 12/31/98 and 12/31/99*

[BAR CHART]

                  1998           1999

RETURN           (0.72)%         9.94%

* The unannualized total return of the Fund's Institutional Class shares for the first three quarters of 2000 was 8.30%.

During the period shown in the bar chart above, the highest quarterly return of the Fund's Institutional Class shares was 22.20% for the quarter ended June 30, 1999 and the lowest quarterly return of the Fund's Institutional Class shares was (19.32)% for the quarter ended September 30, 1998.

Average Annual Total Returns of the Fund's
Institutional Class Shares (as of 12/31/99)

                                              Since Commencement of Investment
                              Past One Year   Operations of the Fund (12/30/97)
                              -------------   ---------------------------------
Small Cap Value Fund              9.94%                    5.80%
Russell 2000 Value Index*        (1.49)%                  (3.21)%
Russell 2000 Index*              21.26%                   10.69%

* The Russell 2000 Value Index consists of those companies within the 2000 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization, with lower price-to-book ratios and lower forecasted growth rates. The Russell 2000 Index consists of the 2000 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization. An index is a list of stocks. It is not a managed investment portfolio like the Fund. The returns of an index are calculated without taking into account brokerage costs and the other expenses associated with mutual funds and other managed investment portfolios.

UNDISCOVERED MANAGERS HIDDEN VALUE FUND
(THE "HIDDEN VALUE FUND")

Investment Objective

Long-term growth of capital

Principal Investment Strategies

The Hidden Value Fund seeks to achieve its objective by investing primarily in common stocks of companies that the Fund's sub-adviser, Kaplan Associates, considers to be undervalued at the time of purchase and to have the potential for long-term capital appreciation. Kaplan Associates believes that the value of certain stocks will tend to be "hidden" from the market for reasons including the coverage of certain companies by relatively few securities analysts.

In selecting stocks for the Hidden Value Fund, Kaplan Associates will consider, among other things, the issuer's earning power and the value of the issuer's assets.

Kaplan Associates expects that the median market capitalization of stocks held by the Hidden Value Fund will ordinarily range from $800 million to $5 billion. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks.

Principal Risks

Investing in the Hidden Value Fund involves risks. The Fund may not perform as well as other investments, and as with all mutual funds, there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include:

o    A general decline in the U.S. stock markets,

o    Poor performance of individual stocks held by the Fund,

o    Potentially rapid price changes (volatility) of equity securities and

o The risks associated with investment in smaller capitalization companies (such as more abrupt price movements, greater dependence on individual personnel or products, limited markets and less liquidity than larger, more established companies).

Fund Performance

The bar chart below shows the annual total returns of the Institutional Class shares of the Hidden Value Fund for the 1998 and 1999 calendar years. The table following the bar chart compares the average annual total returns of the Fund's Institutional Class shares to the returns of the Russell Midcap Value Index. This performance information gives some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Institutional Class shares from year to year and by showing how the average annual returns of the Fund's Institutional Class shares compare with those of a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns of the Fund's Institutional
Class Shares for the Calendar Years Ended 12/31/98 and 12/31/99*

[BAR CHART]

                  1998           1999

RETURN           (4.53)%         8.94%

* The unannualized total return of the Fund's Institutional Class shares for the first three quarters of 2000 was (1.31)%.

During the period shown in the bar chart above, the highest quarterly return of the Fund's Institutional Class shares was 18.89% for the quarter ended December 31, 1998 and the lowest quarterly return of the Fund's Institutional Class shares was (20.95)% for the quarter ended September 30, 1998.

Average Annual Total Returns of the Fund's
Institutional Class Shares (as of 12/31/99)

                                               Since Commencement of Investment
                              Past One Year    Operations of the Fund (12/31/97)
                              -------------    ---------------------------------
Hidden Value Fund                 8.94%                     2.55%
Russell Midcap Value Index*      (0.11)%                    2.79%

* The Russell Midcap Value Index consists of those companies within the 800 smallest of the 1000 largest U.S.-domiciled companies, ranked by market capitalization, with lower price-to-book ratios and lower forecasted growth rates. An index is a list of stocks. It is not a managed investment portfolio like the Fund. The returns of an index are calculated without taking into account brokerage costs and the other expenses associated with mutual funds and other managed investment portfolios.

UNDISCOVERED MANAGERS CORE EQUITY FUND
(THE "CORE EQUITY FUND")

Investment Objective

Long-term growth of capital

Principal Investment Strategies

The Core Equity Fund seeks to achieve its objective by investing substantially all of its assets in common stocks of well-established, high-quality U.S. companies.

In selecting investments for the Core Equity Fund, the Fund's sub-adviser, Waite & Associates, L.L.C. ("Waite"), will consider, among other things, its expectations as to the relative performance of various sectors of the economy and the relative growth prospects of different companies within such sectors.

Although the common stocks in which the Core Equity Fund invests will typically have larger market capitalization, the Fund may invest in stocks with capitalization as low as $1 billion. Under normal market conditions, the Fund will invest substantially all of its assets in common stocks.

Principal Risks

Investing in the Core Equity Fund involves risks. The Fund may not perform as well as other investments, and as with all mutual funds, there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include:

o    A general decline in the U.S. stock markets,

o    Poor performance of individual stocks held by the Fund and

o    Potentially rapid price changes (volatility) of equity securities.

Fund Performance

The bar chart below shows the annual total returns of the Institutional Class shares of the Core Equity Fund for the 1998 and 1999 calendar years. The table following the bar chart compares the average annual total returns of the Fund's Institutional Class shares to the returns of the Russell 1000 Index. This performance information gives some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Institutional Class shares from year to year and by showing how the average annual returns of the Fund's Institutional Class shares compare with those of a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns of the Fund's Institutional
Class Shares for the Calendar Years Ended 12/31/98 and 12/31/99*

[BAR CHART]

                  1998           1999

RETURN           21.47%          1.95%

* The unannualized total return of the Fund's Institutional Class shares for the first three quarters of 2000 was (6.18)%.

During the period shown in the bar chart above, the highest quarterly return of the Fund's Institutional Class shares was 16.04% for the quarter ended December 31, 1998 and the lowest quarterly return of the Fund's Institutional Class shares was (9.47)% for the quarter ended September 30, 1998.

Average Annual Total Returns of the Fund's
Institutional Class Shares (as of 12/31/99)

                                            Since Commencement of Investment
                         Past One Year      Operations of the Fund (12/31/97)
                         -------------      ---------------------------------
Core Equity Fund             1.95%                       11.77%
Russell 1000 Index*         20.91%                       23.96%

* The Russell 1000 Index consists of the 1000 largest U.S.-domiciled companies, ranked by market capitalization. An index is a list of stocks. It is not a managed investment portfolio like the Fund. The returns of an index are calculated without taking into account brokerage costs and the other expenses associated with mutual funds and other managed investment portfolios.

UM SMALL CAP GROWTH FUND
(THE "SMALL CAP GROWTH FUND")

Investment Objective

Long-term capital appreciation

Principal Investment Strategies

The Small Cap Growth Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies with market capitalizations of $2.5 billion or less that the Fund's sub-adviser, Mazama Capital Management, Inc. ("Mazama") believes possess superior growth characteristics. Mazama utilizes a proprietary Price Performance Model to assist it in identifying growth companies it believes are undervalued relative to their management quality and earnings potential.

Under normal market conditions, the Small Cap Growth Fund will invest substantially all of its assets in common stocks and at least 65% of its assets in common stocks of companies with market capitalizations of $2.5 billion or less.

Principal Risks

Investing in the Small Cap Growth Fund involves risks. The Fund may not perform as well as other investments, and as with all mutual funds, there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include:

o    A general decline in the U.S. stock markets,

o    Poor performance of individual stocks held by the Fund,

o    Potentially rapid price changes (volatility) of equity securities and

o The risks associated with investment in small capitalization companies (such as more abrupt price movements, greater dependence on individual personnel or products, limited markets and less liquidity than larger, more established companies).

Fund Performance

The Small Cap Growth Fund's performance is variable. Since the Fund commenced investment operations on October 2, 2000, this Prospectus does not include a bar chart showing annual total returns or a table showing average annual total returns compared against an appropriate broad-based securities market index.

UM INTERNATIONAL EQUITY FUND
(THE "INTERNATIONAL EQUITY FUND")

Investment Objective

Capital appreciation

Principal Investment Strategies

The International Equity Fund seeks to achieve its objective by investing in common stocks or other equity securities of issuers of any market capitalization (small-, mid- or large-cap) that are principally traded on any of the stock markets of Europe, Asia, Australia or New Zealand.

Although permitted to invest in equity securities that are principally traded on any of the stock markets listed below, the International Equity Fund will not, under normal market conditions, invest more than 15% of its total assets in issuers whose equity securities are not principally traded on stock markets in countries included in the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index"). As of the date of this Prospectus, the countries included in the MSCI EAFE Index were:

Australia            France               Japan                  Singapore
Austria              Germany              Netherlands            Spain
Belgium              Hong Kong            New Zealand            Sweden
Denmark              Ireland              Norway                 Switzerland
Finland              Italy                Portugal               United Kingdom

In selecting investment securities for the International Equity Fund, the Fund's sub-adviser, Unibank Securities, Inc. ("Unibank"), focuses on identifying structural changes and understanding the implications of these changes and then identifying investment opportunities that result from these changes.

Under normal market conditions, the Fund will invest substantially all of its assets in equity securities.

Principal Risks

Investing in the International Equity Fund involves risks. The Fund may not perform as well as other investments, and as with all mutual funds, there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include:

o A general decline in the stock markets of Europe, Asia, Australia or New Zealand,

o    Poor performance of individual stocks held by the Fund,

o    Potentially rapid price changes (volatility) of equity securities and

o The risks associated with investment in foreign securities generally, which include fluctuations in the value of the U.S. dollar relative to other countries' currencies, higher volatility than U.S. securities and limited liquidity, risks of unfavorable political and economic developments in foreign countries, and less extensive or reliable information about foreign companies than about U.S. companies.

Fund Performance

The bar chart below shows the annual total return of the Institutional Class shares of the International Equity Fund for the 1999 calendar year. The table following the bar chart compares the average annual total return of the Fund's Institutional Class shares to the return of the MSCI EAFE Index. This performance information gives some indication of the risks of an investment in the Fund by comparing the performance of the Fund's Institutional Class shares with a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

Annual Total Return of the Fund's Institutional
Class Shares for the Calendar Year Ended 12/31/99*

[BAR CHART]

                  1999

RETURN           58.94%

* The unannualized total return of the Fund's Institutional Class shares for the first three quarters of 2000 was (14.24)%.

During the period shown in the bar chart above, the highest quarterly return of the Fund's Institutional Class shares was 37.30% for the quarter ended December 31, 1999 and the lowest quarterly return of the Fund's Institutional Class shares was 2.40% for the quarter ended March 31, 1999.

Average Annual Total Returns of the Fund's
Institutional Class Shares (as of 12/31/99)

                                             Since Commencement of Investment
                           Past One Year     Operations of the Fund (12/30/98)
                           -------------     ---------------------------------
International Equity Fund      58.94%                    58.74%
MSCI EAFE Index*               25.27%                    25.03%

* The MSCI EAFE Index consists of over 1000 stocks from any of 20 different countries with Japan, United Kingdom, France and Germany being the most heavily weighted. An index is a list of stocks. It is not a managed investment portfolio like the Fund. The returns of an index are calculated without taking into account brokerage costs and the other expenses associated with mutual funds and other managed investment portfolios.

UM INTERNATIONAL SMALL CAP EQUITY FUND
(THE "INTERNATIONAL SMALL CAP EQUITY FUND")

Investment Objective

Capital appreciation

Principal Investment Strategies

The International Small Cap Equity Fund seeks to achieve its objective by investing primarily in common stocks or other equity securities of small cap issuers (issuers with a market cap below $1.5 billion) that are principally traded on any of the stock markets of Europe, Asia, Australia or New Zealand.

Although permitted to invest in equity securities that are principally traded on any of the foregoing stock markets, the International Small Cap Equity Fund will not, under normal market conditions, invest more than 15% of its total assets in issuers whose equity securities are not principally traded on stock markets in countries included in the MSCI EAFE Index. A list of the MSCI EAFE Index countries is included in the description of the International Equity Fund above.

In selecting investment securities for the International Small Cap Equity Fund, the Fund's sub-adviser, Unibank, focuses on identifying structural changes and understanding the implications of these changes and then identifying investment opportunities that result from these changes.

Under normal market conditions, the International Small Cap Equity Fund will invest substantially all of its assets in equity securities and will invest at least 65% of its total assets in equity securities of issuers with market capitalizations, at the time of purchase, of under $1.5 billion.

Principal Risks

Investing in the International Small Cap Equity Fund involves risks. The Fund may not perform as well as other investments, and as with all mutual funds, there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include:

o A general decline in the stock markets of Europe, Asia, Australia or New Zealand,

o    Poor performance of individual stocks held by the Fund,

o    Potentially rapid price changes (volatility) of equity securities,

o The risks associated with investment in small capitalization companies (such as more abrupt price movements, greater dependence on individual personnel or products, limited markets and less liquidity than larger, more established companies) and

o The risks associated with investment in foreign securities generally, which include fluctuations in the value of the U.S. dollar relative to other countries' currencies, higher volatility than U.S. securities and limited liquidity, risks of unfavorable political and economic developments in foreign countries, and less extensive or reliable information about foreign companies than about U.S. companies.

Fund Performance

The bar chart below shows the annual total return of the Institutional Class shares of the International Small Cap Equity Fund for the 1999 calendar year. The table following the bar chart compares the average annual total return of the Fund's Institutional Class shares to the return of the MSCI EAFE Small Cap Index. This performance information gives some indication of the risks of an investment in the Fund by comparing the performance of the Fund's Institutional Class shares with a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

Annual Total Return of the Fund's Institutional
Class Shares for the Calendar Year Ended 12/31/99(1)(2)

[BAR CHART]

                  1999

RETURN           68.65%

(1) The Fund imposes a contingent redemption fee in the amount of 1.00% on redemptions and exchanges of Fund shares held for one year or less from the time of purchase, which is not reflected in the bar chart. If the contingent redemption fee was reflected, the returns would be less than those shown.

(2) The unannualized total return of the Fund's Institutional Class shares for the first three quarters of 2000 was 5.32%.

During the period shown in the bar chart above, the highest quarterly return of the Fund's Institutional Class shares was 35.13% for the quarter ended December 31, 1999 and the lowest quarterly return of the Fund's Institutional Class shares was 2.00% for the quarter ended March 31, 1999.

Average Annual Total Returns of the Fund's
Institutional Class Shares (as of 12/31/99)

                                             Since Commencement of Investment
                           Past One Year     Operations of the Fund (12/30/98)
                           -------------     ---------------------------------
International Small Cap
   Equity Fund               67.65%(1)                    68.41%
MSCI EAFE
   Small Cap Index(2)        17.67%                       19.06%

(1) The average annual total return of the Fund for the past year reflects the deduction of a contingent redemption fee in the amount of 1.00% that is imposed on redemptions and exchanges of Fund shares held for one year or less from the time of purchase.

(2) The MSCI EAFE Small Cap Index is comprised of over 1200 stocks of companies that have market capitalizations of between $200 million and $800 million and are from any of 20 different countries with Japan, United Kingdom, France and Germany being the most heavily weighted. An index is a list of stocks. It is not a managed investment portfolio like the Fund. The returns of an index are calculated without taking into account brokerage costs and the other expenses associated with mutual funds and other managed investment portfolios.

THE FUNDS' FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Funds.

                                                                          Behavioral      Behavioral       Behavioral
                                                                          Growth Fund     Value Fund     Long/Short Fund
                                                                         -------------   -------------   ---------------
                                                                         Institutional   Institutional    Institutional
                                                                            Class            Class            Class
                                                                         -------------   -------------   ---------------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases                             none            none            none
Maximum Deferred Sales Charge (Load)                                         none            none            none
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                  none            none            none
Redemption Fees (as a percentage of amount redeemed, if applicable)(1)       none            none            1.00%(2)
Exchange Fees (as a percentage of amount exchanged, if applicable)           none            none            1.00%(2)

ANNUAL FUND OPERATING EXPENSES (expenses that are
   deducted from Fund assets)
Management Fees                                                              0.95%           1.05%           1.55%
Distribution (12b-1) Fees                                                    none            none            none
Other Expenses                                                               0.49%           1.26%           2.42%(3)
Total Annual Fund Operating Expenses                                         1.44%           2.31%           3.97%(3)
Fee Reduction and/or Expense Reimbursement(4)                               (0.14)%         (0.91)%         (1.97)%
Net Expenses(4)                                                              1.30%           1.40%           2.00%(3)

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

This Example assumes that (i) you invest $10,000 in each Fund for the time periods indicated, (ii) your investment has a 5% return each year, (iii) you redeem all of your shares at the end of those periods and (iv) each Fund's operating expenses remain the same. For the Behavioral Long/Short Fund, which imposes a redemption fee, costs are also shown for when you do not redeem your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                      Behavioral Long/Short Fund
                                                                      --------------------------
                 Behavioral Growth Fund     Behavioral Value Fund     Redemption   No Redemption
                 ----------------------     ---------------------     ----------   -------------

One Year                 $  132                    $  143               $  306         $  203
Three Years              $  442                    $  634               $1,029         $1,029
Five Years               $  774                    $1,153               $1,873         $1,873
Ten Years                $1,712                    $2,576               $4,058         $4,058

(1) Redemptions by wire transfer are subject to a wire fee (currently $5) that is deducted from the redemption proceeds.

(2) A contingent redemption fee in the amount of 1.00% is imposed on redemptions and exchanges of Fund shares held for one year or less from the time of purchase. The contingent redemption fee does not apply to reinvested dividends. SEE SELLING SHARES -- CONTINGENT REDEMPTION FEE below.

(3) Other Expenses, Total Annual Fund Operating Expenses and Net Expenses do not include dividend expenses incurred in connection with short sales, which are included in and reduce the investment return of the Fund. Dividend expenses were 0.69% for the Fund's last fiscal year.

(4) Undiscovered Managers, LLC, the Funds' investment adviser, has contractually agreed, through December 31, 2001, to reduce its fees and/or pay the expenses of the Funds' Institutional Class shares in order to limit such class's expenses (exclusive of brokerage costs, interest, taxes, extraordinary expenses and, in the case of the Behavioral Long/Short Fund, dividends payable with respect to securities sold short) to the percentages of net assets shown above, subject to later reimbursement by such Funds in certain circumstances. See THE FUNDS' MANAGEMENT -- FUND EXPENSES below.

                                                              Special Small        REIT           Small Cap
                                                                 Cap Fund          Fund          Value Fund
                                                              -------------    -------------    -------------
                                                              Institutional    Institutional    Institutional
                                                                  Class            Class           Class
                                                              -------------    -------------    -------------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases                   none             none            none
Maximum Deferred Sales Charge (Load)                               none             none            none
Maximum Sales Charge (Load) Imposed on Reinvested Dividends        none             none            none
Redemption Fees(1)                                                 none             none            none
Exchange Fees                                                      none             none            none

ANNUAL FUND OPERATING EXPENSES (expenses that are
   deducted from Fund assets)
Management Fees                                                    0.65%(2)         1.05%           1.05%
Distribution (12b-1) Fees                                          none             none            none
Other Expenses                                                     0.75%            0.85%           0.85%
Total Annual Fund Operating Expenses                               1.40%            1.90%           1.90%
Fee Reduction and/or Expense Reimbursement(3)                     (0.20)%          (0.50)%         (0.50)%
Net Expenses(3)                                                    1.20%            1.40%           1.40%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

This Example assumes that (i) you invest $10,000 in each Fund for the time periods indicated, (ii) your investment has a 5% return each year, (iii) you redeem all of your shares at the end of those periods and (iv) each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              Special Small Cap Fund   REIT Fund   Small Cap Value Fund
              ----------------------   ---------   --------------------

One Year              $  122             $  143           $  143
Three Years           $  423             $  548           $  548
Five Years            $  747             $  980           $  980
Ten Years             $1,662             $2,182           $2,182

(1) Redemptions by wire transfer are subject to a wire fee (currently $5) that is deducted from the redemption proceeds.

(2) The fee rate varies depending on the investment performance of the Fund. The fee rate is determined by adding to (or subtracting from) 1.15% one-fifth of the number of basis points by which the total return of the Fund during the one-year period ending at the end of a quarter exceeds (or falls short of) the total return of the Russell 2000 Index during the one-year period ending at the end of such quarter. The annual advisory fee rate will not be more than 1.65% or less than 0.65%. See THE FUNDS' MANAGEMENT below.

(3) Undiscovered Managers, LLC, the Funds' investment adviser, has contractually agreed, through December 31, 2001, to reduce its fees and/or pay the expenses of the Funds' Institutional Class shares in order to limit such class's expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses) to the percentages of net assets shown above for the REIT Fund and the Small Cap Value Fund and to a range from 1.20% to 2.20% (depending on the exact rate of the advisory fee) of the net assets of the Special Small Cap Fund, in each case subject to later reimbursement by the relevant Fund in certain circumstances. See THE FUNDS' MANAGEMENT -- FUND EXPENSES below.

                                                                Hidden        Core Equity      Small Cap
                                                              Value Fund         Fund         Growth Fund
                                                             -------------   -------------   -------------
                                                             Institutional   Institutional   Institutional
                                                                 Class           Class           Class
                                                             -------------   -------------   -------------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases                 none            none            none
Maximum Deferred Sales Charge (Load)                             none            none            none
Maximum Sales Charge (Load) Imposed on Reinvested Dividends      none            none            none
Redemption Fees(1)                                               none            none            none
Exchange Fees                                                    none            none            none

ANNUAL FUND OPERATING EXPENSES (expenses that are
   deducted from Fund assets)
Management Fees                                                  0.95%           0.74%           0.95%
Distribution (12b-1) Fees                                        none            none            none
Other Expenses                                                   2.90%           2.87%           0.54%(2)
Total Annual Fund Operating Expenses                             3.85%           3.61%           1.49%
Fee Reduction and/or Expense Reimbursement(3)                   (2.55)%         (2.62)%         (0.29)%
Net Expenses(3)                                                  1.30%           0.99%           1.20%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

This Example assumes that (i) you invest $10,000 in each Fund for the time periods indicated, (ii) your investment has a 5% return each year, (iii) you redeem all of your shares at the end of those periods and (iv) each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                Hidden Value Fund   Core Equity Fund   Small Cap Growth Fund(4)
                -----------------   ----------------   ------------------------

One Year             $  132              $  101                  $  122
Three Years          $  940              $  862                  $  443
Five Years           $1,766              $1,645
Ten Years            $3,917              $3,699

(1) Redemptions by wire transfer are subject to a wire fee (currently $5) that is deducted from the redemption proceeds.

(2) Since the Fund is newly organized, Other Expenses is based on estimated amounts for the current fiscal year.

(3) Undiscovered Managers, LLC, the Funds' investment adviser, has contractually agreed, through December 31, 2001, to reduce its fees and/or pay the expenses of the Funds' Institutional Class shares in order to limit such class's expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses) to the percentages of net assets shown above, subject to later reimbursement by such Funds in certain circumstances. See THE FUNDS' MANAGEMENT -- FUND EXPENSES below.

(4) Under SEC rules, a newly organized fund, such as the Small Cap Growth Fund, is required to show expenses in an example of one- and three-year periods only.

                                                                         International   International
                                                                            Equity         Small Cap
                                                                             Fund         Equity Fund
                                                                         -------------   -------------
                                                                         Institutional   Institutional
                                                                             Class           Class
                                                                         -------------   -------------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases                             none            none
Maximum Deferred Sales Charge (Load)                                         none            none
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                  none            none
Redemption Fees (as a percentage of amount redeemed, if applicable)(1)       none            1.00%(2)
Exchange Fees (as a percentage of amount exchanged, if applicable)           none            1.00%(2)

ANNUAL FUND OPERATING EXPENSES (expenses that are
   deducted from Fund assets)
Management Fees                                                              0.95%           1.15%
Distribution (12b-1) Fees                                                    none            none
Other Expenses                                                               1.40%           1.03%
Total Annual Fund Operating Expenses                                         2.35%           2.18%
Fee Reduction and/or Expense Reimbursement(3)                               (0.90)%         (0.58)%
Net Expenses(3)                                                              1.45%           1.60%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

This Example assumes that (i) you invest $10,000 in each Fund for the time periods indicated, (ii) your investment has a 5% return each year, (iii) you redeem all of your shares at the end of those periods and (iv) each Fund's operating expenses remain the same. For the International Small Cap Equity Fund, which imposes a redemption fee, costs are also shown for when you do not redeem your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             International Small Cap Equity Fund
                                             -----------------------------------
               International Equity Fund       Redemption        No Redemption
               -------------------------     --------------    -----------------
One Year                $  148                   $  266             $  163
Three Years             $  647                   $  626             $  626
Five Years              $1,174                   $1,116             $1,116
Ten Years               $2,617                   $2,468             $2,468

(1) Redemptions by wire transfer are subject to a wire fee (currently $5) that is deducted from the redemption proceeds.

(2) A contingent redemption fee in the amount of 1.00% is imposed on redemptions and exchanges of Fund shares held for one year or less from the time of purchase. The contingent redemption fee does not apply to reinvested dividends. See SELLING SHARES -- CONTINGENT REDEMPTION FEE below.

(3) Undiscovered Managers, LLC, the Funds' investment adviser, has contractually agreed, through December 31, 2001, to reduce its fees and/or pay the expenses of the Funds' Institutional Class shares in order to limit such class's expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses) to the percentages of net assets shown above, subject to later reimbursement by such Funds in certain circumstances. See THE FUNDS' MANAGEMENT -- FUND EXPENSES below.

OTHER POLICIES AND ADDITIONAL DISCLOSURE ON RISKS

OTHER POLICIES

ADDITIONAL FUND INVESTMENTS

Each Fund may invest its cash in repurchase agreements and other cash instruments pending investment in equity securities.

PORTFOLIO TURNOVER

The Funds are actively managed and consequently may engage in frequent trading of portfolio securities. High portfolio turnover results in higher brokerage and other expenses, which could reduce Fund performance. High portfolio turnover also may increase the amount of taxes payable by a Fund's shareholders.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

The investment objectives and policies of the Funds can be changed without shareholder approval, except for the policies that are identified in the Funds' Statement of Additional Information (the "SAI") as "fundamental."

MORE ABOUT RISK

COMMON STOCKS AND OTHER EQUITY SECURITIES

The Funds invest mostly in "common stocks." "Common stocks" represent an ownership interest in a company. The Funds can also invest in securities that can be exercised for or converted into common stocks (such as warrants or convertible preferred stock). While offering greater potential for long-term growth, common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Fund may sometimes decrease instead of increase. Each Fund may invest in equity securities of companies with relatively small market capitalization. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See Small Companies below. Each Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some over-the-counter securities may be more difficult to sell under some market conditions.

Convertible securities include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The movements in the prices of convertible securities, however, may be smaller than the movements in the value of the underlying equity securities.

SMALL COMPANIES

All of the Funds may invest in companies with relatively small market capitalization, and the Special Small Cap Fund, the Small Cap Value Fund, the Small Cap Growth Fund and the International Small Cap Equity Fund will invest primarily in such companies.

Investments in companies with relatively small capitalization may involve greater risk than is usually associated with stocks of larger companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or market averages in general. The net asset value per share of Funds that invest in companies with smaller capitalization therefore may fluctuate more widely than market averages.

SHORT SALES

The Behavioral Long/Short Fund will make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a lender, such as a broker or other institution, and deliver it to the other party to the transaction. The Fund is obligated to return the security to the lender on demand. The Fund does this by buying the security back and delivering it to the lender. The Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund delivers the security back to the lender. The Fund will realize a gain if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold short. Until the security sold short is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any gain resulting from a short sale will be decreased, and the amount of any loss increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

Until the Fund replaces a borrowed security, it will keep in a special account with its custodian cash, U.S. Government securities or other liquid securities such that the amount in the account plus any amount deposited with a broker or other custodian as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with such broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with such broker or custodian. The Fund will not make a short sale if, after giving effect to such sale, the market value of all short positions exceeds 100% of the value of the Fund's net assets. The Fund's use of short sales may result in the Fund realizing more short-term capital gains (generally subject to tax at ordinary income tax rates) than it would if it did not engage in short sales.

REAL ESTATE INVESTMENT TRUSTS

The REIT Fund will invest primarily in shares of REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate-related loans or interests. Under the Internal Revenue Code of 1986, as amended (the "Code"), a REIT is not taxed on income it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it generally distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks) because of its policy of concentrating its investments in the real estate industry. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants and changes in interest rates.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit they extend. Further, Equity REITs and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity REITs and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity REITs and Mortgage REITs could fail to qualify for tax-free pass-through of income under the Code. There is also the risk that borrowers under mortgages held by a REIT or lessees of property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition to the foregoing risks, certain "special purpose" REITs in which the Fund may invest may have their assets in specific real estate sectors, such as hotel REITs, nursing home REITs or warehouse REITs, and are therefore subject to the risks associated with adverse developments in these sectors.

FOREIGN SECURITIES

The International Equity and International Small Cap Equity Funds (the "International Funds") will invest primarily in foreign securities. Investments in foreign securities present risks not typically associated with investments in comparable securities of U.S. issuers.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of the International Funds may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because the International Funds may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Funds' assets and the Funds' income available for distribution.

In addition, although the International Funds' income may be received or realized in foreign currencies, the Funds will be required to compute and distribute their income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United

States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

The International Funds' investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not yet highly developed. Special risks associated with these investments (in addition to the risks associated with foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

The International Funds may invest in foreign equity securities either by purchasing such securities directly or by purchasing "depository receipts." Depository receipts are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. Depository receipts can be either "sponsored" or "unsponsored." Sponsored depository receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depository receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored depository receipts.

In determining whether to invest in securities of foreign issuers, Unibank will consider the likely effects of foreign taxes on the net yield available to the International Funds and to their shareholders. Compliance with foreign tax law may reduce each such Fund's net income available for distribution to its shareholders.

FOREIGN CURRENCY

Most foreign securities in the International Funds' portfolios will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to the Fund holding such securities in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of the Fund's portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of the Fund's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of the Fund's assets and liabilities and on the net investment income available for distribution may be favorable or unfavorable.

The International Funds may incur costs in connection with conversions between various currencies. In addition, each International Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

CURRENCY HEDGING TRANSACTIONS

Each of the International Funds may, at the discretion of Unibank, engage in foreign currency exchange transactions, in connection with the purchase and sale of portfolio securities, to protect the value of specific portfolio positions or in anticipation of changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. Currency hedging transactions may include forward contracts (contracts with another party to buy or sell a currency at a specified price on a speci-fied date), futures contracts (which are similar to forward contracts but are traded on an exchange) and options to buy or sell currencies and currency futures contracts. For more information on foreign currency hedging transactions, see the SAI. Unibank expects to engage in currency hedging transactions only under unusual circumstances. Therefore, investors in the International Funds will ordinarily be exposed to the risks associated with fluctuations in the value of the U.S. dollar relative to the currencies in which those Funds' portfolio securities trade.

THE FUNDS' MANAGEMENT

INVESTMENT ADVISER

The Funds are advised by Undiscovered Managers, LLC ("Undiscovered Managers"), 700 North Pearl Street, Dallas, Texas 75201. Undiscovered Managers was organized in 1997 and has responsibility for the management of the Funds' affairs, under the supervision of Undiscovered Managers Funds' Board of Trustees. Each Fund's investment portfolio is managed on a day-to-day basis by that Fund's sub-adviser, under the general oversight of Undiscovered Managers and the Board of Trustees. Undiscovered Managers monitors and evaluates each sub-adviser to help assure that the sub-adviser is managing its Fund consistently with the Fund's investment objective and restrictions and applicable laws and guidelines. Undiscovered Managers does not, however, determine what investments will be purchased or sold for a Fund.

Each Fund that has completed at least a full fiscal year of investment operations as of the date of this Prospectus paid to Undiscovered Managers for services rendered during such Fund's fiscal year ended August 31, 2000, a management fee at the following annual percentage rates of such Fund's average daily net assets, subject to the fee deferral arrangements described below:

                               FUND                                           FEE RATE
                               ----                                           --------
                      Behavioral Growth Fund                                    0.95%
                      Behavioral Value Fund                                     1.05%
                      Behavioral Long/Short Fund                                1.55%
                      Special Small Cap Fund                                    0.65%*
                      REIT Fund                                                 1.05%
                      Small Cap Value Fund                                      1.05%
                      Hidden Value Fund                                         0.95%
                      Core Equity Fund                                          0.74%
                      International Equity Fund                                 0.95%
                      International Small Cap Equity Fund                       1.15%

* The advisory fee rate for the Special Small Cap Fund varies depending on the investment performance of the Fund. The applicable fee rate is determined by adding to (or subtracting from) 1.15% one-fifth of the number of basis points by which the total return of the Fund during the one-year period ending at the end of a quarter exceeds (or falls short of) the total return of the Russell 2000 Index during the one-year period ending at the end of such quarter. The advisory fee rate will not exceed the annual rate of 1.65% nor be less than the annual rate of 0.65%. The Fund uses the Russell 2000 Index as the standard of performance comparison because that index is well known to investors and is commonly regarded as representative of the performance of U.S. smaller capitalization stocks. The sponsor of the Russell 2000 Index does not sponsor and is not in any other way affiliated with the Fund.

As described above, the advisory fee rate for the Special Small Cap Fund varies depending on the investment performance of the Fund. The following table provides information concerning a range of potential advisory fee rates for the Fund.

                 SPECIAL SMALL CAP FUND
               TOTAL RETURN DIFFERENTIAL                               FEE
           WITH RESPECT TO RUSSELL 2000 INDEX                       PERCENTAGE
           ----------------------------------                       ----------
                         -2.5%                                        0.65%*
                         -1.5%                                        0.85%
                            0%                                        1.15%
                          1.5%                                        1.45%
                          2.5%                                        1.65%**

     * Minimum advisory fee rate even if the total return of the Russell 2000 Index exceeds the total return of the Fund by more than 2.5%.

     ** Maximum advisory fee rate even if the total return of the Fund exceeds the total return of the Russell 2000 Index by more than 2.5%.

For the Small Cap Growth Fund, which has not completed a full fiscal year of investment operations as of the date of this Prospectus, the Fund pays to Undiscovered Managers a management fee at the annual rate of 0.95% of the Fund's average daily net assets, subject to the fee deferral arrangements described below.

SUB-ADVISERS AND PORTFOLIO MANAGERS

FULLER & THALER, formerly known as RJF Asset Management, Inc., is the sub-adviser to the BEHAVIORAL GROWTH FUND, the BEHAVIORAL VALUE FUND and the BEHAVIORAL LONG/SHORT FUND. As sub-adviser, Fuller & Thaler provides day-to-day management of such Funds' portfolios. Fuller & Thaler, 411 Borel Avenue, Suite 402, San Mateo, California 94402, was founded in 1993, and currently serves as an investment adviser to pension and profit sharing plans, academic institutions and other institutional investors.

Russell J. Fuller, Frederick W. Stanske, Mark Moon and Brendan S. MacMillan have day-to-day responsibility for managing the portfolio of each of the Behavioral Growth Fund, the Behavioral Value Fund and the Behavioral Long/Short Fund. Mr. Fuller founded Fuller & Thaler and has served as its President since 1993. He was a Vice President of Strategic Development of Concord Capital Management from 1990 to 1993, and a Professor of Finance and Chair of the Department of Finance at Washington State University from 1984 to 1990. Mr. Stanske joined Fuller & Thaler in 1996 as a Vice President and Portfolio Manager and became a Senior Vice President and Portfolio Manager in 1997. Prior to joining Fuller & Thaler, Mr. Stanske was employed as a Securities Analyst at Farmers Insurance Group from 1987 to 1989 and as a Vice President and Research Analyst at Fisher Investments from 1989 to 1996. Mr. Moon joined Fuller & Thaler in January, 1999 as a Vice President and Portfolio Manager. Prior to joining Fuller & Thaler, Mr. Moon was employed as Chief Investment Officer at Heidt Capital Group, LLC from 1995 to 1998 and as Assistant Treasurer at Amgen Inc. from 1989 to 1995. Mr. MacMillan joined Fuller & Thaler in April, 1999 as a Vice President and Portfolio Manager. Prior to joining Fuller & Thaler, Mr. MacMillan was a Senior Equity Analyst and Director of Research at Insight Capital Research & Management, Inc. from 1995 to 1999.

KESTREL is the sub-adviser to the SPECIAL SMALL CAP FUND. As sub-adviser, Kestrel provides day-to-day management of the Fund's portfolio. Kestrel, 411 Borel Avenue, Suite 403, San Mateo, California 94402, was founded in 1993, and serves as an investment adviser for pension and profit sharing plans, trusts, charitable organizations, and other institutional and private investors.

David J. Steirman and Abbott J. Keller have day-to-day responsibility for managing the Special Small Cap Fund's portfolio. Messrs. Steirman and Keller have served as President and Chief Investment Officer, respectively, of Kestrel since founding the firm in 1993. Messrs. Steirman and Keller have worked together in the investment management business for more than 20 years, having served from 1981 to 1993 as vice president and investment strategist, respectively, at Concord Capital Management, and having both been employed before that at American National Bank of Chicago.

BAY ISLE is the sub-adviser to the REIT FUND. As sub-adviser, Bay Isle provides day-to-day management of the Fund's portfolio. Bay Isle, 160 Sansome Street, San Francisco, California 94104, was founded in 1986, and serves as an investment adviser to pension and profit sharing plans, trusts, charitable organizations, and other institutional and private investors.

William F. K. Schaff and Ralph L. Block have day-to-day responsibility for managing the REIT Fund's portfolio. Mr. Schaff has served as a portfolio manager and Chief Investment Officer of Bay Isle since 1989. Mr. Block has nearly 30 years' experience investing in REITs and is the author of a recent book on REIT investing, The Essential REIT. Mr. Block is Bay Isle's chief REIT analyst and has served as a REIT analyst for Bay Isle since 1993. Mr. Block was also a Partner of the law firm of Graven Perry Block Brody & Qualls from 1969 to 1995.

KAPLAN ASSOCIATES is the sub-adviser to the SMALL CAP VALUE FUND and the HIDDEN VALUE FUND. As sub-adviser, Kaplan Associates provides day-to-day management of such Funds' portfolios. Kaplan Associates, 222 Berkeley Street, Suite 2010, Boston, Massachusetts 02116, is the successor firm to J.L. Kaplan Associates, an investment advisory firm founded in 1976. Kaplan Associates serves as an investment adviser to pension and profit sharing plans, trusts, charitable organizations and other institutional and private investors.

James L. Kaplan and Paul Weisman have day-to-day responsibility for managing the portfolio of each of the Small Cap Value Fund and the Hidden Value Fund. Mr. Kaplan has been the principal of Kaplan Associates and its predecessor since founding the firm in 1976. From 1972 to 1984, he was Associate Professor of Mathematics at Boston University. Mr. Weisman has been a portfolio manager at the firm since 1986. From 1984 to 1986, Mr. Weisman was an investment analyst at Delphi Management, Inc.

WAITE is the sub-adviser to the CORE EQUITY FUND. As sub-adviser, Waite provides day-to-day management of the Fund's portfolio. Waite, 350 South Grand Avenue, Los Angeles, California 90017, is the successor firm to Waite & Associates, the successor firm to Waite & Correnti, an investment advisory firm founded in 1978. Waite serves as an investment adviser to institutional and private investors.

Leslie A. Waite and Diana L. Calhoun have day-to-day responsibility for managing the Core Equity Fund's portfolio. Mr. Waite founded Waite & Correnti in 1978 and has served since then as President and Chief Investment Officer, first of that firm, then of Waite & Associates and now of Waite & Associates, L.L.C. Ms. Calhoun joined the firm in 1981 and holds the positions of Managing Director and Senior Portfolio Manager. Ms. Calhoun held the position of Senior Vice President of Trading from 1981 until becoming a Managing Director in 1997, and has been a Senior Portfolio Manager since 1992.

MAZAMA is the sub-adviser to the SMALL CAP GROWTH FUND. As sub-adviser, Mazama provides day-to-day management of the Fund's portfolio. Mazama, One SW Columbia Street, Suite 1860, Portland, Oregon 97258, is the successor firm to Mazama Capital Management, LLC, which was organized in 1997 in connection with the acquisition by such firm of substantially all of the assets of Black & Company Asset Management, Inc., an investment advisory firm founded in 1993. Mazama serves as investment adviser to certain pension and profit sharing plans, trusts, charitable organizations and other institutional and private investors.

Ronald A. Sauer and Stephen C. Brink, CFA, have day-to-day responsibility for managing the portfolio of the Small Cap Growth Fund. Helen M. Degener contributes ongoing strategic advice and research with respect to the portfolio. Mr. Sauer is a founder and the President and Senior Portfolio Manager at Mazama, and has over 20 years of investment experience. Prior to founding Mazama in October 1997, Mr. Sauer was the President and Director of Research from 1994 to 1997 of Black & Company, Inc., which he joined in 1983. Mr. Brink is a Vice President and the Director of Research at Mazama, and has over 23 years of investment experience. Prior to joining Mazama in 1997, he was the Chief Investment Officer from 1991 to 1997 of US Trust's Pacific Northwest office, where he had been employed since 1984. Ms. Degener is the Chief Investment Officer of Mazama and has over 30 years of investment experience. Prior to joining Mazama, she was a Senior Vice President and portfolio manager at Fiduciary Trust Company International, where she had worked since 1994.

UNIBANK is the sub-adviser to the INTERNATIONAL EQUITY FUND and the INTERNATIONAL SMALL CAP EQUITY FUND. As sub-adviser, Unibank provides day-to-day management of such Funds' portfolios. Unibank, 13-15 West 54th Street, New York, New York 10019, was founded in 1994. Unibank or its affiliate, Unibank A/S, currently serves as an investment adviser to pension and profit sharing plans, trusts and other institutional and private investors.

Investment decisions for the International Equity Fund's and the International Small Cap Equity Fund's portfolios are made by an investment team.

For each Fund that has completed at least a full fiscal year of investment operations as of the date of this Prospectus, Undiscovered Managers paid to the relevant sub-adviser for services rendered during such Fund's fiscal year ended August 31, 2000, a sub-advisory fee at the following annual percentage rates of such Fund's average daily net assets:

                       FUND                      SUB-ADVISER           FEE RATE
                       ----                      -----------           --------
         Behavioral Growth Fund               Fuller & Thaler            0.59%
         Behavioral Value Fund                Fuller & Thaler            0.70%
         Behavioral Long/Short Fund           Fuller & Thaler            1.20%
         Special Small Cap Fund               Kestrel                    0.30%*
         REIT Fund                            Bay Isle                   0.70%
         Small Cap Value Fund                 Kaplan Associates          0.70%
         Hidden Value Fund                    Kaplan Associates          0.60%
         Core Equity Fund                     Waite                      0.40%
         International Equity Fund            Unibank                    0.60%
         International Small Cap Equity Fund  Unibank                    0.80%

* The sub-advisory fee rate for the Special Small Cap Fund varies depending on the investment performance of the Fund. The applicable fee rate is determined by adding to (or subtracting from) 0.80% one-fifth of the number of basis points by which the total return of the Fund during the one-year period ending at the end of a quarter exceeds (or falls short of) the total return of the Russell 2000 Index during the one-year period ending at the end of such quarter. The sub-advisory fee rate will not exceed the annual rate of 1.30% nor be less than the annual rate of 0.30%.

For the Small Cap Growth Fund, which has not completed a full fiscal year of investment operations as of the date of this Prospectus, Undiscovered Managers pays to Mazama a sub-advisory fee at the annual rate of 0.60% of the first $200 million of the Fund's average daily net assets, 0.55% of the next $100 million of such assets and 0.50% of such assets in excess of $300 million.

FUND EXPENSES

Undiscovered Managers has contractually agreed to reduce its management fees and pay the expenses of each Fund's Institutional Class shares in order to limit such class's expenses (exclusive of brokerage costs, interest, taxes, extraordinary expenses and, in the case of the Behavioral Long/Short Fund, dividends payable with respect to securities sold short) to the following annual percentage rate of the average daily net assets of such class, subject to the obligation of a Fund to repay Undiscovered Managers such deferred fees and expenses in future years, if any, when such Fund's Institutional Class expenses (exclusive of brokerage costs, interest, taxes, extraordinary expenses and, in the case of the Behavioral Long/Short Fund, dividends payable with respect to securities sold short) fall below the stated percentage rate, but only to the extent that such repayment would not cause such Fund's Institutional Class expenses (exclusive of brokerage costs, interest, taxes, extraordinary expenses and, in the case of the Behavioral Long/Short Fund, dividends payable with respect to securities sold short) in any such future year to exceed the stated percentage rate, and provided that such Fund is not obligated to repay any such deferred fees and expenses more than three years after the end of the fiscal year in which they were incurred (for expenses incurred before December 28, 1999, the Funds' repayment obligation extended until two years after the end of the fiscal year in which the expenses were incurred): 0.99% for the Core Equity Fund; 1.20% for the Small Cap Growth Fund; 1.30% for the Behavioral Growth Fund and the Hidden Value Fund; 1.40% for the Behavioral Value Fund, the REIT Fund and the Small Cap Value Fund; 1.45% for the International Equity Fund; 1.60% for the International Small Cap Equity Fund; 2.00% for the Behavioral Long/Short Fund; and, for the Special Small Cap Fund, the sum of 0.55% plus the advisory fee rate for the Fund for the year in question. These agreements have terms running through December 31, 2001 and are renewable from year to year thereafter.

OTHER ARRANGEMENTS

Undiscovered Managers Funds has applied for an exemptive order from the Securities and Exchange Commission to permit Undiscovered Managers, subject to the approval of Undiscovered Managers Funds' Board of Trustees and certain other conditions, to enter into sub-advisory agreements with sub-advisers other than the current sub-adviser of any Fund or of any other investment portfolio of Undiscovered Managers Funds without obtaining shareholder approval. The exemptive request also seeks to permit the terms of an existing sub-advisory agreement to be changed or the employment of an existing sub-adviser to be continued without shareholder approval after events that would otherwise cause an automatic termination of a sub-advisory agreement if such changes or continuation are approved by Undiscovered Managers Funds' Board of Trustees. There is no assurance that the Securities and Exchange Commission will issue the exemptive order. This Prospectus would be revised and shareholders notified if the sub-adviser of any Fund is changed.

                                 Your Investment

INSTITUTIONAL CLASS SHARES

The Funds' Institutional Class shares are offered without a front-end or contingent deferred sales charge and are not subject to any 12b-1 fees. Institutional Class shares of the Behavioral Long/Short Fund and the International Small Cap Equity Fund are, however, subject to a contingent redemption fee. See SELLING SHARES -- CONTINGENT REDEMPTION FEE below. Certain of the Funds also offer Investor Class shares and Class C shares. For a description of such shares, see ADDITIONAL INFORMATION below.

HOW SHARES ARE PRICED

The price of a Fund's shares is based on its net asset value ("NAV"). For a Fund, the NAV per share of a class equals the total value of the assets allocable to the class, minus the class's liabilities, divided by the number of the class's outstanding shares.

Excluding any transaction-based or other fees charged by your broker-dealer, the price you will pay (the "offering price") to buy Institutional Class shares of a Fund is the NAV of such class of shares next calculated after your order is received by the Funds' transfer or other agent or sub-agent with complete information and meeting all of the requirements discussed in this Prospectus. Excluding any transaction-based or other fees charged by your broker-dealer, the amount you will receive when you sell Institutional Class shares of a Fund is the NAV of such class of shares next calculated after your order is received by the Funds' transfer or other agent or sub-agent with complete information and meeting all of the requirements discussed in this Prospectus, minus any applicable redemption fee. See CONTINGENT REDEMPTION FEE below.

A Fund's NAV is determined each day the New York Stock Exchange ("NYSE") is open for regular business, at the earlier of 4:00 p.m. Eastern Time or the close of regular trading on the NYSE. The NYSE is closed on weekends and national holidays.

If the Funds' transfer or other agent or sub-agent receives your buy or sell request in good order before the close of regular trading on the NYSE, you will pay or receive that day's NAV. If the Funds' transfer or other agent or sub-agent receives your buy or sell request in good order after the close of regular trading on the NYSE, you will pay or receive the next day's NAV.

The Funds' securities for which market quotations are readily available are valued at market value. Other securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are taken at fair value. With regard to the International Funds, because foreign markets may be open at different times than the NYSE, the value of a Fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments will be valued at their fair value.

BUYING SHARES

An investor may make an initial purchase of Institutional Class shares of any Fund by submitting a completed application form and payment to:

     Undiscovered Managers Funds
     4400 Computer Drive
     P.O. Box 5181
     Westborough, MA 01581-5181

The minimum initial investment in any Fund is $250,000 in that Fund. A minimum investment of $10,000 applies to the Trustees of Undiscovered Managers Funds, investment advisory clients of the sub-advisers (and their directors, officers and employees) of the investment portfolios of Undiscovered Managers Funds, and employees of Undiscovered Managers and the parents, spouses and children of the foregoing. The minimum investment may be waived by Undiscovered Managers in its sole discretion and will be waived for you if you are a new shareholder in Undiscovered Managers Funds and you initially invest less than $250,000 but sign a letter of intent stating your intention to bring your balance to $250,000 within six months after your initial purchase. If you purchase shares through a financial intermediary and hold such shares through an omnibus account with that financial intermediary, the minimum initial investment applies to the omnibus account and not to you individually. Undiscovered Managers reserves the right to redeem your account at net asset value if you have signed a letter of intent but fail to meet the minimum investment within the specified time or to waive any minimum investment in its sole discretion. Subsequent investments must be at least $50,000.

You may purchase shares of any Fund (i) with cash, (ii) by exchanging securities on deposit with a custodian acceptable to Undiscovered Managers or (iii) with any combination of such securities and cash. If you would like to purchase shares of a Fund in exchange for securities please call 1-888-242-3514 for additional information on the terms and conditions in order to do so.

All purchases made by check should be in U.S. dollars and made payable to Undiscovered Managers Funds. Third party checks will not be accepted. When you make a purchase by check, redemption proceeds will not be sent to you until the check paying for the investment has cleared, which may take up to 15 calendar days.

Upon acceptance of your order, the Funds' transfer agent opens an account, applies the payment to the purchase of full and fractional Fund shares and mails to you a statement of account confirming the transaction.

After an account has been established, you may send subsequent investments at any time directly to the Funds at the above address. The remittance must be accompanied by either the account identification slip detached from a statement of account or a note containing sufficient information to identify the account, i.e., the Fund name and your account number or your name and social security number.

Initial and subsequent investments can also be made by federal funds wire. You should instruct your bank to wire federal funds to Boston Safe Deposit & Trust Company, ABA #011001234. The text of the wire should read as follows:

     Boston Safe Deposit & Trust Company
     ABA #011001234
     Account #145483
     FBO: Shareholder Name and Account Number
     FOR: Undiscovered Managers Funds

A bank may charge a fee for transmitting funds by wire.

Each Fund and the Funds' distributor reserve the right to reject any purchase order, including orders in connection with exchanges, for any reason which the Fund or the distributor in its sole discretion deems appropriate. Although the Funds do not presently anticipate that they will do so, each Fund reserves the right to suspend or change the terms of the offering of its shares.

The Funds' distributor may accept telephone orders from broker-dealers, and other intermediaries designated by such broker-dealers, who have been previously approved by the distributor. A Fund will be deemed to have received a purchase order when an approved broker-dealer or its authorized designee accepts such order. It is the responsibility of such broker-dealers to promptly forward purchase or redemption orders to the distributor. Although there are no front-end or contingent deferred sales charges imposed by the Funds or the distributor in connection with the Funds' offering of Institutional Class shares, broker-dealers may charge you a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealers and not remitted to the Funds.

GENERAL SHAREHOLDER SERVICES

The Funds offer the following shareholder services, which are more fully described in the SAI. Explanations and forms are available from the Funds. Telephone redemption and exchange privileges will be established automatically when you open an account unless you elect on the application to decline the privileges. Other privileges must be specifically elected. A medallion signature guarantee may be required to establish these privileges after an account is opened.

FREE EXCHANGE PRIVILEGE

You may exchange Institutional Class shares of any Fund, subject to any applicable redemption fees, for Institutional Class shares of any other Fund. You may not exchange Institutional Class shares for Investor Class shares or Class C shares. You may make an exchange by written instructions or by telephone (unless you have elected on the application to decline telephone exchange privileges). The exchange privilege should not be viewed as a means for taking advantage of short-term swings in the market, and the Funds reserve the right to terminate or limit the privilege of any shareholder who makes more than four exchanges in any calendar year. An exchange of shares of one Fund for shares of another Fund will generally be treated as a sale of the exchanged shares for federal income tax purposes. The Funds may terminate or change the terms of the exchange privilege at any time, upon 60 days' notice to shareholders.

RETIREMENT PLANS

The Funds' Institutional Class shares may be purchased by all types of tax-deferred retirement plans. The Funds' distributor makes available retirement plan forms for IRAs.

SYSTEMATIC WITHDRAWAL PLAN

If the value of your account is at least $25,000, you may have periodic cash withdrawals automatically paid to you or any person designated by you.

AUTOMATIC INVESTMENT PLAN

Voluntary monthly investments of at least $1,000 may be made automatically by pre-authorized withdrawals from your checking account.

SELLING SHARES

You can redeem shares of any Fund by sending a written request to:

     PFPC Inc.
     4400 Computer Drive
     P.O. Box 5181
     Westborough, MA 01581-5181
     Attn: Undiscovered Managers Funds

As described below, you may also redeem your shares in any Fund by calling Undiscovered Managers at 1-800-667-1224. Proceeds resulting from a written or telephonic redemption request can be wired to your bank account or sent by check in your name(s) (if multiple registered owners) to your record address(es).

Your written request must include the name of the Fund, the class of shares, the account number, the exact name(s) in which the shares are registered, and the number of shares or the dollar amount to be redeemed. All owners of the shares must sign the request in the exact names in which the shares are registered (this appears on your confirmation statement) and should indicate any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity). If you request that redemption proceeds be wired to your bank account you must provide specific wire instructions.

If (1) you are redeeming shares worth more than $50,000, (2) you are requesting that the proceeds check be made out to someone other than you (as the registered owner) or be sent to an address other than the record address, (3) the account registration has changed within the last 30 days or (4) you are providing instructions to wire the proceeds to a bank account not designated on the application, you must have your signature guaranteed by a medallion signature guarantor. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Before submitting the redemption request, you should verify with the guarantor institution that it is a medallion guarantor. Signature guarantees by notaries public are not acceptable.

When you telephone a redemption request, the proceeds are wired to the bank account previously chosen by you. A wire fee (currently $5) will be deducted from the proceeds.

If you decide to change the bank account to which proceeds are to be wired, you must send in this change on the Service Options Form with a medallion signature guarantee. Telephonic redemptions may only be made if your bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. Unless you indicate otherwise on the account application, Undiscovered Managers will be authorized to act upon redemption and exchange instructions received by telephone from you or any person claiming to act as your representative who can provide Undiscovered Managers with your account registration and address as it appears on the records of Undiscovered Managers Funds. Undiscovered Managers will employ these or other reasonable procedures to confirm that instructions communicated by telephone are genuine. Undiscovered Managers Funds, the Funds' transfer agent, the Funds' distributor, Undiscovered Managers and the sub-advisers will not be liable for any losses due to unauthorized or fraudulent instructions if these or other reasonable procedures are followed, but may be liable for any losses due to unauthorized or fraudulent instructions in the event reasonable procedures are not followed. For further information, consult Undiscovered Managers. In times of heavy market activity, if you encounter difficulty in placing a redemption or exchange order by telephone, you may wish to place the order by mail as described above.

Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request, if the request is in good order. Telephonic redemption proceeds will normally be wired to your bank on the first business day following receipt of a proper redemption request. If you purchased shares by check and the check was deposited less than 15 calendar days prior to the redemption request, the Fund may withhold redemption proceeds until the check has cleared.

Each Fund will normally redeem your shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind if the Board of Trustees of Undiscovered Managers Funds determines it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, you will normally incur brokerage commissions upon subsequent disposition of any such securities. However, Undiscovered Managers Funds is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of Undiscovered Managers Funds at the beginning of such period.

If the balance in your account with a Fund is less than a minimum amount set by the Board of Trustees of Undiscovered Managers Funds from time to time (currently $250,000 for all accounts), that Fund may close the account and send the proceeds to you. If you are affected by this policy, you will be notified of the Fund's intention to close the account and will have 60 days immediately following the notice to bring the account up to the minimum. The minimum does not apply to automatic investment plans or accounts that have fallen below the minimum solely because of fluctuations in a Fund's net asset value per share.

Undiscovered Managers Funds may suspend the right of redemption and may postpone payment for more than seven days when the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission when trading on the NYSE is restricted or during an emergency which makes it impracticable for a Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the Securities and Exchange Commission for the protection of investors.

CONTINGENT REDEMPTION FEE

Each of the Behavioral Long/Short Fund and the International Small Cap Equity Fund are intended for long-term investors. In each such Fund, short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, each of the Behavioral Long/Short Fund and the International Small Cap Equity Fund assess a redemption fee in the amount of 1.00% on redemptions and exchanges of Fund shares held for one year or less from the time of purchase.

The contingent redemption fee will be paid to the Fund from which the redemption is made to help offset brokerage and other Fund costs associated with redemptions. The Funds will use the "First-in, First-out" (FIFO) method to determine the holding period of an investor's shares. Under this method, the date of the redemption or exchange will be compared with the earliest purchase date of Fund shares held in the account. If this holding period is one year or less, the contingent redemption fee will be assessed. Redemption fees are not sales loads or contingent deferred sales loads.

The contingent redemption fee does not apply to any shares purchased through the reinvestment of dividends.

                       Dividends, Distributions and Taxes

The Funds declare and pay their net investment income to shareholders as dividends annually. Each Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions are normally made annually, but may, to the extent permitted by law, be made more frequently as deemed advisable by the Board of Trustees of Undiscovered Managers Funds. The Board of Trustees may change the frequency with which the Funds declare or pay dividends.

Dividends and capital gain distributions will automatically be reinvested in additional shares of the same Fund on the record date unless an investor has elected to receive cash.

Each Fund intends to qualify as a regulated investment company under the Code. As a regulated investment company, and provided that the Fund distributes substantially all its net investment income to its shareholders, the Fund itself will not pay any federal income tax on its distributed income and gains.

Income dividends and short-term capital gain distributions are taxable as ordinary income. Long-term capital gain distributions from all Funds are taxable as long-term capital gains regardless of how long an investor has owned shares of a Fund. Distributions are taxable to a shareholder of a Fund even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus were included in the price paid by the shareholder). Distributions are taxable as described above regardless of whether they are distributed in cash or additional shares.

Certain designated dividends from the Funds are expected to be eligible for the dividends-received deduction for corporate shareholders (subject to a holding period requirement). However, any distributions received by a Fund from REITs will not qualify for the dividends-received deduction. A Fund's investment in REIT securities may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investment in REIT securities also may result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

The Funds' transfer agent will send each investor and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions paid to the investor during the preceding year.

Each of the International Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, such a Fund's yield on those securities would be decreased. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, each International Fund's investment in foreign securities or foreign currencies may increase or accelerate such Fund's recognition of ordinary income and may affect the timing or amount of such Fund's distributions.

Any gain resulting from the redemption, sale or exchange of shares of a Fund will generally be subject to tax.

NOTE: The foregoing summarizes certain tax consequences of investing in the Funds for shareholders who are U.S. citizens or corporations. Before investing, an investor should consult his or her own tax adviser for more information concerning the federal, state, local and foreign tax consequences of investing in, redeeming or exchanging Fund shares.

                             Additional Information

Certain of the Funds also offer Investor Class shares and/or Class C shares. Investor Class shares and Class C shares are offered in separate prospectuses. Investor Class shares and Class C shares are identical to Institutional Class shares, except that (i) Class C shares are subject to certain front-end and contingent deferred sales charges, (ii) Investor Class shares and Class C shares bear certain 12b-1 fees (with Class C shares bearing higher 12b-1 fees than Investor Class shares) and (iii) Investor Class shares and Class C shares have separate voting rights in certain circumstances. Since a Fund's Institutional Class shares bear no such 12b-1 fees, the Fund's Institutional Class shares are expected to have a higher total return than such Fund's Investor Class and Class C shares. None of the classes of shares of any Fund have conversion rights into or may be exchanged for any other classes of shares of such Fund or of any other Fund.

                              Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each Fund's Institutional Class shares since the commencement of the Funds' investment operations. Certain information reflects financial results for a single Institutional Class share of a Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund's Institutional Class shares (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Trust's financial statements, are included in the Trust's Annual Report to Shareholders, which is available upon request.

                                                               Behavioral                                   Behavioral
                                                               Growth Fund                                  Value Fund
                                            --------------------------------------------------     -------------------------------
                                                              Institutional                                Institutional
                                                                Class (1)                                    Class (2)
                                            --------------------------------------------------     -------------------------------
                                              Year ended       Year ended       Period ended         Year ended     Period ended
                                            August 31, 2000  August 31, 1999   August 31, 1998     August 31, 2000 August 31, 1999

NET ASSET VALUE, BEGINNING OF PERIOD         $     21.38       $     11.86       $     12.50        $     15.11       $     12.50
Income from Investment Operations:
   Net investment income (loss)                    (0.28)            (0.13)            (0.02)             (0.06)            (0.03)
   Net realized and unrealized gain (loss)
   on investments                                   9.30              9.65             (0.62)              5.33              2.64
                                             -----------       -----------       -----------        -----------       -----------
   Total Income (Loss) from Investment
   Operations                                       9.02              9.52             (0.64)              5.27              2.61
                                             -----------       -----------       -----------        -----------       -----------
Less Distributions:
   Dividends from net investment income             0.00              0.00              0.00              (0.06)             0.00
   Distributions from capital gains                 0.00              0.00              0.00              (0.64)             0.00
                                             -----------       -----------       -----------        -----------       -----------
   Total Distributions                              0.00              0.00              0.00              (0.70)             0.00
                                             -----------       -----------       -----------        -----------       -----------
Net increase (decrease) in net asset value          9.02              9.52             (0.64)              4.57              2.61
                                             -----------       -----------       -----------        -----------       -----------
NET ASSET VALUE, END OF PERIOD               $     30.40       $     21.38       $     11.86        $     19.68       $     15.11
                                             ===========       ===========       ===========        ===========       ===========
TOTAL RETURN**                                     42.19%            80.27%            (5.12)%            35.99%            20.88%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s)          $   263,268       $    94,075       $     5,254        $    21,015       $     3,651
Ratios to average net assets (+):
   Net investment income (loss) including
   reimbursement                                   (0.97)%           (0.72)%           (0.35)%*           (0.35)%           (0.35)%*
   Operating expenses including                     1.30%             1.30%             1.30%*             1.40%             1.40%*
   reimbursement
Portfolio turnover rate**                             90%               72%               67%                54%               58%

+    The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:

Net investment income (loss)                       (1.11)%           (1.26)%           (5.08)%*           (1.26)%           (6.84)%*
Operating expenses                                  1.44%             1.84%             6.03%*             2.31%             7.89%*

----------

*    Annualized

**   For periods less than one year, percentages are not annualized.

(1) The Fund's Institutional Class commenced investment operations on December 31, 1997.

(2)  The Fund commenced investment operations on December 28, 1998.

Per share data is calculated based upon the average shares outstanding during the period.

                                                       Behavioral                                       REIT
                                                     Long/Short Fund                                    Fund
                                           -----------------------------------     -------------------------------------------------
                                                      Institutional                                 Institutional
                                                        Class (1)                                     Class (2)
                                           -----------------------------------     -------------------------------------------------
                                             Year ended         Period ended         Year ended       Year ended      Period ended
                                           August 31, 2000     August 31, 1999     August 31, 2000  August 31, 1999  August 31, 1998

NET ASSET VALUE, BEGINNING OF PERIOD         $    12.70          $    12.50          $    11.19       $    10.64       $    12.50
Income from Investment Operations:
   Net investment income (loss)                    0.35                0.20                0.51             0.53             0.20
   Net realized and unrealized gain (loss)
   on investments and securities sold short       (0.61)               0.00(A)             1.26             0.30            (2.06)
                                             ----------          ----------          ----------       ----------       ----------
   Total Income (Loss) from Investment
   Operations                                     (0.26)               0.20                1.77             0.83            (1.86)
                                             ----------          ----------          ----------       ----------       ----------
Less Distributions:
   Dividends from net investment income           (0.36)               0.00               (0.49)           (0.28)            0.00
   Distributions from capital gains                0.00                0.00                0.00             0.00             0.00
                                             ----------          ----------          ----------       ----------       ----------
   Total Distributions                            (0.36)               0.00               (0.49)           (0.28)            0.00
                                             ----------          ----------          ----------       ----------       ----------
Net increase (decrease) in net asset value        (0.62)               0.20                1.28             0.55            (1.86)
                                             ----------          ----------          ----------       ----------       ----------
NET ASSET VALUE, END OF PERIOD               $    12.08          $    12.70          $    12.47       $    11.19       $    10.64
                                             ==========          ==========          ==========       ==========       ==========
TOTAL RETURN**                                    (2.05)%              1.60%              17.18%            7.84%          (14.88)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s)          $    4,235          $    5,942          $   44,558       $   22,355       $    9,122
Ratios to average net assets (+):
   Net investment income (loss) including
   reimbursement                                   2.81%               2.56%*              4.51%            4.86%            4.85%*
   Operating expenses including                    2.69%(B)            2.00%*(B)           1.40%            1.40%            1.40%*
   reimbursement
Portfolio turnover rate**                           242%                128%                 64%              67%              52%
+  The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both.
   Had such actions not been taken, the ratios would have been as follows:
Net investment income (loss)                       1.53%               0.77%*              4.01%            4.28%            1.63%*
Operating expenses                                 3.97%               3.79%*              1.90%            1.98%            4.62%*

----------

*    Annualized

**   For periods less than one year, percentages are not annualized.

(1)  The Fund commenced investment operations on December 28, 1998.

(2) The Fund's Institutional Class commenced investment operations on January 1, 1998.

(A)  Represents less than $0.005 per share.

(B) The Fund incurred dividend expense on securities sold short for the year ended August 31, 2000 and the period ended August 31, 1999. If the dividend expense had not been incurred, the ratio of operating expenses including reimbursement to average net assets for the year ended August 31, 2000 would have been 2.00%. The ratio for the period ended August 31, 1999 would be unchanged.

Per share data is calculated based upon the average shares outstanding during the period.

                                                                                              Special Small
                                                                                                Cap Fund
                                                                             -------------------------------------------------
                                                                                              Institutional
                                                                                                Class (1)
                                                                             -------------------------------------------------
                                                                               Year ended       Year ended      Period ended
                                                                             August 31, 2000  August 31, 1999  August 31, 1998

NET ASSET VALUE, BEGINNING OF PERIOD                                            $    12.83      $    10.40       $    12.50
Income from Investment Operations:
   Net investment income (loss)                                                       0.06           (0.06)           (0.03)
   Net realized and unrealized gain
   (loss) on investments                                                              1.20            2.49            (2.07)
                                                                                ----------      ----------       ----------
   Total Income (Loss) from Investment
   Operations                                                                         1.26            2.43            (2.10)
                                                                                ----------      ----------       ----------
Less Distributions:
   Dividends from net investment income                                               0.00            0.00             0.00
   Distributions from capital gains                                                   0.00            0.00             0.00
                                                                                ----------      ----------       ----------
   Total Distributions                                                                0.00            0.00             0.00
                                                                                ----------      ----------       ----------
Net increase (decrease) in net asset value                                            1.26            2.43            (2.10)
                                                                                ----------      ----------       ----------
NET ASSET VALUE, END OF PERIOD                                                  $    14.09      $    12.83       $    10.40
                                                                                ==========      ==========       ==========
TOTAL RETURN**                                                                        9.82%          23.37%          (16.80)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s)                                             $   19,268      $   16,078       $   11,286
Ratios to average net assets (+):
   Net investment income (loss) including
   reimbursement                                                                      0.44%          (0.52)%          (0.51)%*
   Operating expenses including                                                       1.20%           1.66%            1.70%*
   reimbursement
Portfolio turnover rate**                                                               60%             42%               9%

+    The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:

Net investment income (loss)                                                          0.24%          (0.70)%          (3.13)%*
Operating expenses                                                                    1.40%           1.84%            4.32%*

----------

*    Annualized

**   For periods less than one year, percentages are not annualized.

(1) The Fund's Institutional Class commenced investment operations on December 30, 1997.

Per share data is calculated based upon the average shares outstanding during the period.

                                                                                                   Small Cap
                                                                                                   Value Fund
                                                                              ----------------------------------------------------
                                                                                                  Institutional
                                                                                                    Class (1)
                                                                              ----------------------------------------------------
                                                                                Year ended          Year ended       Period ended
                                                                              August 31, 2000     August 31, 1999  August 31, 1998

NET ASSET VALUE, BEGINNING OF PERIOD                                             $    13.54         $    10.90       $    12.50
Income from Investment Operations:
   Net investment income (loss)                                                        0.00(A)           (0.01)            0.00(A)
   Net realized and unrealized gain
   (loss) on investments                                                               1.61               2.72            (1.60)
                                                                                 ----------         ----------       ----------
   Total Income (Loss) from
   Investment Operations                                                               1.61               2.71            (1.60)
                                                                                 ----------         ----------       ----------
Less Distributions:
   Dividends from net investment                                                       0.00              (0.02)            0.00
   income
   Distributions from capital gains                                                   (0.18)             (0.05)            0.00
                                                                                 ----------         ----------       ----------
   Total Distributions                                                                (0.18)             (0.07)            0.00
                                                                                 ----------         ----------       ----------
Net increase (decrease) in net asset value                                             1.43               2.64            (1.60)
                                                                                 ----------         ----------       ----------
NET ASSET VALUE, END OF PERIOD                                                   $    14.97         $    13.54       $    10.90
                                                                                 ==========         ==========       ==========
TOTAL RETURN**                                                                        12.08%             24.89%          (12.80)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s)                                              $   29,171         $   20,038       $   13,849
Ratios to average net assets (+):
   Net investment income (loss)
   including reimbursement                                                             0.00%             (0.11)%           0.15%*
   Operating expenses including                                                        1.40%              1.40%            1.40%*
   reimbursement
Portfolio turnover rate**                                                                58%                56%              10%

+    The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:

Net investment income (loss)                                                          (0.50)%            (0.85)%          (3.32)%*
Operating expenses                                                                     1.90%              2.14%            4.87%*

----------

*    Annualized

**   For periods less than one year, percentages are not annualized.

(1) The Fund's Institutional Class commenced investment operations on December 30, 1997.

(A)  Represents less than $0.005 per share.

Per share data is calculated based upon the average shares outstanding during the period.

                                                                                                Hidden Value
                                                                                                    Fund
                                                                               ------------------------------------------------
                                                                                                Institutional
                                                                                                  Class (1)
                                                                               ------------------------------------------------
                                                                                  Year ended      Year ended     Period ended
                                                                               August 31, 2000  August 31, 1999 August 31, 1998

NET ASSET VALUE, BEGINNING OF PERIOD                                              $   12.48       $    9.76       $   12.50
Income from Investment Operations:
   Net investment income (loss)                                                        0.11            0.06            0.03
   Net realized and unrealized gain (loss)
   on investments                                                                      0.58            2.86           (2.77)
                                                                                  ---------       ---------       ---------
   Total Income (Loss) from Investment
   Operations                                                                          0.69            2.92           (2.74)
                                                                                  ---------       ---------       ---------
Less Distributions:
   Dividends from net investment income                                               (0.08)          (0.08)           0.00
   Distributions from capital gains                                                   (0.59)          (0.12)           0.00
                                                                                  ---------       ---------       ---------
   Total Distributions                                                                (0.67)          (0.20)           0.00
                                                                                  ---------       ---------       ---------
Net increase (decrease) in net asset value                                             0.02            2.72           (2.74)
                                                                                  ---------       ---------       ---------
NET ASSET VALUE, END OF PERIOD                                                    $   12.50       $   12.48       $    9.76
                                                                                  =========       =========       =========
TOTAL RETURN**                                                                         5.99%          30.11%         (21.92)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s)                                               $   5,381       $   1,628       $     925
Ratios to average net assets (+):
   Net investment income (loss) including
   reimbursement                                                                       1.10%           0.45%           0.58%*
   Operating expenses including                                                        1.30%           1.30%           1.30%*
   reimbursement
Portfolio turnover rate**                                                               112%             74%              74%

+    The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:

Net investment income (loss)                                                          (1.45)%         (4.18)%         (15.16)%*
Operating expenses                                                                     3.85%           5.93%           17.04%*

----------

*    Annualized

**   For periods less than one year, percentages are not annualized.

(1) The Fund's Institutional Class commenced investment operations on December 31, 1997.

Per share data is calculated based upon the average shares outstanding during the period.

                                                                                              Core Equity
                                                                                                  Fund
                                                                              -----------------------------------------------
                                                                                              Institutional
                                                                                                Class (1)
                                                                              -----------------------------------------------
                                                                                Period ended    Year ended      Period ended
                                                                              August 31, 2000 August 31, 1999 August 31, 1998

NET ASSET VALUE, BEGINNING OF PERIOD                                             $   15.33       $   12.75       $   12.50
Income from Investment Operations:
   Net investment income (loss)                                                       0.16            0.14            0.05
   Net realized and unrealized gain (loss)
   on investments                                                                    (0.56)           2.52            0.20
                                                                                 ---------       ---------       ---------
   Total Income (Loss) from Investment
   Operations                                                                        (0.40)           2.66            0.25
                                                                                 ---------       ---------       ---------
Less Distributions:
   Dividends from net investment income                                              (0.16)          (0.08)           0.00
   Distributions from capital gains                                                  (0.00)           0.00            0.00
                                                                                 ---------       ---------       ---------
   Total Distributions                                                               (0.16)          (0.08)           0.00
                                                                                 ---------       ---------       ---------
Net increase (decrease) in net asset value                                           (0.56)           2.58            0.25
                                                                                 ---------       ---------       ---------
NET ASSET VALUE, END OF PERIOD                                                   $   14.77       $   15.33       $   12.75
                                                                                 =========       =========       =========
TOTAL RETURN**                                                                       (2.67)%         20.92%           2.00%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s)                                              $   4,788       $   4,562       $   1,295
Ratios to average net assets (+):
   Net investment income (loss) including
   reimbursement                                                                      1.08%           0.90%           1.18%*
   Operating expenses including                                                       0.99%           0.99%           0.99%*
   reimbursement
Portfolio turnover rate**                                                               34%             15%             46%

+    The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:

Net investment income (loss)                                                         (1.54)%         (1.25)%        (16.23)%*
Operating expenses                                                                    3.61%           3.14%          18.40%*

----------

*    Annualized

**   For periods less than one year, percentages are not annualized.

(1) The Fund's Institutional Class commenced investment operations on December 31, 1997.

Per share data is calculated based upon the average shares outstanding during the period.

                                                            International                    International Small
                                                             Equity Fund                         Cap Equity
                                                   ----------------------------------- --------------------------------
                                                            Institutional                       Institutional
                                                               Class (1)                          Class (1)
                                                   ----------------------------------- --------------------------------
                                                     Year ended         Period ended     Year ended        Year ended
                                                   August 31, 2000     August 31, 1999 August 31, 2000   August 31,1999

NET ASSET VALUE, BEGINNING OF PERIOD                  $    14.13         $    12.50       $    15.13       $    12.50
Income from Investment Operations:
   Net investment income (loss)                             0.00(A)            0.09            (0.15)           (0.02)
   Net realized and unrealized gain (loss)
   on investments                                           3.99               1.54             8.68             2.65
                                                      ----------         ----------       ----------       ----------
   Total Income (Loss) from Investment
   Operations                                               3.99               1.63             8.53             2.63
                                                      ----------         ----------       ----------       ----------
Less Distributions:
   Dividends from net investment income                    (0.25)              0.00             0.00             0.00
   Distributions from capital gains                         0.00               0.00            (0.20)            0.00
                                                      ----------         ----------       ----------       ----------
   Total Distributions                                     (0.25)              0.00            (0.20)            0.00
                                                      ----------         ----------       ----------       ----------
Net increase (decrease) in net asset value                  3.74               1.63             8.33             2.63
                                                      ----------         ----------       ----------       ----------
NET ASSET VALUE, END OF PERIOD                        $    17.87         $    14.13       $    23.46       $    15.13
                                                      ==========         ==========       ==========       ==========
TOTAL RETURN**                                             28.26%             13.04%           56.70%           21.04%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s)                   $   16,427         $    5,566       $   20,977       $    6,768
Ratios to average net assets (+):
   Net investment income (loss) including
   reimbursement                                           (0.02)%             1.08%*          (0.65)%          (0.22)%*
   Operating expenses including                             1.45%              1.45%*           1.60%            1.60%*
   reimbursement
Portfolio turnover rate**                                     24%                10%              20%              52%

+    The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:

Net investment income (loss)                               (0.92)%            (1.07)%*         (1.23)%          (2.35)%*
Operating expenses                                          2.35%              3.60%*           2.18%            3.73%*

----------

*    Annualized

**   For periods less than one year, percentages are not annualized.

(1) The Fund's Institutional Class commenced investment operations on December 30, 1998.

(A)  Represents less than $0.005 per share.

Per share data is calculated based upon the average shares outstanding during the period.

The Small Cap Growth Fund had not commenced investment operations until October 2, 2000, and therefore has no financial highlights for the year-ended August 31, 2000.

                            Intentionally Left Blank

                            Intentionally Left Blank

                  Where to Get More Information About the Funds

To find out more information about Undiscovered Managers Funds, ask for a free copy of the following:

STATEMENT OF ADDITIONAL INFORMATION

The SAI provides more information about the Funds. It is filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORT

Additional information about the Funds' investments, other than the investments of the Small Cap Growth Fund, is available in such Funds' annual and semi-annual reports to shareholders. In such Funds' most recent annual report to shareholders, you will find a discussion of the market conditions and investment strategies that significantly affected each such Fund's performance during its last fiscal year. The auditors' report and financial statements included in such Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means that they are legally part of this Prospectus. In addition, after the Small Cap Growth Fund's annual and semi-annual reports to shareholders are required to be delivered to the Small Cap Growth Fund's shareholders, such additional information and discussions relating to the Small Cap Growth Fund will be found therein.

The SAI and the Funds' annual and semi-annual reports to shareholders are available (except for the Small Cap Growth Fund's annual and semi-annual reports, which will be available after they are required to be delivered to the Small Cap Growth Fund's shareholders), without charge, upon request. To obtain free copies of the SAI, the Funds' annual and semi-annual reports to shareholders, request other information and discuss your questions about any of the Funds, you may call toll free 1-888-242-3514 or write to:

     Undiscovered Managers Funds
     Plaza of the Americas
     700 North Pearl Street, Suite 1700
     Dallas, Texas 75201

You may also view or download this Prospectus, the SAI and other information about the Funds on our Internet site at http://www.undiscoveredmanagers.com.

You can also review and copy the SAI and other information about the Funds at the Securities and Exchange Commission Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operations of the Public Reference Room. Reports and other information about the Funds are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

                                    (Undiscovered Managers Funds' SEC Investment
                                            Company Act file number is 811-8437)

[LOGO] undiscovered managers(TM)

UNDISCOVERED MANAGERS FUNDS

PROSPECTUS

December 28, 2000

Investor Class shares of:

         Undiscovered Managers Behavioral Growth Fund
         Undiscovered Managers Behavioral Value Fund
         Undiscovered Managers REIT Fund
         Undiscovered Managers Small Cap Value Fund
         UM Small Cap Growth Fund
         UM International Equity Fund





The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

The Funds.........................................................................................................2

WHAT YOU SHOULD KNOW ABOUT EACH FUND'S INVESTMENT
STRATEGIES, RISKS, PERFORMANCE, EXPENSES AND MANAGEMENT

Undiscovered Managers Behavioral Growth Fund......................................................................2
Undiscovered Managers Behavioral Value Fund.......................................................................4
Undiscovered Managers REIT Fund...................................................................................6
Undiscovered Managers Small Cap Value Fund........................................................................8
UM Small Cap Growth Fund.........................................................................................10
UM International Equity Fund.....................................................................................12
The Funds' Fees and Expenses.....................................................................................14
Other Policies and Additional Disclosure on Risks................................................................16
The Funds' Management............................................................................................20

Your Investment..................................................................................................23

OPENING AND MAINTAINING YOUR UNDISCOVERED
MANAGERS ACCOUNT

Investor Class Shares............................................................................................23
How Shares are Priced............................................................................................23
Buying Shares....................................................................................................23
General Shareholder Services.....................................................................................25
Selling Shares...................................................................................................26

Dividends, Distributions and Taxes...............................................................................28

Rule 12b-1 Fees..................................................................................................29

Additional Information...........................................................................................29

Financial Highlights.............................................................................................30

Where to get More Information about the Funds............................................................Back Cover

                                    The Funds

Undiscovered Managers Funds has twelve investment portfolios. Six of the portfolios (each a "Fund," and collectively, the "Funds") offer Investor Class shares. Such Investor Class shares are offered through this Prospectus.

UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND
(THE "BEHAVIORAL GROWTH FUND")

Investment Objective

Growth of capital

Principal Investment Strategies

The Behavioral Growth Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies that the Fund's sub-adviser, Fuller & Thaler Asset Management, Inc. ("Fuller & Thaler"), believes have growth characteristics.

In selecting stocks for the Behavioral Growth Fund, Fuller & Thaler applies principles based on behavioral studies. Fuller & Thaler believes that behavioral biases on the part of investors may cause the market to underreact to new, positive information concerning a company. Fuller & Thaler analyzes companies that have recently announced higher than expected earnings, and seeks to determine whether the market value of a company's stock fully reflects Fuller & Thaler's expectations as to the company's future earnings and growth prospects.

Under normal market conditions, the Fund will invest substantially all of its assets in common stocks.

Principal Risks

Investing in the Behavioral Growth Fund involves risks. The Fund may not perform as well as other investments, and as with all mutual funds, there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include:

o        A general decline in the U.S. stock markets,

o        Poor performance of individual stocks held by the Fund,

o        Potentially rapid price changes (volatility) of equity securities and

o The risks associated with investment in small capitalization companies (such as more abrupt price movements, greater dependence on individual personnel or products, limited markets and less liquidity than larger, more established companies).

Fund Performance

The bar chart below shows the annual total return of the Investor Class shares of the Behavioral Growth Fund for the 1999 calendar year. The table following the bar chart compares the average annual total return of the Fund's Investor Class shares to the return of the Russell 2500 Growth Index. This performance information gives some indication of the risks of an investment in the Fund by comparing the performance of the Fund's Investor Class shares with a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

Annual Total Return of the Fund's Investor
Class Shares for the Calendar Year Ended 12/31/99*

[BAR CHART]

                   1999
RETURN            65.13%


* The unannualized total return of the Fund's Investor Class shares for the first three quarters of 2000 was (4.60)%.

During the period shown in the bar chart above, the highest quarterly return of the Fund's Investor Class shares was 35.91% for the quarter ended December 31, 1999 and the lowest quarterly return of the Fund's Investor Class shares was (0.70)% for the quarter ended March 31, 1999.


Average Annual Total Returns of the Fund's
Investor Class Shares (as of 12/31/99)


                                                     Since Commencement of Investment
                                                  Operations of the Investor Class Shares
                             Past One Year                 of the Fund (7/31/98)
                             -------------        ---------------------------------------
Behavioral Growth Fund          65.13%                            58.09%
Russell 2500 Growth Index*      55.48%                            39.24%


* The Russell 2500 Growth Index consists of those companies within the 2500 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization, with higher price-to-book ratios and higher forecasted growth rates. An index is a list of stocks. It is not a managed investment portfolio like the Fund. The returns of an index are calculated without taking into account brokerage costs and the other expenses associated with mutual funds and other managed investment portfolios.

UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND
(THE "BEHAVIORAL VALUE FUND")

Investment Objective

Capital appreciation

Principal Investment Strategies

The Behavioral Value Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies that the Fund's sub-adviser, Fuller & Thaler, believes have value characteristics.

In selecting stocks for the Behavioral Value Fund, Fuller & Thaler applies principles based on behavioral studies. Fuller & Thaler believes that behavioral biases on the part of investors may cause the market to overreact to old, negative information and underreact to new, positive information concerning a company. In an effort to take advantage of such behavioral biases, Fuller & Thaler begins by looking at companies that have price-to-earnings ratios below the median in their industry group or decreasing stock values on an absolute basis. Within such universes of stocks, Fuller & Thaler selects investments for the Fund based on such factors as recent under-performance of the company's stock relative to the market, significant share purchases by company insiders or stock repurchase activity by the company.

Under normal market conditions, the Fund will invest substantially all of its assets in common stocks.

Principal Risks

Investing in the Behavioral Value Fund involves risks. The Fund may not perform as well as other investments, and as with all mutual funds, there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include:

o        A general decline in the U.S. stock markets,

o        Poor performance of individual stocks held by the Fund,

o        Potentially rapid price changes (volatility) of equity securities and

o The risks associated with investment in small capitalization companies (such as more abrupt price movements, greater dependence on individual personnel or products, limited markets and less liquidity than larger, more established companies).

Fund Performance

Since the Behavioral Value Fund had not commenced offering Investor Class shares as of December 31, 1999, this Prospectus shows performance information of the Fund's Institutional Class shares. The bar chart below shows the annual total return of the Fund's Institutional Class shares for the 1999 calendar year. The table following the bar chart compares the average annual total return of the Fund's Institutional Class shares to the return of the Russell 2000 Value Index. This performance information gives some indication of the risks of an investment in the Fund by comparing the performance of the Fund's Institutional Class shares with a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

Annual Total Return of the Fund's Institutional
Class Shares for the Calendar Year Ended 12/31/99(1)(2)

[BAR CHART]

                   1999
RETURN            33.11%


(1) Although the Institutional Class shares of the Fund are not offered in this Prospectus, the total return of the Fund's Institutional Class shares is shown because the Fund's Institutional Class shares and Investor Class shares represent interests in the same portfolio of securities. The annual returns of the two classes differ only to the extent that Investor Class shares are subject to higher expenses than Institutional Class shares. If the higher expenses were reflected, returns would be less than those shown.

(2) The unannualized total return of the Fund's Institutional Class shares for the first three quarters of 2000 was 19.54%.

During the period shown in the bar chart above, the highest quarterly return of the Fund's Institutional Class shares was 32.11% for the quarter ended June 30, 1999 and the lowest quarterly return of the Fund's Institutional Class shares was (8.73)% for the quarter ended March 31, 1999.

Average Annual Total Returns of the Fund's
Institutional Class Shares (as of 12/31/99)


                                                         Since Commencement of Investment
                                Past One Year            Operations of the Fund (12/28/98)
                                -------------            ---------------------------------
Behavioral Value Fund              33.11%                             39.86%
Russell 2000 Value Index*          (1.49)%                             1.97%


* The Russell 2000 Value Index consists of those companies within the 2000 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization, with lower price-to-book ratios and lower forecasted growth rates. An index is a list of stocks. It is not a managed investment portfolio like the Fund. The returns of an index are calculated without taking into account brokerage costs and the other expenses associated with mutual funds and other managed investment portfolios.

UNDISCOVERED MANAGERS REIT FUND
(THE "REIT FUND")

Investment Objective

High total investment return through a combination of capital appreciation and current income

Principal Investment Strategies

The REIT Fund seeks to achieve its objective by investing substantially all of its assets, and in normal market conditions at least 65% of its assets, in equity securities of real estate investment trusts ("REITs"), including REITs with relatively small market capitalization. The Fund may invest in both equity REITs and mortgage REITs. Equity REITs take ownership interests in real estate. Mortgage REITs invest in mortgages (loans secured by interests in real estate).

In selecting investments for the REIT Fund, the Fund's sub-adviser, Bay Isle Financial Corporation ("Bay Isle"), seeks to identify REITs that have good management, strong balance sheets, above average growth in "funds from operations" and that trade at a discount to their assets' underlying value. "Funds from operations" generally means a REIT's net income (excluding gains (or losses) from debt restructuring and sales of property) plus depreciation of real property. The Fund is "non-diversified."

Principal Risks

Investing in the REIT Fund involves risks. The Fund may not perform as well as other investments, and as with all mutual funds, there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include:

o        A general decline in the U.S. stock markets,

o        Poor performance of individual stocks held by the Fund,

o        Potentially rapid price changes (volatility) of equity securities,

o The risks associated with investment in small capitalization companies (such as more abrupt price movements, greater dependence on individual personnel or properties and less liquidity than larger companies),

o The risks of being non-diversified (greater susceptibility to risks associated with particular issuers than a diversified fund since a non-diversified fund may invest a greater percentage of its total assets in securities of individual issuers, or may invest in a smaller number of different issuers, than a diversified fund) and

o The risks associated with investment in a portfolio consisting primarily of REITs. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs. The prices of mortgage REITs are affected by the quality of any credit they extend, the credit worthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. A REIT must distribute 95% of its taxable income to qualify for beneficial federal tax treatment. If a REIT is unable to qualify, then it would be taxed as a corporation and distributions to shareholders would be reduced. Although the Fund does not invest directly in real estate, an investment in the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Fund Performance

Since the Investor Class shares of the REIT Fund had less than a full calendar year of performance as of December 31, 1999, this Prospectus shows performance information of the Fund's Institutional Class shares. The bar chart below shows the annual total returns of the Fund's Institutional Class shares for the 1998 and 1999 calendar years. The table following the bar chart compares the average annual total returns of the Fund's Institutional Class shares to the returns of the Morgan Stanley REIT Index. This performance information gives some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Institutional Class shares from year to year and by showing how the average annual returns of the Fund's Institutional Class shares compare with those of a broad measure of REIT market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns of the Fund's Institutional
Class Shares for the Calendar Years Ended 12/31/98 and 12/31/99(1)(2)

[BAR CHART]

                  1998            1999
RETURN           (9.76)%         (0.39)%

(1) Although the Institutional Class shares of the Fund are not offered in this Prospectus, the total returns of the Fund's Institutional Class shares are shown because the Fund's Institutional Class shares and Investor Class shares represent interests in the same portfolio of securities. The annual returns of the two classes differ only to the extent that Investor Class shares are subject to higher expenses than Institutional Class shares. If the higher expenses were reflected, returns would be less than those shown.

(2) The unannualized total return of the Fund's Institutional Class shares for the first three quarters of 2000 was 25.91%.

During the period shown in the bar chart above, the highest quarterly return of the Fund's Institutional Class shares was 12.25% for the quarter ended June 30, 1999 and the lowest quarterly return of the Fund's Institutional Class shares was (6.91)% for the quarter ended September 30, 1998.


Average Annual Total Returns of the Fund's
Institutional Class Shares (as of 12/31/99)

                                                         Since Commencement of Investment
                                Past One Year            Operations of the Fund (1/1/98)
                                -------------            -------------------------------
REIT Fund                          (0.39)%                        (5.20)%
Morgan Stanley REIT Index*         (4.55)%                       (10.94)%

* The Morgan Stanley REIT Index is a market capitalization weighted total return index of 129 REITs which exceed certain minimum liquidity criteria concerning market capitalization, shares outstanding, trading volume and per share market price. An index is a list of stocks. It is not a managed investment portfolio like the Fund. The returns of an index are calculated without taking into account brokerage costs and the other expenses associated with mutual funds and other managed investment portfolios.

UNDISCOVERED MANAGERS SMALL CAP VALUE FUND
(THE "SMALL CAP VALUE FUND")

Investment Objective

Long-term growth of capital

Principal Investment Strategies

The Small Cap Value Fund seeks to achieve its objective by investing primarily in common stocks of companies with a market float of $1.2 billion or less that the Fund's sub-adviser, J.L. Kaplan Associates, LLC ("Kaplan Associates"), considers to be undervalued at the time of purchase and to have the potential for long-term capital appreciation. Market float is the total value of all the outstanding shares of a company that are registered for public trading and does not include shares held by company founders or other insiders that are not freely resalable.

In selecting stocks for the Small Cap Value Fund, Kaplan Associates will consider, among other things, the issuer's earning power and the value of the issuer's assets.

Under normal market conditions, the Small Cap Value Fund will invest at least 65% of its total assets in common stocks of companies with a market float of $1.2 billion or less.

Principal Risks

Investing in the Small Cap Value Fund involves risks. The Fund may not perform as well as other investments, and as with all mutual funds, there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include:

o        A general decline in the U.S. stock markets,

o        Poor performance of individual stocks held by the Fund,

o        Potentially rapid price changes (volatility) of equity securities and

o The risks associated with investment in small capitalization companies (such as more abrupt price movements, greater dependence on individual personnel or products, limited markets and less liquidity than larger, more established companies).

Fund Performance

The bar chart below shows the annual total return of the Investor Class shares of the Small Cap Value Fund for the 1999 calendar year. The table following the bar chart compares the average annual total return of the Fund's Investor Class shares to the return of the Russell 2000 Value Index. This performance information gives some indication of the risks of an investment in the Fund by comparing the performance of the Fund's Investor Class shares with a broad measure of market performance. The table also includes the return of the Russell 2000 Index, the index against which the Fund was formerly compared. The Fund has chosen to use the Russell 2000 Value Index as its new comparative index because the Russell 2000 Value Index more closely reflects the Fund's investment universe than the Russell 2000 Index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

Annual Total Return of the Fund's Investor
Class Shares for the Calendar Year Ended 12/31/99*

[BAR CHART]

                  1999
RETURN            9.54%

* The unannualized total return of the Fund's Investor Class shares for the first three quarters of 2000 was 8.04%.

During the period shown in the bar chart above, the highest quarterly return of the Fund's Investor Class shares was 22.12% for the quarter ended June 30, 1999 and the lowest quarterly return of the Fund's Investor Class shares was (8.57)% for the quarter ended September 30, 1999.

Average Annual Total Returns of the Fund's
Investor Class Shares (as of 12/31/99)

                                                   Since Commencement of Investment
                                                   Operations of the Investor Class
                              Past One Year          Shares of the Fund (7/31/98)
                              -------------        --------------------------------
Small Cap Value Fund               9.54%                         2.57%
Russell 2000 Value Index*         (1.49)%                       (4.39)%
Russell 2000 Index*               21.26%                        13.55%

* The Russell 2000 Value Index consists of those companies within the 2000 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization, with lower price-to-book ratios and lower forecasted growth rates. The Russell 2000 Index consists of the 2000 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization. An index is a list of stocks. It is not a managed investment portfolio like the Fund. The returns of an index are calculated without taking into account brokerage costs and the other expenses associated with mutual funds and other managed investment portfolios.

UM SMALL CAP GROWTH FUND
(THE "SMALL CAP GROWTH FUND")

Investment Objective

Long-term capital appreciation

Principal Investment Strategies

The Small Cap Growth Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies with market capitalizations of $2.5 billion or less that the Fund's sub-adviser, Mazama Capital Management, Inc. ("Mazama") believes possess superior growth characteristics. Mazama utilizes a proprietary Price Performance Model to assist it in identifying growth companies it believes are undervalued relative to their management quality and earnings potential.

Under normal market conditions, the Small Cap Growth Fund will invest substantially all of its assets in common stocks and at least 65% of its assets in common stocks of companies with market capitalizations of $2.5 billion or less.

Principal Risks

Investing in the Small Cap Growth Fund involves risks. The Fund may not perform as well as other investments, and as with all mutual funds, there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include:

o        A general decline in the U.S. stock markets,

o        Poor performance of individual stocks held by the Fund,

o        Potentially rapid price changes (volatility) of equity securities and

o The risks associated with investment in small capitalization companies (such as more abrupt price movements, greater dependence on individual personnel or products, limited markets and less liquidity than larger, more established companies).

Fund Performance

The Small Cap Growth Fund's performance is variable. Since the Fund commenced investment operations on October 2, 2000, this Prospectus does not include a bar chart showing annual total returns or a table showing average annual total returns compared against an appropriate broad-based securities market index.

UM INTERNATIONAL EQUITY FUND
(THE "INTERNATIONAL EQUITY FUND")

Investment Objective

Capital appreciation

Principal Investment Strategies

The International Equity Fund seeks to achieve its objective by investing in common stocks or other equity securities of issuers of any market capitalization (small-, mid- or large-cap) that are principally traded on any of the stock markets of Europe, Asia, Australia or New Zealand.

Although permitted to invest in equity securities that are principally traded on any of the stock markets listed below, the International Equity Fund will not, under normal market conditions, invest more than 15% of its total assets in issuers whose equity securities are not principally traded on stock markets in countries included in the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index"). As of the date of this Prospectus, the countries included in the MSCI EAFE Index were:

Australia      France         Japan               Singapore
Austria        Germany        Netherlands         Spain
Belgium        Hong Kong      New Zealand         Sweden
Denmark        Ireland        Norway              Switzerland
Finland        Italy          Portugal            United Kingdom

In selecting investment securities for the International Equity Fund, the Fund's sub-adviser, Unibank Securities, Inc. ("Unibank"), focuses on identifying structural changes and understanding the implications of these changes and then identifying investment opportunities that result from these changes.

Under normal market conditions, the Fund will invest substantially all of its assets in equity securities.

Principal Risks

Investing in the International Equity Fund involves risks. The Fund may not perform as well as other investments, and as with all mutual funds, there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include:

o A general decline in the stock markets of Europe, Asia, Australia or New Zealand,

o        Poor performance of individual stocks held by the Fund,

o        Potentially rapid price changes (volatility) of equity securities and

o The risks associated with investment in foreign securities generally, which include fluctuations in the value of the U.S. dollar relative to other countries' currencies, higher volatility than U.S. securities and limited liquidity, risks of unfavorable political and economic developments in foreign countries, and less extensive or reliable information about foreign companies than about U.S. companies.

Fund Performance

Since the International Equity Fund had not commenced offering Investor Class shares as of December 31, 1999, this Prospectus shows performance information of the Fund's Institutional Class shares. The bar chart below shows the annual total return of the Fund's Institutional Class shares for the 1999 calendar year. The table following the bar chart compares the average annual total return of the Fund's Institutional Class shares to the return of the MSCI EAFE Index. This performance information gives some indication of the risks of an investment in the Fund by comparing the performance of the Fund's Institutional Class shares with a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

Annual Total Return of the Fund's Institutional
Class Shares for the Calendar Year Ended 12/31/99(1)(2)

[BAR CHART]

                  1999
RETURN           58.94%

(1) Although the Institutional Class shares of the Fund are not offered in this Prospectus, the total return of the Fund's Institutional Class shares is shown because the Fund's Institutional Class shares and Investor Class shares represent interests in the same portfolio of securities. The annual returns of the two classes differ only to the extent that Investor Class shares are subject to higher expenses than Institutional Class shares. If the higher expenses were reflected, returns would be less than those shown.

(2) The unannualized total return of the Fund's Institutional Class shares for the first three quarters of 2000 was (14.24)%.

During the period shown in the bar chart above, the highest quarterly return of the Fund's Institutional Class shares was 37.30% for the quarter ended December 31, 1999 and the lowest quarterly return of the Fund's Institutional Class shares was 2.40% for the quarter ended March 31, 1999.


Average Annual Total Returns of the Fund's
Institutional Class Shares (as of 12/31/99)

                                                   Since Commencement of Investment
                               Past One Year       Operations of the Fund (12/30/98)
                               -------------       ---------------------------------
International Equity Fund          58.94%                        58.74%
MSCI EAFE Index*                   25.27%                        25.03%


* The MSCI EAFE Index consists of over 1000 stocks from any of 20 different countries with Japan, United Kingdom, France and Germany being the most heavily weighted. An index is a list of stocks. It is not a managed investment portfolio like the Fund. The returns of an index are calculated without taking into account brokerage costs and the other expenses associated with mutual funds and other managed investment portfolios.

THE FUNDS' FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Funds.

                                                                           Behavioral      Behavioral       REIT
                                                                          Growth Fund      Value Fund       Fund
                                                                          -----------      ----------       ----

                                                                            Investor        Investor      Investor
                                                                             Class           Class         Class
                                                                             -----           -----         -----
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases                             none             none          none
Maximum Deferred Sales Charge (Load)                                         none             none          none
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                  none             none          none
Redemption Fees(1)                                                           none             none          none
Exchange Fees                                                                none             none          none

ANNUAL FUND OPERATING EXPENSES (expenses that are
   deducted from Fund assets)
Management Fees                                                              0.95%          1.05%           1.05%
Distribution and/or Service (12b-1) Fees(2)                                  0.35%          0.35%           0.35%
Other Expenses                                                               0.52%          1.26%           0.98%
Total Annual Fund Operating Expenses                                         1.82%          2.66%           2.38%
Fee Reduction and/or Expense Reimbursement(3)                               (0.17)%        (0.91)%         (0.63)%
Net Expenses(3)                                                              1.65%          1.75%           1.75%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

This Example assumes that (i) you invest $10,000 in each Fund for the time periods indicated, (ii) your investment has a 5% return each year, (iii) you redeem all of your shares at the end of those periods and (iv) each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             Behavioral Growth Fund           Behavioral Value Fund          REIT Fund
                             ----------------------           ---------------------          ---------
One Year                             $  168                          $  178                   $  178
Three Years                          $  556                          $  740                   $  682
Five Years                           $  969                          $1,329                   $1,213
Ten Years                            $2,123                          $2,926                   $2,668

(1) Redemptions by wire transfer are subject to a wire fee (currently $5) that is deducted from the redemption proceeds.

(2) 12b-1 fees cause long-term Investor Class shareholders to pay more than would be permitted if such fees were a front-end sales charge.

(3) Undiscovered Managers, LLC, the Funds' investment adviser, has contractually agreed, through December 31, 2001, to reduce its fees and/or pay the expenses of the Funds' Investor Class shares in order to limit such class's expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses) to the percentages of net assets shown above, subject to later reimbursement by such Funds in certain circumstances. See THE FUNDS' MANAGEMENT -- FUND EXPENSES below.

                                                                           Small Cap     Small Cap     International
                                                                          Value Fund    Growth Fund     Equity Fund
                                                                          ----------    -----------     -----------

                                                                           Investor      Investor        Investor
                                                                             Class         Class           Class
                                                                             -----         -----           -----
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases                             none           none            none
Maximum Deferred Sales Charge (Load)                                         none           none            none
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                  none           none            none
Redemption Fees(1)                                                           none           none            none
Exchange Fees                                                                none           none            none

ANNUAL FUND OPERATING EXPENSES (expenses that are
   deducted from Fund assets)
Management Fees                                                              1.05%          0.95%           0.95%
Distribution and/or Service (12b-1) Fees(2)                                  0.35%          0.35%           0.35%
Other Expenses                                                               0.97%          0.54%(3)        1.40%
Total Annual Fund Operating Expenses                                         2.37%          1.84%           2.70%
Fee Reduction and/or Expense Reimbursement(4)                               (0.62)%        (0.29)%         (0.90)%
Net Expenses(4)                                                              1.75%          1.55%           1.80%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

This Example assumes that (i) you invest $10,000 in each Fund for the time periods indicated, (ii) your investment has a 5% return each year, (iii) you redeem all of your shares at the end of those periods and (iv) each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                Small Cap Value Fund        Small Cap Growth Fund(5)      International Equity Fund
                                --------------------        ------------------------      -------------------------
One Year                              $  178                          $158                           $  899
Three Years                           $  680                          $550                           $1,275
Five Years                            $1,209                                                         $1,772
Ten Years                             $2,659                                                         $3,135

(1) Redemptions by wire transfer are subject to a wire fee (currently $5) that is deducted from the redemption proceeds.

(2) 12b-1 fees cause long-term Investor Class shareholders to pay more than would be permitted if such fees were a front-end sales charge.

(3) Since the Fund is newly organized, Other Expenses is based on estimated amounts for the current fiscal year.

(4) Undiscovered Managers, LLC, the Funds' investment adviser, has contractually agreed, through December 31, 2001, to reduce its fees and/or pay the expenses of the Funds' Investor Class shares in order to limit such class's expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses) to the percentages of net assets shown above, subject to later reimbursement by such Funds in certain circumstances. See THE FUNDS' MANAGEMENT -- FUND EXPENSES below.

(5) Under SEC rules, a newly organized fund, such as the Small Cap Growth Fund, is required to show expenses in an example for one- and three-year periods only.

OTHER POLICIES AND ADDITIONAL DISCLOSURE ON RISKS

OTHER POLICIES

ADDITIONAL FUND INVESTMENTS

Each Fund may invest its cash in repurchase agreements and other cash instruments pending investment in equity securities.

PORTFOLIO TURNOVER

The Funds are actively managed and consequently may engage in frequent trading of portfolio securities. High portfolio turnover results in higher brokerage and other expenses, which could reduce Fund performance. High portfolio turnover also may increase the amount of taxes payable by a Fund's shareholders.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

The investment objectives and policies of the Funds can be changed without shareholder approval, except for the policies that are identified in the Funds' Statement of Additional Information (the "SAI") as "fundamental."

MORE ABOUT RISK

COMMON STOCKS AND OTHER EQUITY SECURITIES

The Funds invest mostly in "common stocks." "Common stocks" represent an ownership interest in a company. The Funds can also invest in securities that can be exercised for or converted into common stocks (such as warrants or convertible preferred stock). While offering greater potential for long-term growth, common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Fund may sometimes decrease instead of increase. Each Fund may invest in equity securities of companies with relatively small market capitalization. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See SMALL COMPANIES below. Each Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some over-the-counter securities may be more difficult to sell under some market conditions.

Convertible securities include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The movements in the prices of convertible securities, however, may be smaller than the movements in the value of the underlying equity securities.

SMALL COMPANIES

All of the Funds may invest in companies with relatively small market capitalization, and the Small Cap Value Fund and the Small Cap Growth Fund will invest primarily in such companies.

Investments in companies with relatively small capitalization may involve greater risk than is usually associated with stocks of larger companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or market averages in general. The net asset value per share of Funds that invest in companies with smaller capitalization therefore may fluctuate more widely than market averages.

REAL ESTATE INVESTMENT TRUSTS

The REIT Fund will invest primarily in shares of REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. Under the Internal Revenue Code of 1986, as amended (the "Code"), a REIT is not taxed on income it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it generally distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks) because of its policy of concentrating its investments in the real estate industry. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants and changes in interest rates.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit they extend. Further, Equity REITs and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity REITs and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity REITs and Mortgage REITs could fail to qualify for tax-free pass-through of income under the Code. There is also the risk that borrowers under mortgages held by a REIT or lessees of property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition to the foregoing risks, certain "special purpose" REITs in which the Fund may invest may have their assets in specific real estate sectors, such as hotel REITs, nursing home REITs or warehouse REITs, and are therefore subject to the risks associated with adverse developments in these sectors.

FOREIGN SECURITIES

The International Equity Fund will invest primarily in foreign securities. Investments in foreign securities present risks not typically associated with investments in comparable securities of U.S. issuers.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of the International Equity Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because the International Equity Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

In addition, although the International Equity Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

The International Equity Fund's investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not yet highly developed. Special risks associated with these investments (in addition to the risks associated with foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

The International Equity Fund may invest in foreign equity securities either by purchasing such securities directly or by purchasing "depository receipts." Depository receipts are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. Depository receipts can be either "sponsored" or "unsponsored." Sponsored depository receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depository receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored depository receipts.

In determining whether to invest in securities of foreign issuers, Unibank will consider the likely effects of foreign taxes on the net yield available to the International Equity Fund and to its shareholders. Compliance with foreign tax law may reduce the Fund's net income available for distribution to its shareholders.

FOREIGN CURRENCY

Most foreign securities in the International Equity Fund's portfolio will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to the Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of the Fund's portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of the Fund's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of the Fund's assets and liabilities on the net investment income available for distribution may be favorable or unfavorable.

The International Equity Fund may incur costs in connection with conversions between various currencies. In addition, the Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

CURRENCY HEDGING TRANSACTIONS

The International Equity Fund may, at the discretion of Unibank, engage in foreign currency exchange transactions, in connection with the purchase and sale of portfolio securities, to protect the value of specific portfolio positions or in anticipation of changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. Currency hedging transactions may include forward contracts (contracts with another party to buy or sell a currency at a specified price on a specified date), futures contracts (which are similar to forward contracts but are traded on an exchange) and options to buy or sell currencies and currency futures contracts. For more information on foreign currency hedging transactions, see the SAI. Unibank expects to engage in currency hedging transactions only under unusual circumstances. Therefore, investors in the International Equity Fund will ordinarily be exposed to the risks associated with fluctuations in the value of the U.S. dollar relative to the currencies in which the Fund's portfolio securities trade.

THE FUNDS' MANAGEMENT

INVESTMENT ADVISER

The Funds are advised by Undiscovered Managers, LLC ("Undiscovered Managers"), 700 North Pearl Street, Dallas, Texas 75201. Undiscovered Managers was organized in 1997 and has responsibility for the management of the Funds' affairs, under the supervision of Undiscovered Managers Funds' Board of Trustees. Each Fund's investment portfolio is managed on a day-to-day basis by that Fund's sub-adviser, under the general oversight of Undiscovered Managers and the Board of Trustees. Undiscovered Managers monitors and evaluates each sub-adviser to help assure that the sub-adviser is managing its Fund consistently with the Fund's investment objective and restrictions and applicable laws and guidelines. Undiscovered Managers does not, however, determine what investments will be purchased or sold for a Fund.

Each Fund that has completed at least a full fiscal year of investment operations as of the date of this Prospectus paid to Undiscovered Managers for services rendered during such Fund's fiscal year ended August 31, 2000, a management fee at the following annual percentage rates of such Fund's average daily net assets, subject to the fee deferral arrangements described below:

                               FUND                                          FEE RATE
                               ----                                          --------
                      Behavioral Growth Fund                                   0.95%
                      Behavioral Value Fund                                    1.05%
                      REIT Fund                                                1.05%
                      Small Cap Value Fund                                     1.05%
                      International Equity Fund                                0.95%


For the Small Cap Growth Fund, which has not completed a full fiscal year of investment operations as of the date of this Prospectus, the Fund pays to Undiscovered Managers a management fee at the annual rate of 0.95% of the Fund's average daily net assets, subject to the fee deferral arrangements described below.

SUB-ADVISERS AND PORTFOLIO MANAGERS

FULLER & THALER, formerly known as RJF Asset Management, Inc., is the sub-adviser to the BEHAVIORAL GROWTH FUND AND THE BEHAVIORAL VALUE FUND. As sub-adviser, Fuller & Thaler provides day-to-day management of such Funds' portfolios. Fuller & Thaler, 411 Borel Avenue, Suite 402, San Mateo, California 94402, was founded in 1993, and currently serves as an investment adviser to pension and profit sharing plans, academic institutions and other institutional investors.

Russell J. Fuller, Frederick W. Stanske, Mark Moon and Brendan S. MacMillan have day-to-day responsibility for managing the portfolio of each of the Behavioral Growth Fund and the Behavioral Value Fund. Mr. Fuller founded Fuller & Thaler and has served as its President since 1993. He was a Vice President of Strategic Development of Concord Capital Management from 1990 to 1993, and a Professor of Finance and Chair of the Department of Finance at Washington State University from 1984 to 1990. Mr. Stanske joined Fuller & Thaler in 1996 as a Vice President and Portfolio Manager and became a Senior Vice President and Portfolio Manager in 1997. Prior to joining Fuller & Thaler, Mr. Stanske was employed as a Securities Analyst at Farmers Insurance Group from 1987 to 1989 and as a Vice President and Research Analyst at Fisher Investments from 1989 to 1996. Mr. Moon joined Fuller & Thaler in January, 1999 as a Vice President and Portfolio Manager. Prior to joining Fuller & Thaler, Mr. Moon was employed as Chief Investment Officer at Heidt Capital Group, LLC from 1995 to 1998 and as Assistant Treasurer at Amgen Inc. from 1989 to 1995. Mr. MacMillan joined Fuller & Thaler in April, 1999 as a

Vice President and Portfolio Manager. Prior to joining Fuller & Thaler, Mr. MacMillan was a Senior Equity Analyst and Director of Research at Insight Capital Research & Management, Inc. from 1995 to 1999.

BAY ISLE is the sub-adviser to the REIT FUND. As sub-adviser, Bay Isle provides day-to-day management of the Fund's portfolio. Bay Isle, 160 Sansome Street, San Francisco, California 94104, was founded in 1986, and serves as an investment adviser to pension and profit sharing plans, trusts, charitable organizations, and other institutional and private investors.

William F.K. Schaff and Ralph L. Block have day-to-day responsibility for managing the REIT Fund's portfolio. Mr. Schaff has served as a portfolio manager and Chief Investment Officer of Bay Isle since 1989. Mr. Block has nearly 30 years' experience investing in REITs and is the author of a recent book on REIT investing, The Essential REIT. Mr. Block is Bay Isle's chief REIT analyst and has served as a REIT analyst for Bay Isle since 1993. Mr. Block was also a Partner of the law firm of Graven Perry Block Brody & Qualls from 1969 to 1995.

KAPLAN ASSOCIATES is the sub-adviser to the SMALL CAP VALUE FUND. As sub-adviser, Kaplan Associates provides day-to-day management of the Fund's portfolio. Kaplan Associates, 222 Berkeley Street, Suite 2010, Boston, Massachusetts 02116, is the successor firm to J.L. Kaplan Associates, an investment advisory firm founded in 1976. Kaplan Associates serves as an investment adviser to pension and profit sharing plans, trusts, charitable organizations and other institutional and private investors.

James L. Kaplan and Paul Weisman have day-to-day responsibility for managing the portfolio of the Small Cap Value Fund. Mr. Kaplan has been the principal of Kaplan Associates and its predecessor since founding the firm in 1976. From 1972 to 1984, he was Associate Professor of Mathematics at Boston University. Mr. Weisman has been a portfolio manager at the firm since 1986. From 1984 to 1986, Mr. Weisman was an investment analyst at Delphi Management, Inc.

MAZAMA is the sub-adviser to the SMALL CAP GROWTH FUND. As sub-adviser, Mazama, provides day-to-day management of the Fund's portfolio. Mazama, One SW Columbia Street, Suite 1860, Portland, Oregon 97258, is the successor firm to Mazama Capital Management, LLC, which was organized in 1997 in connection with the acquisition by such firm of substantially all of the assets of Black & Company Asset Management, Inc., an investment advisory firm founded in 1993. Mazama serves as investment adviser to certain pension and profit sharing plans, trusts, charitable organizations and other institutional and private investors.

Ronald A. Sauer and Stephen C. Brink, CFA, have day-to-day responsibility for managing the portfolio of the Small Cap Growth Fund. Helen M. Degener contributes ongoing strategic advice and research with respect to the portfolio. Mr. Sauer is a founder and the President and Senior Portfolio Manager at Mazama, and has over 20 years of investment experience. Prior to founding Mazama in October 1997, Mr. Sauer was the President and Director of Research from 1994 to 1997 of Black & Company, Inc., which he joined in 1983. Mr. Brink is a Vice President and the Director of Research at Mazama, and has over 23 years of investment experience. Prior to joining Mazama in 1997, he was the Chief Investment Officer from 1991 to 1997 of US Trust's Pacific Northwest office, where he had been employed since 1984. Ms. Degener is the Chief Investment Officer of Mazama and has over 30 years of investment experience. Prior to joining Mazama, she was a Senior Vice President and portfolio manager at Fiduciary Trust Company International, where she had worked since 1994.

UNIBANK is the sub-adviser to the INTERNATIONAL EQUITY FUND. As sub-adviser, Unibank provides day-to-day management of the Fund's portfolio. Unibank, 13-15 West 54th Street, New York, New York 10019, was founded in 1994. Unibank or its affiliate, Unibank A/S, currently serves as an investment adviser to pension and profit sharing plans, trusts and other institutional and private investors.

Investment decisions for the International Equity Fund's portfolio are made by an investment team.

For each Fund that has completed a full fiscal year of investment operations as of the date of this Prospectus, Undiscovered Managers paid to the relevant sub-adviser for services rendered during such Fund's fiscal year ended August 31, 2000, a sub-advisory fee at the following annual percentage rates of such Fund's average daily net assets:

                  FUND                      SUB-ADVISER                      FEE RATE
                  ----                      -----------                      --------
         Behavioral Growth Fund             Fuller & Thaler                    0.59%
         Behavioral Value Fund              Fuller & Thaler                    0.70%
         REIT Fund                          Bay Isle                           0.70%
         Small Cap Value Fund               Kaplan Associates                  0.70%
         International Equity Fund          Unibank                            0.60%

For the Small Cap Growth Fund, which has not completed a full fiscal year of investment operations as of the date of this Prospectus, Undiscovered Managers pays to Mazama a sub-advisory fee at the annual rate of 0.60% of the first $200 million of the Fund's average daily net assets, 0.55% of the next $100 million of such assets and 0.50% of such assets in excess of $300 million.

FUND EXPENSES

Undiscovered Managers has contractually agreed to reduce its management fees and pay the expenses of each Fund's Investor Class shares in order to limit such class's expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses) to the following annual percentage rate of the average daily net assets of such class, subject to the obligation of a Fund to repay Undiscovered Managers such deferred fees and expenses in future years, if any, when such Fund's Investor Class expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses) fall below the stated percentage rate, but only to the extent that such repayment would not cause such Fund's Investor Class expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses) in any such future year to exceed the stated percentage rate, and provided that such Fund is not obligated to repay any such deferred fees and expenses more than three years after the end of the fiscal year in which they were incurred (for expenses incurred before December 28, 1999, the Funds' repayment obligation extended until two years after the end of the fiscal year in which the expenses were incurred): 1.55% for the Small Cap Growth Fund; 1.65% for the Behavioral Growth Fund; 1.75% for the REIT Fund, the Small Cap Value Fund and the Behavioral Value Fund; and 1.80% for the International Equity Fund. These agreements have terms running through December 31, 2001 and are renewable from year to year thereafter.

OTHER ARRANGEMENTS

Undiscovered Managers Funds has applied for an exemptive order from the Securities and Exchange Commission to permit Undiscovered Managers, subject to the approval of Undiscovered Managers Funds' Board of Trustees and certain other conditions, to enter into sub-advisory agreements with sub-advisers other than the current sub-adviser of any Fund or of any other investment portfolio of Undiscovered Managers Funds without obtaining shareholder approval. The exemptive request also seeks to permit the terms of an existing sub-advisory agreement to be changed or the employment of an existing sub-adviser to be continued without shareholder approval after events that would otherwise cause an automatic termination of a sub-advisory agreement if such changes or continuation are approved by Undiscovered Managers Funds' Board of Trustees. There is no assurance that the Securities and Exchange Commission will issue the exemptive order. This Prospectus would be revised and shareholders notified if the sub-adviser of any Fund is changed.

Your Investment

INVESTOR CLASS SHARES

The Funds' Investor Class shares are offered without a front-end or contingent deferred sales charge but are subject to certain 12b-1 fees. See RULE 12B-1 FEES below. All of the Funds also offer Institutional Class shares and certain of the Funds offer Class C shares. For a description of such shares, see ADDITIONAL INFORMATION below.

HOW SHARES ARE PRICED

The price of a Fund's shares is based on its net asset value ("NAV"). For a Fund, the NAV per share of a class equals the total value of the assets allocable to the class, minus the class's liabilities, divided by the number of the class's outstanding shares.

Excluding any transaction-based or other fees charged by your broker-dealer, the price you will pay (the "offering price") to buy Investor Class shares of a Fund is the NAV of such class of shares next calculated after your order is received by the Funds' transfer or other agent or sub-agent with complete information and meeting all of the requirements discussed in this Prospectus. Excluding any transaction-based or other fees charged by your broker-dealer, the amount you will receive when you sell Investor Class shares of a Fund is the NAV of such class of shares next calculated after your order is received by the Funds' transfer or other agent or sub-agent with complete information and meeting all of the requirements discussed in this Prospectus.

A Fund's NAV is determined each day the New York Stock Exchange ("NYSE") is open for regular business, at the earlier of 4:00 p.m. Eastern Time or the close of regular trading on the NYSE. The NYSE is closed on weekends and national holidays.

If the Funds' transfer or other agent or sub-agent receives your buy or sell request in good order before the close of regular trading on the NYSE, you will pay or receive that day's NAV. If the Funds' transfer or other agent or sub-agent receives your buy or sell request in good order after the close of regular trading on the NYSE, you will pay or receive the next day's NAV.

The Funds' securities for which market quotations are readily available are valued at market value. Other securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are taken at fair value. With regard to the International Equity Fund, because foreign markets may be open at different times than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments will be valued at their fair value.

BUYING SHARES

An investor may make an initial purchase of Investor Class shares of any Fund by submitting a completed application form and payment to:

         Undiscovered Managers Funds
         4400 Computer Drive
         P.O. Box 5181
         Westborough, MA 01581-5181

The minimum initial investment in any Fund is $250,000 in that Fund. A minimum investment of $10,000 applies to the Trustees of Undiscovered Managers Funds, investment advisory clients of the sub-advisers (and their directors, officers and employees) of the investment portfolios of Undiscovered Managers Funds, and employees of Undiscovered Managers and the parents, spouses and children of the foregoing. The minimum investment may be waived by Undiscovered Managers in its sole discretion and will be waived for you if you are a new shareholder in Undiscovered Managers Funds and you initially invest less than $250,000 but sign a letter of intent stating your intention to bring your balance to $250,000 within six months after your initial purchase. If you purchase shares through a financial intermediary and hold such shares through an omnibus account with that financial intermediary, the minimum initial investment applies to the omnibus account and not to you individually. Undiscovered Managers reserves the right to redeem your account at net asset value if you have signed a letter of intent but fail to meet the minimum investment within the specified time or to waive any minimum investment in its sole discretion. Subsequent investments must be at least $50,000.

You may purchase shares of any Fund (i) with cash, (ii) by exchanging securities on deposit with a custodian acceptable to Undiscovered Managers or (iii) with any combination of such securities and cash. If you would like to purchase shares of a Fund in exchange for securities please call 1-888-242-3514 for additional information on the terms and conditions in order to do so.

All purchases made by check should be in U.S. dollars and made payable to Undiscovered Managers Funds. Third party checks will not be accepted. When you make a purchase by check, redemption proceeds will not be sent to you until the check paying for the investment has cleared, which may take up to 15 calendar days.

Upon acceptance of your order, the Funds' transfer agent opens an account, applies the payment to the purchase of full and fractional Fund shares and mails to you a statement of account confirming the transaction.

After an account has been established, you may send subsequent investments at any time directly to the Funds at the above address. The remittance must be accompanied by either the account identification slip detached from a statement of account or a note containing sufficient information to identify the account, i.e., the Fund name and your account number or your name and social security number.

Initial and subsequent investments can also be made by federal funds wire. You should instruct your bank to wire federal funds to Boston Safe Deposit & Trust Company, ABA #011001234. The text of the wire should read as follows:

         Boston Safe Deposit & Trust Company
         ABA #011001234
         Account #145483
         FBO: Shareholder Name and Account Number
         FOR: Undiscovered Managers Funds

A bank may charge a fee for transmitting funds by wire.

Each Fund and the Funds' distributor reserve the right to reject any purchase order, including orders in connection with exchanges, for any reason which the Fund or the distributor in its sole discretion deems appropriate. Although the Funds do not presently anticipate that they will do so, each Fund reserves the right to suspend or change the terms of the offering of its shares.

The Funds' distributor may accept telephone orders from broker-dealers, and other intermediaries designated by such broker-dealers, who have been previously approved by the distributor. A Fund will be deemed to have received a purchase order when an approved broker-dealer or its authorized designee accepts such order. It is the responsibility of such broker-dealers to promptly forward purchase or redemption orders to the distributor. Although there are no front-end or contingent deferred sales charges imposed by the Funds or the distributor in connection with the Funds' offering of Investor Class shares, broker-dealers may charge you a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealers and not remitted to the Funds.

GENERAL SHAREHOLDER SERVICES

The Funds offer the following shareholder services, which are more fully described in the SAI. Explanations and forms are available from the Funds. Telephone redemption and exchange privileges will be established automatically when you open an account unless you elect on the application to decline the privileges. Other privileges must be specifically elected. A medallion signature guarantee may be required to establish these privileges after an account is opened.

FREE EXCHANGE PRIVILEGE

You may exchange Investor Class shares of any Fund for Investor Class shares of any other Fund. You may not exchange Investor Class shares for Institutional Class shares or Class C shares. You may make an exchange by written instructions or by telephone (unless you have elected on the application to decline telephone exchange privileges). The exchange privilege should not be viewed as a means for taking advantage of short-term swings in the market, and the Funds reserve the right to terminate or limit the privilege of any shareholder who makes more than four exchanges in any calendar year. An exchange of shares of one Fund for shares of another Fund will generally be treated as a sale of the exchanged shares for federal income tax purposes. The Funds may terminate or change the terms of the exchange privilege at any time, upon 60 days' notice to shareholders.

RETIREMENT PLANS

The Funds' Investor Class shares may be purchased by all types of tax-deferred retirement plans. The Funds' distributor makes available retirement plan forms for IRAs.

SYSTEMATIC WITHDRAWAL PLAN

If the value of your account is at least $25,000, you may have periodic cash withdrawals automatically paid to you or any person designated by you.

AUTOMATIC INVESTMENT PLAN

Voluntary monthly investments of at least $1,000 may be made automatically by pre-authorized withdrawals from your checking account.

SELLING SHARES

You can redeem shares of any Fund by sending a written request to:

                  PFPC Inc.
                  4400 Computer Drive
                  P.O. Box 5181
                  Westborough, MA 01581-5181
                  Attn: Undiscovered Managers Funds

As described below, you may also redeem your shares in any Fund by calling Undiscovered Managers at 1-800-667-1224. Proceeds resulting from a written or telephonic redemption request can be wired to your bank account or sent by check in your name(s) (if multiple registered owners) to your record address(es).

Your written request must include the name of the Fund, the class of shares, the account number, the exact name(s) in which the shares are registered, and the number of shares or the dollar amount to be redeemed. All owners of the shares must sign the request in the exact names in which the shares are registered (this appears on your confirmation statement) and should indicate any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity). If you request that redemption proceeds be wired to your bank account you must provide specific wire instructions.

If (1) you are redeeming shares worth more than $50,000, (2) you are requesting that the proceeds check be made out to someone other than you (as the registered owner) or be sent to an address other than the record address, (3) the account registration has changed within the last 30 days or (4) you are providing instructions to wire the proceeds to a bank account not designated on the application, you must have your signature guaranteed by a medallion signature guarantor. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Before submitting the redemption request, you should verify with the guarantor institution that it is a medallion guarantor. Signature guarantees by notaries public are not acceptable. When you telephone a redemption request, the proceeds are wired to the bank account previously chosen by you. A wire fee (currently $5) will be deducted from the proceeds.

If you decide to change the bank account to which proceeds are to be wired, you must send in this change on the Service Options Form with a medallion signature guarantee. Telephonic redemptions may only be made if your bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. Unless you indicate otherwise on the account application, Undiscovered Managers will be authorized to act upon redemption and exchange instructions received by telephone from you or any person claiming to act as your representative who can provide Undiscovered Managers with your account registration and address as it appears on the records of Undiscovered Managers Funds. Undiscovered Managers will employ these or other reasonable procedures to confirm that instructions communicated by telephone are genuine. Undiscovered Managers Funds, the Funds' transfer agent, the Funds' distributor, Undiscovered Managers and the sub-advisers will not be liable for any losses due to unauthorized or fraudulent instructions if these or other reasonable procedures are followed, but may be liable for any losses due to unauthorized or fraudulent instructions in the event reasonable procedures are not followed. For further information, consult Undiscovered Managers. In times of heavy market activity, if you encounter difficulty in placing a redemption or exchange order by telephone, you may wish to place the order by mail as described above.

Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request, if the request is in good order. Telephonic redemption proceeds will normally be wired to your bank on the first business day following receipt of a proper redemption request. If you purchased shares by check and the check was deposited less than 15 calendar days prior to the redemption request, the Fund may withhold redemption proceeds until the check has cleared.

Each Fund will normally redeem your shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind if the Board of Trustees of Undiscovered Managers Funds determines it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, you will normally incur brokerage commissions upon subsequent disposition of any such securities. However, Undiscovered Managers Funds is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of Undiscovered Managers Funds at the beginning of such period.

If the balance in your account with a Fund is less than a minimum amount set by the Board of Trustees of Undiscovered Managers Funds from time to time (currently $250,000 for all accounts), that Fund may close the account and send the proceeds to you. If you are affected by this policy, you will be notified of the Fund's intention to close the account and will have 60 days immediately following the notice to bring the account up to the minimum. The minimum does not apply to automatic investment plans or accounts that have fallen below the minimum solely because of fluctuations in a Fund's net asset value per share.

Undiscovered Managers Funds may suspend the right of redemption and may postpone payment for more than seven days when the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission when trading on the NYSE is restricted or during an emergency which makes it impracticable for a Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the Securities and Exchange Commission for the protection of investors.

                       Dividends, Distributions and Taxes

The Funds declare and pay their net investment income to shareholders as dividends annually. Each Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions are normally made annually, but may, to the extent permitted by law, be made more frequently as deemed advisable by the Board of Trustees of Undiscovered Managers Funds. The Board of Trustees may change the frequency with which the Funds declare or pay dividends.

Dividends and capital gain distributions will automatically be reinvested in additional shares of the same Fund on the record date unless an investor has elected to receive cash.

Each Fund intends to qualify as a regulated investment company under the Code. As a regulated investment company, and provided that the Fund distributes substantially all its net investment income to its shareholders, the Fund itself will not pay any federal income tax on its distributed income and gains.

Income dividends and short-term capital gain distributions are taxable as ordinary income. Long-term capital gain distributions from all Funds are taxable as long-term capital gains regardless of how long an investor has owned shares of a Fund. Distributions are taxable to a shareholder of a Fund even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus were included in the price paid by the shareholder). Distributions are taxable as described above regardless of whether they are distributed in cash or additional shares.

Certain designated dividends from the Funds are expected to be eligible for the dividends-received deduction for corporate shareholders (subject to a holding period requirement). However, any distributions received by a Fund from REITs will not qualify for the dividends-received deduction. A Fund's investment in REIT securities may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investment in REIT securities also may result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

The Funds' transfer agent will send each investor and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions paid to the investor during the preceding year.

The International Equity Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the International Equity Fund's investment in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Any gain resulting from the redemption, sale or exchange of shares of a Fund will generally be subject to tax.

NOTE: The foregoing summarizes certain tax consequences of investing in the Funds for shareholders who are U.S. citizens or corporations. Before investing, an investor should consult his or her own tax adviser for more information concerning the federal, state, local and foreign tax consequences of investing in, redeeming or exchanging Fund shares.

                                 Rule 12b-1 Fees

Under a Service and Distribution Plan relating to Investor Class shares adopted by Undiscovered Managers Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940, Undiscovered Managers Funds may pay fees as compensation for any or all of the following: (i) engaging in activities or bearing expenses primarily intended to result in the sale of Investor Class shares, (ii) providing services relating to Investor Class shares (which would be in addition to any general services provided to a Fund as a whole) and (iii) providing additional personal services to Investor Class shareholders and/or for the maintenance of Investor Class shareholder accounts. On an annual basis, the aggregate amount of fees under such plan with respect to each Fund will not exceed 0.35% of the Fund's average daily net assets attributable to its Investor Class shares. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


                             Additional Information

Currently, each Fund has three classes of shares--Institutional Class shares, Investor Class shares and Class C shares - except for the Small Cap Growth Fund and the Behavioral Value Fund which have only two classes of shares - Institutional Class shares and Investor Class shares. Certain other investment portfolios of Undiscovered Managers Funds have only Institutional Class shares, and one other investment portfolio of Undiscovered Managers Funds has both Institutional Class shares and Class C shares, but does not have Investor Class shares. Institutional Class shares and Class C shares are offered in separate prospectuses. Institutional Class shares and Class C shares are identical to Investor Class shares, except that (i) Class C shares are subject to certain front-end and contingent deferred sales charges, (ii) Institutional Class shares bear no 12b-1 fees, (iii) Class C shares bear higher 12b-1 fees than Investor Class shares and (iv) Investor Class shares and Class C shares have separate voting rights in certain circumstances. Since a Fund's Institutional Class shares bear no such 12b-1 fees and a Fund's Class C shares, if any, bear higher 12b-1 fees than Investor Class shares, Institutional Class shares of a Fund are expected to have a higher total return, and Class C shares of the Fund are expected to have a lower total return, than Investor Class shares of such Fund. None of the classes of shares of any Fund have conversion rights into or may be exchanged for any other classes of shares of any Fund or any other investment portfolio of Undiscovered Managers Funds.

                              Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each Fund's Investor Class shares since the commencement of such class's investment operations. Certain information reflects financial results for a single Investor Class share of a Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund's Investor Class shares (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Trust's financial statements, are included in the Trust's Annual Report to Shareholders, which is available upon request.

                                                                Behavioral
                                                               Growth Fund
                                            ----------------------------------------------------
                                                                 Investor
                                                                 Class(1)
                                            ----------------------------------------------------
                                              Year ended         Year ended        Period ended
                                            August 31, 2000    August 31, 1999    August 31, 1998
NET ASSET VALUE, BEGINNING OF PERIOD        $         21.31    $         11.85    $         14.74
Income from Investment Operations:
   Net investment income (loss)                       (0.38)             (0.20)              0.00(A)
   Net realized and unrealized gain (loss)
   on investments                                      9.28               9.66              (2.89)
                                            ---------------    ---------------    ---------------
   Total Income (Loss) from Investment
   Operations                                          8.90               9.46              (2.89)
                                            ---------------    ---------------    ---------------
Less Distributions:
   Dividends from net investment income                0.00               0.00               0.00
   Distributions from capital gains                    0.00               0.00               0.00
                                            ---------------    ---------------    ---------------
   Total Distributions                                 0.00               0.00               0.00
                                            ---------------    ---------------    ---------------
Net increase (decrease) in net asset value             8.90               9.46              (2.89)
                                            ---------------    ---------------    ---------------
NET ASSET VALUE, END OF PERIOD              $         30.21    $         21.31    $         11.85
                                            ===============    ===============    ===============
TOTAL RETURN**                                        41.76%             79.83%            (19.61)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s)         $        19,077    $         4,590    $            40
Ratios to average net assets (+):
   Net investment income (loss) including
   reimbursement                                      (1.32)%            (1.09)%            (0.35)%*
   Operating expenses including                        1.65%              1.65%              1.30%*
   reimbursement
Portfolio turnover rate**                                90%                72%                67%

+  The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the
   Investment Adviser, or both.  Had such actions not been taken, the ratios would have been as follows:
Net investment income (loss)                          (1.49)%            (1.77)%            (5.43)%*
Operating expenses                                     1.82%              2.33%              6.38%*

                                                          REIT
                                                          Fund
                                            ----------------------------------
                                                         Investor
                                                         Class(2)
                                            ----------------------------------
                                              Year ended        Period ended
                                            August 31, 2000    August 31, 1999
NET ASSET VALUE, BEGINNING OF PERIOD        $         11.18    $         10.13
Income from Investment Operations:
   Net investment income (loss)                        0.48               0.20
   Net realized and unrealized gain (loss)
   on investments                                      1.25               0.85
                                            ---------------    ---------------
   Total Income (Loss) from Investment
   Operations                                          1.73               1.05
                                            ---------------    ---------------
Less Distributions:
   Dividends from net investment income               (0.47)              0.00
   Distributions from capital gains                    0.00               0.00
                                            ---------------    ---------------
   Total Distributions                                (0.47)              0.00
                                            ---------------    ---------------
Net increase (decrease) in net asset value             1.26               1.05
                                            ---------------    ---------------
NET ASSET VALUE, END OF PERIOD              $         12.44    $         11.18
                                            ===============    ===============
TOTAL RETURN**                                        16.77%             10.37%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s)         $           388    $           509
Ratios to average net assets (+):
   Net investment income (loss) including
   reimbursement                                       4.38%              3.97%*
   Operating expenses including                        1.75%              1.75%*
   reimbursement
Portfolio turnover rate**                                64%                67%
+  The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the
   Investment Adviser, or both.  Had such actions not been taken, the ratios would have been as follows:
Net investment income (loss)                           3.75%              3.26%*
Operating expenses                                     2.38%              2.46%*

----------

*        Annualized

**       For periods less than one year, percentages are not annualized.

(1)      The Fund's Investor Class commenced investment operations on July 31,
         1998.

(2)      The Fund's Investor Class commenced investment operations on March 24,
         1999.

(A)      Represents less than $0.005 per share.

Per share data is calculated based upon the average shares outstanding during the period.

                                                                 Small Cap
                                                                 Value Fund
                                            -----------------------------------------------------
                                                                  Investor
                                                                  Class (1)
                                            -----------------------------------------------------
                                              Year ended          Year ended       Period ended
                                            August 31, 2000    August 31, 1999    August 31, 1998
NET ASSET VALUE, BEGINNING OF PERIOD        $         13.52    $         10.91    $         13.45
Income from Investment Operations:
   Net investment income (loss)                       (0.06)             (0.07)              0.00(A)
   Net realized and unrealized gain (loss)
   on investments                                      1.61               2.74              (2.54)
                                            ---------------    ---------------    ---------------
   Total Income (Loss) from Investment
   Operations                                          1.55               2.67              (2.54)
                                            ---------------    ---------------    ---------------
Less Distributions:
   Dividends from net investment income                0.00              (0.01)              0.00
   Distributions from capital gains                   (0.18)             (0.05)              0.00
                                            ---------------    ---------------    ---------------
   Total Distributions                                (0.18)             (0.06)              0.00
                                            ---------------    ---------------    ---------------
Net increase (decrease) in net asset value             1.37               2.61              (2.54)
                                            ---------------    ---------------    ---------------
NET ASSET VALUE, END OF PERIOD              $         14.89    $         13.52    $         10.91
                                            ===============    ===============    ===============
TOTAL RETURN**                                        11.65%             24.51%            (18.88)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s)         $         5,179    $           957    $            31
Ratios to average net assets (+):
   Net investment income (loss) including
   reimbursement                                      (0.48)%            (0.50)%             0.15%*
   Operating expenses including
   reimbursement                                       1.75%              1.75%              1.40%*
Portfolio turnover rate** 58% 56% 10%
+ The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment
Adviser, or both. Had such actions not been taken, the ratios would have been as follows:
Net investment income (loss)                          (1.10)%            (1.43)%            (3.67)%*
Operating expenses                                     2.37%              2.68%              5.22%*

----------

*        Annualized

**       For periods less than one year, percentages are not annualized.

(1)      The Fund's Investor Class commenced investment operations on July 31,
         1998.

(A)      Represents less than $0.005 per share.

Per share data is calculated based upon the average shares outstanding during the period.


None of the Behavioral Value Fund, the International Equity Fund nor the Small Cap Growth Fund had commenced investment operations of its Investor Class Shares prior to the date of this Prospectus, and therefore have no financial highlights for their Investor Class shares for the year-ended August 31, 2000.

                            Intentionally Left Blank

                            Intentionally Left Blank

                  Where to Get More Information About the Funds

To find out more information about Undiscovered Managers Funds, ask for a free copy of the following:

STATEMENT OF ADDITIONAL INFORMATION

The SAI provides more information about the Funds. It is filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORT

Additional information about the Funds' investments, other than the investments of the Small Cap Growth Fund, is available in such Funds' annual and semi-annual reports to shareholders. In such Funds' most recent annual report to shareholders, you will find a discussion of the market conditions and investment strategies that significantly affected each such Fund's performance during its last fiscal year. The auditor's report and financial statements included in such Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means that they are legally part of this Prospectus. In addition, after the Small Cap Growth Fund's annual and semi-annual reports to shareholders are required to be delivered to the Small Cap Growth Fund's shareholders, such additional information and discussions relating to the Small Cap Growth Fund will be found therein.

The SAI and the Funds' annual and semi-annual reports to shareholders are available (except for the Small Cap Growth Fund's annual and semi-annual reports, which will be available after they are required to be delivered to the Small Cap Growth Fund's shareholders), without charge, upon request. To obtain free copies of the SAI, the Funds' annual and semi-annual reports to shareholders, request other information and discuss your questions about any of the Funds, you may call toll free 1-888-242-3514 or write to:

         Undiscovered Managers Funds
         Plaza of the Americas
         700 North Pearl Street, Suite 1700
         Dallas, Texas 75201

You may also view or download this Prospectus, the SAI and other information about the Funds on our Internet site at http://www.undiscoveredmanagers.com.

You can also review and copy the SAI and other information about the Funds at the Securities and Exchange Commission Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operations of the Public Reference Room. Reports and other information about the Funds are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

                                    (Undiscovered Managers Funds' SEC Investment
                                            Company Act file number is 811-8437)

[LOGO] undiscovered managers(TM)

UNDISCOVERED MANAGERS FUNDS

PROSPECTUS

December 28, 2000

Class C shares of:

         Undiscovered Managers Behavioral Growth Fund
         Undiscovered Managers REIT Fund
         Undiscovered Managers Small Cap Value Fund
         Undiscovered Managers Core Equity Fund
                                 UM International Equity Fund




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                Table of Contents

The Funds.........................................................................................................2

WHAT YOU SHOULD KNOW ABOUT EACH FUND'S INVESTMENT
STRATEGIES, RISKS, PERFORMANCE, EXPENSES AND MANAGEMENT

Undiscovered Managers Behavioral Growth Fund......................................................................2
Undiscovered Managers REIT Fund...................................................................................4
Undiscovered Managers Small Cap Value Fund........................................................................6
Undiscovered Managers Core Equity Fund............................................................................8
UM International Equity Fund ....................................................................................10
The Funds' Fees and Expenses.....................................................................................12
Other Policies and Additional Disclosure on Risks................................................................14
The Funds' Management............................................................................................18

Your Investment..................................................................................................21

OPENING AND MAINTAINING YOUR UNDISCOVERED
MANAGERS ACCOUNT

Class C Shares...................................................................................................21
How Shares are Priced............................................................................................21
Buying Shares....................................................................................................22
General Shareholder Services.....................................................................................24
Selling Shares...................................................................................................25

Dividends, Distributions and Taxes...............................................................................26

Rule 12b-1 Fees..................................................................................................27

Additional Information...........................................................................................28

Financial Highlights.............................................................................................29

Where to get More Information about the Funds............................................................Back Cover

                                    The Funds

Undiscovered Managers Funds has twelve investment portfolios. Five of the portfolios (each a "Fund," and collectively, the "Funds") offer Class C shares. Such Class C shares are offered through this Prospectus.


UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND
(THE "BEHAVIORAL GROWTH FUND")


Investment Objective

Growth of capital

Principal Investment Strategies

The Behavioral Growth Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies that the Fund's sub-adviser, Fuller & Thaler Asset Management, Inc. ("Fuller & Thaler"), believes have growth characteristics.

In selecting stocks for the Behavioral Growth Fund, Fuller & Thaler applies principles based on behavioral studies. Fuller & Thaler believes that behavioral biases on the part of investors may cause the market to underreact to new, positive information concerning a company. Fuller & Thaler analyzes companies that have recently announced higher than expected earnings, and seeks to determine whether the market value of a company's stock fully reflects Fuller & Thaler's expectations as to the company's future earnings and growth prospects.

Under normal market conditions, the Fund will invest substantially all of its assets in common stocks.

Principal Risks

Investing in the Behavioral Growth Fund involves risks. The Fund may not perform as well as other investments, and as with all mutual funds, there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include:

o        A general decline in the U.S. stock markets,

o        Poor performance of individual stocks held by the Fund,

o        Potentially rapid price changes (volatility) of equity securities and

o The risks associated with investment in small capitalization companies (such as more abrupt price movements, greater dependence on individual personnel or products, limited markets and less liquidity than larger, more established companies).

Fund Performance

Since the Class C shares of the Behavioral Growth Fund had less than a full calendar year of performance as of December 31, 1999, this Prospectus shows performance information of the Fund's Institutional Class shares. The bar chart below shows the annual total returns of the Fund's Institutional Class shares for the 1998 and 1999 calendar years. The table following the bar chart compares the average annual total returns of the Fund's Institutional Class shares to the returns of the Russell 2500 Growth Index. This performance information gives some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Institutional Class shares from year to year and by showing how the average annual returns of the Fund's Institutional Class shares compare with those of a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns of the Fund's Institutional
Class Shares for the Calendar Years Ended 12/31/98 and 12/31/99 (1)(2)


                  1998           1999

RETURN           33.20%          65.67%

(1) Although the Institutional Class shares of the Fund are not offered in this Prospectus, the total returns of the Fund's Institutional Class shares are shown because the Fund's Institutional Class shares and Class C shares represent interests in the same portfolio of securities. The annual returns of the two classes differ only to the extent that Class C shares are subject to higher expenses than Institutional Class shares and Class C shares are sold subject to sales charges. If the higher expenses and the sales charges were reflected, returns would be less than those shown.

(2) The unannualized total return of the Fund's Institutional Class shares for the first three quarters of 2000 was (4.33)%.

During the period shown in the bar chart above, the highest quarterly return of the Fund's Institutional Class shares was 35.98% for the quarter ended December 31, 1999 and the lowest quarterly return of the Fund's Institutional Class shares was (14.52)% for the quarter ended September 30, 1998.


Average Annual Total Returns of the Fund's
Institutional Class Shares (as of 12/31/99)


                                               Since Commencement of Investment
                               Past One Year   Operations of the Fund (12/31/97)
                               -------------   ---------------------------------
Behavioral Growth Fund             65.67%              50.68%
Russell 2500 Growth Index*         55.48%              27.29%

* The Russell 2500 Growth Index consists of those companies within the 2500 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization, with higher price-to-book ratios and higher forecasted growth rates. An index is a list of stocks. It is not a managed investment portfolio like the Fund. The returns of an index are calculated without taking into account brokerage costs and the other expenses associated with mutual funds and other managed investment portfolios.

UNDISCOVERED MANAGERS REIT FUND
(THE "REIT FUND")

Investment Objective

High total investment return through a combination of capital appreciation and current income

Principal Investment Strategies

The REIT Fund seeks to achieve its objective by investing substantially all of its assets, and in normal market conditions at least 65% of its assets, in equity securities of real estate investment trusts ("REITs"), including REITs with relatively small market capitalization. The Fund may invest in both equity REITs and mortgage REITs. Equity REITs take ownership interests in real estate. Mortgage REITs invest in mortgages (loans secured by interests in real estate).

In selecting investments for the REIT Fund, the Fund's sub-adviser, Bay Isle Financial Corporation ("Bay Isle"), seeks to identify REITs that have good management, strong balance sheets, above average growth in "funds from operations" and that trade at a discount to their assets' underlying value. "Funds from operations" generally means a REIT's net income (excluding gains (or losses) from debt restructuring and sales of property) plus depreciation of real property. The Fund is "non-diversified."

Principal Risks

Investing in the REIT Fund involves risks. The Fund may not perform as well as other investments, and as with all mutual funds, there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include:

o        A general decline in the U.S. stock markets,

o        Poor performance of individual stocks held by the Fund,

o        Potentially rapid price changes (volatility) of equity securities,

o The risks associated with investment in small capitalization companies (such as more abrupt price movements, greater dependence on individual personnel or properties and less liquidity than larger companies),

o The risks of being non-diversified (greater susceptibility to risks associated with particular issuers than a diversified fund since a non-diversified fund may invest a greater percentage of its total assets in securities of individual issuers, or may invest in a smaller number of different issuers, than a diversified fund) and

o The risks associated with investment in a portfolio consisting primarily of REITs. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs. The prices of mortgage REITs are affected by the quality of any credit they extend, the credit worthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. A REIT must distribute 95% of its taxable income to qualify for beneficial federal tax treatment. If a REIT is unable to qualify, then it would be taxed as a corporation and distributions to shareholders would be reduced. Although the Fund does not invest directly in real estate, an investment in the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Fund Performance

Since the Class C shares of the REIT Fund had less than a full calendar year of performance as of December 31, 1999, this Prospectus shows performance information of the Fund's Institutional Class shares. The bar chart below shows the annual total returns of the Fund's Institutional Class shares for the 1998 and 1999 calendar years. The table following the bar chart compares the average annual total returns of the Fund's Institutional Class shares to the returns of the Morgan Stanley REIT Index. This performance information gives some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Institutional Class shares from year to year and by showing how the average annual returns of the Fund's Institutional Class shares compare with those of a broad measure of REIT market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns of the Fund's Institutional
Class Shares for the Calendar Years Ended 12/31/98 and 12/31/99 (1)(2)

[BAR CHART]


                  1998           1999

RETURN           (9.76)%         (0.39)%

(1) Although the Institutional Class shares of the Fund are not offered in this Prospectus, the total returns of the Fund's Institutional Class shares are shown because the Fund's Institutional Class shares and Class C shares represent interests in the same portfolio of securities. The annual returns of the two classes differ only to the extent that Class C shares are subject to higher expenses than Institutional Class shares and Class C shares are sold subject to sales charges. If the higher expenses and the sales charges were reflected, returns would be less than those shown.

(2) The unannualized total return of the Fund's Institutional Class shares for the first three quarters of 2000 was 25.91%.

During the period shown in the bar chart above, the highest quarterly return of the Fund's Institutional Class shares was 12.25% for the quarter ended June 30, 1999 and the lowest quarterly return of the Fund's Institutional Class shares was (6.91)% for the quarter ended September 30, 1998.

Average Annual Total Returns of the Fund's
Institutional Class Shares (as of 12/31/99)


                                                Since Commencement of Investment
                             Past One Year       Operations of the Fund (1/1/98)
                             -------------      --------------------------------

REIT Fund                       (0.39)%                      (5.20)%
Morgan Stanley REIT Index*      (4.55)%                     (10.94)%

* The Morgan Stanley REIT Index is a market capitalization weighted total return index of 129 REITs which exceed certain minimum liquidity criteria concerning market capitalization, shares outstanding, trading volume and per share market price. An index is a list of stocks. It is not a managed investment portfolio like the Fund. The returns of an index are calculated without taking into account brokerage costs and the other expenses associated with mutual funds and other managed investment portfolios.

UNDISCOVERED MANAGERS SMALL CAP VALUE FUND
(THE "SMALL CAP VALUE FUND")

Investment Objective

Long-term growth of capital

Principal Investment Strategies

The Small Cap Value Fund seeks to achieve its objective by investing primarily in common stocks of companies with a market float of $1.2 billion or less that the Fund's sub-adviser, J.L. Kaplan Associates, LLC ("Kaplan Associates"), considers to be undervalued at the time of purchase and to have the potential for long-term capital appreciation. Market float is the total value of all the outstanding shares of a company that are registered for public trading and does not include shares held by company founders or other insiders that are not freely resalable.

In selecting stocks for the Small Cap Value Fund, Kaplan Associates will consider, among other things, the issuer's earning power and the value of the issuer's assets.

Under normal market conditions, the Small Cap Value Fund will invest at least 65% of its total assets in common stocks of companies with a market float of $1.2 billion or less.

Principal Risks

Investing in the Small Cap Value Fund involves risks. The Fund may not perform as well as other investments, and as with all mutual funds, there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include:

o        A general decline in the U.S. stock markets,

o        Poor performance of individual stocks held by the Fund,

o        Potentially rapid price changes (volatility) of equity securities and

o The risks associated with investment in small capitalization companies (such as more abrupt price movements, greater dependence on individual personnel or products, limited markets and less liquidity than larger, more established companies).

Fund Performance

Since the Class C shares of the Small Cap Value Fund had less than a full calendar year of performance as of December 31, 1999, this Prospectus shows performance information of the Fund's Institutional Class shares. The bar chart below shows the annual total returns of the Fund's Institutional Class shares for the 1998 and 1999 calendar years. The table following the bar chart compares the average annual total returns of the Fund's Institutional Class shares to the returns of the Russell 2000 Value Index. This performance information gives some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Institutional Class shares from year to year and by showing how the average annual returns of the Fund's Institutional Class shares compare with those of a broad measure of market performance. The table also includes the returns of the Russell 2000 Index, the index against which the Fund was formerly compared. The Fund has chosen to use the Russell 2000 Value Index as its new comparative index because the Russell 2000 Value Index more closely reflects the Fund's investment universe than the Russell 2000 Index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns of the Fund's Institutional
Class Shares for the Calendar Years Ended 12/31/98 and 12/31/99 (1)(2)

[BAR CHART]


                  1998           1999

RETURN           (0.72)%         9.94%

(1) Although the Institutional Class shares of the Fund are not offered in this Prospectus, the total returns of the Fund's Institutional Class shares are shown because the Fund's Institutional Class shares and Class C shares represent interests in the same portfolio of securities. The annual returns of the two classes differ only to the extent that Class C shares are subject to higher expenses than Institutional Class shares and Class C shares are sold subject to sales charges. If the higher expenses and the sales charges were reflected, returns would be less than those shown.

(2) The unannualized total return of the Fund's Institutional Class shares for the first three quarters of 2000 was 8.30%.

During the period shown in the bar chart above, the highest quarterly return of the Fund's Institutional Class shares was 22.20% for the quarter ended June 30, 1999 and the lowest quarterly return of the Fund's Institutional Class shares was (19.32)% for the quarter ended September 30, 1998.

Average Annual Total Returns of the Fund's
Institutional Class Shares (as of 12/31/99)


                                               Since Commencement of Investment
                              Past One Year    Operations of the Fund (12/30/97)
                              -------------    ---------------------------------

Small Cap Value Fund               9.94%                    5.80%
Russell 2000 Value Index*         (1.49)%                  (3.21)%
Russell 2000 Index*               21.26%                   10.69%


* The Russell 2000 Value Index consists of those companies within the 2000 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization, with lower price-to-book ratios and lower forecasted growth rates. The Russell 2000 Index consists of the 2000 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization. An index is a list of stocks. It is not a managed investment portfolio like the Fund. The returns of an index are calculated without taking into account brokerage costs and the other expenses associated with mutual funds and other managed investment portfolios.

UNDISCOVERED MANAGERS CORE EQUITY FUND
(THE "CORE EQUITY FUND")

Investment Objective

Long-term growth of capital

Principal Investment Strategies

The Core Equity Fund seeks to achieve its objective by investing substantially all of its assets in common stocks of well-established, high-quality U.S. companies.

In selecting investments for the Core Equity Fund, the Fund's sub-adviser, Waite & Associates, L.L.C. ("Waite"), will consider, among other things, its expectations as to the relative performance of various sectors of the economy and the relative growth prospects of different companies within such sectors.

Although the common stocks in which the Core Equity Fund invests will typically have larger market capitalization, the Fund may invest in stocks with capitalization as low as $1 billion. Under normal market conditions, the Fund will invest substantially all of its assets in common stocks.

Principal Risks

Investing in the Core Equity Fund involves risks. The Fund may not perform as well as other investments, and as with all mutual funds, there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include:

o        A general decline in the U.S. stock markets,

o        Poor performance of individual stocks held by the Fund and

o        Potentially rapid price changes (volatility) of equity securities.

Fund Performance

Since the Class C shares of the Core Equity Fund had less than a full calendar year of performance as of December 31, 1999, this Prospectus shows performance information of the Fund's Institutional Class shares. The bar chart below shows the annual total returns of the Fund's Institutional Class shares for the 1998 and 1999 calendar years. The table following the bar chart compares the average annual total returns of the Fund's Institutional Class shares to the returns of the Russell 1000 Index. This performance information gives some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Institutional Class shares from year to year and by showing how the average annual returns of the Fund's Institutional Class shares compare with those of a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns of the Fund's Institutional
Class Shares for the Calendar Years Ended 12/31/98 and 12/31/99 (1)(2)

[BAR CHART]

                  1998           1999

RETURN           21.47%          1.95%

(1) Although the Institutional Class shares of the Fund are not offered in this Prospectus, the total returns of the Fund's Institutional Class shares are shown because the Fund's Institutional Class shares and Class C shares represent interests in the same portfolio of securities. The annual returns of the two classes differ only to the extent that Class C shares are subject to higher expenses than Institutional Class shares and Class C shares are sold subject to sales charges. If the higher expenses and the sales charges were reflected, returns would be less than those shown.

(2) The unannualized total return of the Fund's Institutional Class shares for the first three quarters of 2000 was (6.18)%.

During the period shown in the bar chart above, the highest quarterly return of the Fund's Institutional Class shares was 16.04% for the quarter ended December 31, 1998 and the lowest quarterly return of the Fund's Institutional Class shares was (9.47)% for the quarter ended September 30, 1998.


Average Annual Total Returns of the Fund's
Institutional Class Shares (as of 12/31/99)


                                               Since Commencement of Investment
                         Past One Year         Operations of the Fund (12/31/97)
                         -------------         ---------------------------------


Core Equity Fund            1.95%                          11.77%
Russell 1000 Index*        20.91%                          23.96%



* The Russell 1000 Index consists of the 1000 largest U.S.-domiciled companies, ranked by market capitalization. An index is a list of stocks. It is not a managed investment portfolio like the Fund. The returns of an index are calculated without taking into account brokerage costs and the other expenses associated with mutual funds and other managed investment portfolios.

UM INTERNATIONAL EQUITY FUND
(THE "INTERNATIONAL EQUITY FUND")

Investment Objective

Capital appreciation

Principal Investment Strategies

The International Equity Fund seeks to achieve its objective by investing in common stocks or other equity securities of issuers of any market capitalization (small-, mid- or large-cap) that are principally traded on any of the stock markets of Europe, Asia, Australia or New Zealand.

Although permitted to invest in equity securities that are principally traded on any of the stock markets listed below, the International Equity Fund will not, under normal market conditions, invest more than 15% of its total assets in issuers whose equity securities are not principally traded on stock markets in countries included in the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index"). As of the date of this Prospectus, the countries included in the MSCI EAFE Index were:


Australia      France         Japan               Singapore
Austria        Germany        Netherlands         Spain
Belgium        Hong Kong      New Zealand         Sweden
Denmark        Ireland        Norway              Switzerland
Finland        Italy          Portugal            United Kingdom


In selecting investment securities for the International Equity Fund, the Fund's sub-adviser, Unibank Securities, Inc. ("Unibank"), focuses on identifying structural changes and understanding the implications of these changes and then identifying investment opportunities that result from these changes.

Under normal market conditions, the Fund will invest substantially all of its assets in equity securities.

Principal Risks

Investing in the International Equity Fund involves risks. The Fund may not perform as well as other investments, and as with all mutual funds, there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include:

o A general decline in the stock markets of Europe, Asia, Australia or New Zealand,

o        Poor performance of individual stocks held by the Fund,

o        Potentially rapid price changes (volatility) of equity securities and

o The risks associated with investment in foreign securities generally, which include fluctuations in the value of the U.S. dollar relative to other countries' currencies, higher volatility than U.S. securities and limited liquidity, risks of unfavorable political and economic developments in foreign countries, and less extensive or reliable information about foreign companies than about U.S. companies.

Fund Performance

Since the Class C shares of the International Equity Fund had less than a full calendar year of performance as of December 31, 1999, this Prospectus shows performance information of the Fund's Institutional Class shares. The bar chart below shows the annual total return of the Fund's Institutional Class shares for the 1999 calendar year. The table following the bar chart compares the average annual total returns of the Fund's Institutional Class shares to the returns of the MSCI EAFE Index. This performance information gives some indication of the risks of an investment in the Fund by comparing the performance of the Fund's Institutional Class shares with a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


Annual Total Return of the Fund's Institutional
Class Shares for the Calendar Year Ended 12/31/99 (1)(2)

[BAR CHART]

                  1999

RETURN           58.94%

(1) Although the Institutional Class shares of the Fund are not offered in this Prospectus, the total return of the Fund's Institutional Class shares is shown because the Fund's Institutional Class shares and Class C shares represent interests in the same portfolio of securities. The annual returns of the two classes differ only to the extent that Class C shares are subject to higher expenses than Institutional Class shares and Class C shares are sold subject to sales charges. If the higher expenses and the sales charges were reflected, returns would be less than those shown.

(2) The unannualized total return of the Fund's Institutional Class shares for the first three quarters of 2000 was (14.24)%.

During the period shown in the bar chart above, the highest quarterly return of the Fund's Institutional Class shares was 37.30% for the quarter ended December 31, 1999 and the lowest quarterly return of the Fund's Institutional Class shares was 2.40% for the quarter ended March 31, 1999.

Average Annual Total Returns of the Fund's
Institutional Class Shares (as of 12/31/99)


                                               Since Commencement of Investment
                              Past One Year    Operations of the Fund (12/30/98)
                              -------------    ---------------------------------
International Equity Fund         58.94%                   58.74%
MSCI EAFE Index*                  25.27%                   25.03%

* The MSCI EAFE Index consists of over 1000 stocks from any of 20 different countries with Japan, United Kingdom, France and Germany being the most heavily weighted. An index is a list of stocks. It is not a managed investment portfolio like the Fund. The returns of an index are calculated without taking into account brokerage costs and the other expenses associated with mutual funds and other managed investment portfolios.

THE FUNDS' FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class C shares of the Funds.


                                                                           Behavioral        REIT         Small Cap
                                                                          Growth Fund        Fund         Value Fund
                                                                          -----------        ----         ----------

                                                                            Class C         Class C        Class C
                                                                            -------         -------        -------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)                                                  2.00%           2.00%           2.00%
   Maximum Sales Charge (Load) Imposed on Purchases
      (as a percentage of offering price)                                    1.00%           1.00%           1.00%
   Maximum Deferred Sales Charge (Load) (as a percentage of net
      amount invested or redemption proceeds, as applicable)(1)              1.00%           1.00%           1.00%
   Maximum Sales Charge (Load) Imposed on Reinvested Dividends               none             none           none
Redemption Fees(2)                                                           none             none           none
Exchange Fees                                                                none             none           none

ANNUAL FUND OPERATING EXPENSES (expenses that are
   deducted from Fund assets)
Management Fees                                                              0.95%           1.05%           1.05%
Distribution and/or Service (12b-1) Fees(3)                                  1.00%           1.00%           1.00%
Other Expenses                                                               0.59%           1.21%           1.20%
Total Annual Fund Operating Expenses                                         2.54%           3.26%           3.25%
Fee Reduction and/or Expense Reimbursement(4)                               (0.24)%         (0.86)%         (0.85)%
Net Expenses(4)                                                              2.30%           2.40%           2.40%

EXAMPLE
This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

This Example assumes that (i) you invest $10,000 in each Fund for the time periods indicated, (ii) your investment has a 5% return each year and (iii) each Fund's operating expenses remain the same. Costs are shown for when you redeem and when you do not redeem your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        Behavioral Growth Fund                REIT Fund                      Small Cap Value Fund
                        ----------------------                ---------                      --------------------
                     Redemption      No Redemption     Redemption     No Redemption      Redemption     No Redemption
                     ----------      -------------     ----------     -------------      ----------     -------------

One Year                $  432          $  331            $  442          $  341            $  442          $  341
Three Years             $  860          $  860            $1,015          $1,015            $1,013          $1,013
Five Years              $1,416          $1,416            $1,712          $1,712            $1,708          $1,708
Ten Years               $2,929          $2,929            $3,565          $3,565            $3,556          $3,556

(1) A contingent deferred sales charge of 1.00% may apply to any Class C share purchase if an investor sells the shares within 18 months. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less. The contingent deferred sales charge does not apply to reinvested distributions. See BUYING SHARES -- CONTINGENT DEFERRED SALES CHARGE below.

(2) Redemptions by wire transfer are subject to a wire fee (currently $5) that is deducted from the redemption proceeds.

(3) 12b-1 fees cause long-term Class C shareholders to pay more than would be permitted if such fees were a front-end sales charge.

(4) Undiscovered Managers, LLC, the Funds' investment adviser, has contractually agreed, through December 31, 2001, to reduce its fees and/or pay the expenses of the Funds' Class C shares in order to limit such class's expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses) to the percentages of net assets shown above, subject to later reimbursement by such Funds in certain circumstances. See THE FUNDS' MANAGEMENT -- FUND EXPENSES below.



                                                                                 Core Equity       International
                                                                                    Fund            Equity Fund
                                                                                 -----------       -------------
                                                                                   Class C            Class C
                                                                                 -----------       -------------
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)                                                         2.00%            2.00%
   Maximum Sales Charge (Load) Imposed on Purchases
      (as a percentage of offering price)                                           1.00%            1.00%
   Maximum Deferred Sales Charge (Load) (as a percentage of net
      amount invested or redemption proceeds, as applicable)(1)                     1.00%            1.00%
   Maximum Sales Charge (Load) Imposed on Reinvested Dividends                      none             none
Redemption Fees(2)                                                                  none             none
Exchange Fees                                                                       none             none

ANNUAL FUND OPERATING EXPENSES (expenses that are
   deducted from Fund assets)
Management Fees                                                                     0.74%            0.95%
Distribution and/or Service (12b-1) Fees(3)                                         1.00%            1.00%
Other Expenses                                                                      5.49%            2.04%
Total Annual Fund Operating Expenses                                                7.23%            3.99%
Fee Reduction and/or Expense Reimbursement(4)                                      (5.24)%          (1.54)%
Net Expenses(4)                                                                     1.99%            2.45%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

This Example assumes that (i) you invest $10,000 in each Fund for the time periods indicated, (ii) your investment has a 5% return each year and (iii) each Fund's operating expenses remain the same. Costs are shown for when you redeem and when you do not redeem your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        Core Equity Fund                International Equity Fund
                 ------------------------------      -------------------------------
                  Redemption      No Redemption       Redemption       No Redemption
                 ------------     -------------      ------------      -------------
One Year         $        402      $        300      $        447      $        346
Three Years      $      1,742      $      1,742      $      1,164      $      1,164
Five Years       $      3,120      $      3,120      $      1,999      $      1,999
Ten Years        $      6,306      $      6,306      $      4,161      $      4,161

(1) A contingent deferred sales charge of 1.00% may apply to any Class C share purchase if an investor sells the shares within 18 months. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less. The contingent deferred sales charge does not apply to reinvested distributions. See BUYING SHARES -- CONTINGENT DEFERRED SALES CHARGE below.

(2) Redemptions by wire transfer are subject to a wire fee (currently $5) that is deducted from the redemption proceeds.

(3) 12b-1 fees cause long-term Class C shareholders to pay more than would be permitted if such fees were a front-end sales charge.

(4) Undiscovered Managers, LLC, the Funds' investment adviser, has contractually agreed, through December 31, 2001, to reduce its fees and/or pay the expenses of the Funds' Class C shares in order to limit such class's expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses) to the percentages of net assets shown above, subject to later reimbursement by such Funds in certain circumstances. See THE FUNDS' MANAGEMENT -- FUND EXPENSES below.

OTHER POLICIES AND ADDITIONAL DISCLOSURE ON RISKS

OTHER POLICIES
ADDITIONAL FUND INVESTMENTS

Each Fund may invest its cash in repurchase agreements and other cash instruments pending investment in equity securities.

PORTFOLIO TURNOVER

The Funds are actively managed and consequently may engage in frequent trading of portfolio securities. High portfolio turnover results in higher brokerage and other expenses, which could reduce Fund performance. High portfolio turnover also may increase the amount of taxes payable by a Fund's shareholders.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

The investment objectives and policies of the Funds can be changed without shareholder approval, except for the policies that are identified in the Funds' Statement of Additional Information (the "SAI") as "fundamental."

MORE ABOUT RISK
COMMON STOCKS AND OTHER EQUITY SECURITIES

The Funds invest mostly in "common stocks." "Common stocks" represent an ownership interest in a company. The Funds can also invest in securities that can be exercised for or converted into common stocks (such as warrants or convertible preferred stock). While offering greater potential for long-term growth, common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Fund may sometimes decrease instead of increase. Each Fund may invest in equity securities of companies with relatively small market capitalization. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See SMALL COMPANIES below. Each Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some over-the-counter securities may be more difficult to sell under some market conditions.

Convertible securities include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The movements in the prices of convertible securities, however, may be smaller than the movements in the value of the underlying equity securities.

SMALL COMPANIES

All of the Funds may invest in companies with relatively small market capitalization, and the Small Cap Value Fund will invest primarily in such companies.

Investments in companies with relatively small capitalization may involve greater risk than is usually associated with stocks of larger companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or market averages in general. The net asset value per share of Funds that invest in companies with smaller capitalization therefore may fluctuate more widely than market averages.

REAL ESTATE INVESTMENT TRUSTS

The REIT Fund will invest primarily in shares of REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. Under the Internal Revenue Code of 1986, as amended (the "Code"), a REIT is not taxed on income it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it generally distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks) because of its policy of concentrating its investments in the real estate industry. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants and changes in interest rates.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit they extend. Further, Equity REITs and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity REITs and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity REITs and Mortgage REITs could fail to qualify for tax-free pass-through of income under the Code. There is also the risk that borrowers under mortgages held by a REIT or lessees of property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition to the foregoing risks, certain "special purpose" REITs in which the Fund may invest may have their assets in specific real estate sectors, such as hotel REITs, nursing home REITs or warehouse REITs, and are therefore subject to the risks associated with adverse developments in these sectors.

FOREIGN SECURITIES

The International Equity Fund will invest primarily in foreign securities. Investments in foreign securities present risks not typically associated with investments in comparable securities of U.S. issuers.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of the International Equity Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because the International Equity Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

In addition, although the International Equity Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

The International Equity Fund's investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not yet highly developed. Special risks associated with these investments (in addition to the risks associated with foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

The International Equity Fund may invest in foreign equity securities either by purchasing such securities directly or by purchasing "depository receipts." Depository receipts are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. Depository receipts can be either "sponsored" or "unsponsored." Sponsored depository receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depository receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored depository receipts.

In determining whether to invest in securities of foreign issuers, Unibank will consider the likely effects of foreign taxes on the net yield available to the International Equity Fund and to its shareholders. Compliance with foreign tax law may reduce the Fund's net income available for distribution to its shareholders.

FOREIGN CURRENCY

Most foreign securities in the International Equity Fund's portfolio will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to the Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of the Fund's portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of the Fund's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of the Fund's assets and liabilities and on the net investment income available for distribution may be favorable or unfavorable.

The International Equity Fund may incur costs in connection with conversions between various currencies. In addition, the Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

CURRENCY HEDGING TRANSACTIONS

The International Equity Fund may, at the discretion of Unibank, engage in foreign currency exchange transactions, in connection with the purchase and sale of portfolio securities, to protect the value of specific portfolio positions or in anticipation of changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. Currency hedging transactions may include forward contracts (contracts with another party to buy or sell a currency at a specified price on a specified date), futures contracts (which are similar to forward contracts but are traded on an exchange) and options to buy or sell currencies and currency futures contracts. For more information on foreign currency hedging transactions, see the SAI. Unibank expects to engage in currency hedging transactions only under unusual circumstances. Therefore, investors in the International Equity Fund will ordinarily be exposed to the risks associated with fluctuations in the value of the U.S. dollar relative to the currencies in which the Fund's portfolio securities trade.

THE FUNDS' MANAGEMENT

INVESTMENT ADVISER

The Funds are advised by Undiscovered Managers, LLC ("Undiscovered Managers"), 700 North Pearl Street, Dallas, Texas 75201. Undiscovered Managers was organized in 1997 and has responsibility for the management of the Funds' affairs, under the supervision of Undiscovered Managers Funds' Board of Trustees. Each Fund's investment portfolio is managed on a day-to-day basis by that Fund's sub-adviser, under the general oversight of Undiscovered Managers and the Board of Trustees. Undiscovered Managers monitors and evaluates each sub-adviser to help assure that the sub-adviser is managing its Fund consistently with the Fund's investment objective and restrictions and applicable laws and guidelines. Undiscovered Managers does not, however, determine what investments will be purchased or sold for a Fund.

During the fiscal year ended August 31, 2000, each Fund paid to Undiscovered Managers a management fee at the following annual percentage rates of such Fund's average daily net assets, subject to the fee deferral arrangements described below:


                               FUND                                          FEE RATE
                               ----                                          --------
                      Behavioral Growth Fund                                    0.95%
                      REIT Fund                                                 1.05%
                      Small Cap Value Fund                                      1.05%
                      Core Equity Fund                                          0.74%
                      International Equity Fund                                 0.95%


SUB-ADVISERS AND PORTFOLIO MANAGERS

FULLER & THALER, formerly known as RJF Asset Management, Inc., is the sub-adviser to the BEHAVIORAL GROWTH FUND. As sub-adviser, Fuller & Thaler provides day-to-day management of the Fund's portfolio. Fuller & Thaler, 411 Borel Avenue, Suite 402, San Mateo, California 94402, was founded in 1993, and currently serves as an investment adviser to pension and profit sharing plans, academic institutions and other institutional investors.

Russell J. Fuller, Frederick W. Stanske, Mark Moon and Brendan S. MacMillan have day-to-day responsibility for managing the portfolio of the Behavioral Growth Fund. Mr. Fuller founded Fuller & Thaler and has served as its President since 1993. He was a Vice President of Strategic Development of Concord Capital Management from 1990 to 1993, and a Professor of Finance and Chair of the Department of Finance at Washington State University from 1984 to 1990. Mr. Stanske joined Fuller & Thaler in 1996 as a Vice President and Portfolio Manager and became a Senior Vice President and Portfolio Manager in 1997. Prior to joining Fuller & Thaler, Mr. Stanske was employed as a Securities Analyst at Farmers Insurance Group from 1987 to 1989 and as a Vice President and Research Analyst at Fisher Investments from 1989 to 1996. Mr. Moon joined Fuller & Thaler in January, 1999 as a Vice President and Portfolio Manager. Prior to joining Fuller & Thaler, Mr. Moon was employed as Chief Investment Officer at Heidt Capital Group, LLC from 1995 to 1998 and as Assistant Treasurer at Amgen Inc. from 1989 to 1995. Mr. MacMillan joined Fuller & Thaler in April, 1999 as a Vice President and Portfolio Manager. Prior to joining Fuller & Thaler, Mr. MacMillan was a Senior Equity Analyst and Director of Research at Insight Capital Research & Management, Inc. from 1995 to 1999.

BAY ISLE is the sub-adviser to the REIT FUND. As sub-adviser, Bay Isle provides day-to-day management of the Fund's portfolio. Bay Isle, 160 Sansome Street, San Francisco, California 94104, was founded in 1986, and serves as an investment adviser to pension and profit sharing plans, trusts, charitable organizations, and other institutional and private investors.

William F.K. Schaff and Ralph L. Block have day-to-day responsibility for managing the REIT Fund's portfolio. Mr. Schaff has served as a portfolio manager and Chief Investment Officer of Bay Isle since 1989. Mr. Block has nearly 30 years' experience investing in REITs and is the author of a recent book on REIT investing, The Essential REIT. Mr. Block is Bay Isle's chief REIT analyst and has served as a REIT analyst for Bay Isle since 1993. Mr. Block was also a Partner of the law firm of Graven Perry Block Brody & Qualls from 1969 to 1995.

KAPLAN ASSOCIATES is the sub-adviser to the SMALL CAP VALUE FUND. As sub-adviser, Kaplan Associates provides day-to-day management of the Fund's portfolio. Kaplan Associates, 222 Berkeley Street, Suite 2010, Boston, Massachusetts 02116, is the successor firm to J.L. Kaplan Associates, an investment advisory firm founded in 1976. Kaplan Associates serves as an investment adviser to pension and profit sharing plans, trusts, charitable organizations and other institutional and private investors.

James L. Kaplan and Paul Weisman have day-to-day responsibility for managing the Small Cap Value Fund's portfolio. Mr. Kaplan has been the principal of Kaplan Associates and its predecessor since founding the firm in 1976. From 1972 to 1984, he was Associate Professor of Mathematics at Boston University. Mr. Weisman has been a portfolio manager at the firm since 1986. From 1984 to 1986, Mr. Weisman was an investment analyst at Delphi Management, Inc.

WAITE is the sub-adviser to the CORE EQUITY FUND. As sub-adviser, Waite provides day-to-day management of the Fund's portfolio. Waite, 350 South Grand Avenue, Los Angeles, California 90017, is the successor firm to Waite & Associates, the successor firm to Waite & Correnti, an investment advisory firm founded in 1978. Waite serves as an investment adviser to institutional and private investors.

Leslie A. Waite and Diana L. Calhoun have day-to-day responsibility for managing the Core Equity Fund's portfolio. Mr. Waite founded Waite & Correnti in 1978 and has served since then as President and Chief Investment Officer, first of that firm, then of Waite & Associates and now of Waite & Associates, L.L.C. Ms. Calhoun joined the firm in 1981 and holds the positions of Managing Director and Senior Portfolio Manager. Ms. Calhoun held the position of Senior Vice President of Trading from 1981 until becoming a Managing Director in 1997, and has been a Senior Portfolio Manager since 1992.

UNIBANK is the sub-adviser to the INTERNATIONAL EQUITY FUND. As sub-adviser, Unibank provides day-to-day management of the Fund's portfolio. Unibank, 13-15 West 54th Street, New York, New York 10019, was founded in 1994. Unibank or its affiliate, Unibank A/S, currently serves as an investment adviser to pension and profit sharing plans, trusts and other institutional and private investors.

Investment decisions for the International Equity Fund's portfolio are made by an investment team.

During the fiscal year ended August 31, 2000, Undiscovered Managers paid to the sub-adviser of each Fund, a sub-advisory fee at the following annual percentage rates of such Fund's average daily net assets:


                  FUND                      SUB-ADVISER              FEE RATE
                  ----                      -----------              --------
         Behavioral Growth Fund             Fuller & Thaler           0.59%
         REIT Fund                          Bay Isle                  0.70%
         Small Cap Value Fund               Kaplan Associates         0.70%
         Core Equity Fund                   Waite                     0.40%
         International Equity Fund          Unibank                   0.60%

FUND EXPENSES

Undiscovered Managers has contractually agreed to reduce its management fees and pay the expenses of each Fund's Class C shares in order to limit such class's expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses) to the following annual percentage rate of the average daily net assets of such class, subject to the obligation of a Fund to repay Undiscovered Managers such deferred fees and expenses in future years, if any, when such Fund's Class C expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses) fall below the stated percentage rate, but only to the extent that such repayment would not cause such Fund's Class C expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses) in any such future year to exceed the stated percentage rate, and provided that such Fund is not obligated to repay any such deferred fees and expenses more than three years after the end of the fiscal year in which they were incurred (for expenses incurred before December 28, 1999, the Funds' repayment obligation extended until two years after the end of the fiscal year in which the expenses were incurred): 1.99% for the Core Equity Fund; 2.30% for the Behavioral Growth Fund; 2.40% for the REIT Fund and the Small Cap Value Fund; and 2.45% for the International Equity Fund. These agreements have terms running through December 31, 2001 and are renewable from year to year thereafter.

OTHER ARRANGEMENTS

Undiscovered Managers Funds has applied for an exemptive order from the Securities and Exchange Commission to permit Undiscovered Managers, subject to the approval of Undiscovered Managers Funds' Board of Trustees and certain other conditions, to enter into sub-advisory agreements with sub-advisers other than the current sub-adviser of any Fund or of any other investment portfolio of Undiscovered Managers Funds without obtaining shareholder approval. The exemptive request also seeks to permit the terms of an existing sub-advisory agreement to be changed or the employment of an existing sub-adviser to be continued without shareholder approval after events that would otherwise cause an automatic termination of a sub-advisory agreement if such changes or continuation are approved by Undiscovered Managers Funds' Board of Trustees. There is no assurance that the Securities and Exchange Commission will issue the exemptive order. This Prospectus would be revised and shareholders notified if the sub-adviser of any Fund is changed.

                                 Your Investment

CLASS C SHARES

The Funds' Class C shares are offered with a 1.00% front-end sales charge, a 1.00% contingent deferred sales charge and a 1.00% 12b-1 fee. See BUYING SHARES -- SALES CHARGE, BUYING SHARES -- CONTINGENT DEFERRED SALES CHARGE and RULE 12B-1 FEES below. All of the Funds also offer Institutional Class shares and certain of the Funds offer Investor Class shares. For a description of such shares, see ADDITIONAL INFORMATION below.

HOW SHARES ARE PRICED

The price of a Fund's shares is based on its net asset value ("NAV"). For a Fund, the NAV per share of a class equals the total value of the assets allocable to the class, minus the class's liabilities, divided by the number of the class's outstanding shares.

Excluding any transaction-based or other fees charged by your broker-dealer, the price you will pay (the "offering price") to buy Class C shares of a Fund is the NAV of such class of shares next calculated after your order is received by the Funds' transfer or other agent or sub-agent with complete information and meeting all of the requirements discussed in this Prospectus, plus any applicable sales charge. See BUYING SHARES -- SALES CHARGE below. Excluding any transaction-based or other fees charged by your broker-dealer, the amount you will receive when you sell Class C shares of a Fund is the NAV of such class of shares next calculated after your order is received by the Funds' transfer or other agent or sub-agent with complete information and meeting all of the requirements discussed in this Prospectus, minus any applicable contingent deferred sales charge. See SELLING SHARES -- CONTINGENT DEFERRED SALES CHARGE below.

A Fund's NAV is determined each day the New York Stock Exchange ("NYSE") is open for regular business, at the earlier of 4:00 p.m. Eastern Time or the close of regular trading on the NYSE. The NYSE is closed on weekends and national holidays.

If the Funds' transfer or other agent or sub-agent receives your buy or sell request in good order before the close of regular trading on the NYSE, you will pay or receive that day's NAV. If the Funds' transfer or other agent or sub-agent receives your buy or sell request in good order after the close of regular trading on the NYSE, you will pay or receive the next day's NAV.

The Funds' securities for which market quotations are readily available are valued at market value. Other securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are taken at fair value. With regard to the International Equity Fund, because foreign markets may be open at different times than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments will be valued at their fair value.

BUYING SHARES

An investor may make an initial purchase of Class C shares of any Fund by submitting a completed application form and payment to:

  Undiscovered Managers Funds
  4400 Computer Drive
  P.O. Box 5181
  Westborough, MA 01581-5181

The minimum initial investment in any Fund is $250,000 in that Fund. A minimum investment of $10,000 applies to the Trustees of Undiscovered Managers Funds, investment advisory clients of the sub-advisers (and their directors, officers and employees) of the investment portfolios of Undiscovered Managers Funds, and employees of Undiscovered Managers and the parents, spouses and children of the foregoing. The minimum investment may be waived by Undiscovered Managers in its sole discretion and will be waived for you if you are a new shareholder in Undiscovered Managers Funds and you initially invest less than $250,000 but sign a letter of intent stating your intention to bring your balance to $250,000 within six months after your initial purchase. If you purchase shares through a financial intermediary and hold such shares through an omnibus account with that financial intermediary, the minimum initial investment applies to the omnibus account and not to you individually. Undiscovered Managers reserves the right to redeem your account at net asset value if you have signed a letter of intent but fail to meet the minimum investment within the specified time or to waive any minimum investment in its sole discretion. Subsequent investments must be at least $50,000.

You may purchase shares of any Fund (i) with cash, (ii) by exchanging securities on deposit with a custodian acceptable to Undiscovered Managers or (iii) with any combination of such securities and cash. If you would like to purchase shares of a Fund in exchange for securities please call 1-888-242-3514 for additional information on the terms and conditions in order to do so.

All purchases made by check should be in U.S. dollars and made payable to Undiscovered Managers Funds. Third party checks will not be accepted. When you make a purchase by check, redemption proceeds will not be sent to you until the check paying for the investment has cleared, which may take up to 15 calendar days.

Upon acceptance of your order, the Funds' transfer agent opens an account, applies the payment, less any sales charge, to the purchase of full and fractional Fund shares and mails to you a statement of account confirming the transaction. See SALES CHARGE below.

After an account has been established, you may send subsequent investments at any time directly to the Funds at the above address. The remittance must be accompanied by either the account identification slip detached from a statement of account or a note containing sufficient information to identify the account, i.e., the Fund name and your account number or your name and social security number.

Initial and subsequent investments can also be made by federal funds wire. You should instruct your bank to wire federal funds to Boston Safe Deposit & Trust Company, ABA #011001234. The text of the wire should read as follows:

  Boston Safe Deposit & Trust Company
  ABA #011001234
  Account #145483
  FBO: Shareholder Name and Account Number
  FOR: Undiscovered Managers Funds

A bank may charge a fee for transmitting funds by wire.

Each Fund and the Funds' distributor reserve the right to reject any purchase order, including orders in connection with exchanges, for any reason which the Fund or the distributor in its sole discretion deems appropriate. Although the Funds do not presently anticipate that they will do so, each Fund reserves the right to suspend or change the terms of the offering of its shares.

The Funds' distributor may accept telephone orders from broker-dealers, and other intermediaries designated by such broker-dealers, who have been previously approved by the distributor. A Fund will be deemed to have received a purchase order when an approved broker-dealer or its authorized designee accepts such order. It is the responsibility of such broker-dealers to promptly forward purchase or redemption orders to the distributor. In addition to the front-end and contingent deferred sales charges imposed by the Funds' distributor, broker-dealers may charge you a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealers and not remitted to the Funds.

SALES CHARGE

Class C shares of the Funds are offered at net asset value plus a 1.00% front-end sales charge. On each purchase, the net asset value is invested in the applicable Fund, and the sales charge is paid to the Funds' distributor. The Funds' distributor reallows the whole sales charge to the investment dealer who initiates and is responsible for the share purchase. In addition, at the time of sale, the Funds' distributor pays to the investment dealer an additional 1.00% of the purchase price. The additional 1.00% is paid by the Fund's distributor and not by the Funds or their shareholders.

Investment dealers who receive the additional 1.00% of the purchase price from the Fund's distributor will be eligible to receive the fee under the Class C Service and Distribution Plan associated with the purchase starting in the thirteenth calendar month after such purchase. No sales charge will be assessed on reinvested distributions into Class C shares or on exchanges from one Fund to another Fund.


                                       Total Sales Charge as a % of
                                       -----------------------------                    Amount Paid to Dealer as a
Amount of Purchase               Offering Price           Net Amount Invested           % of Public Offering Price
------------------               --------------           -------------------           --------------------------

All Amounts*                           1.00%                     1.01%                              1.00%

---------

* A Contingent Deferred Sales Charge of 1.00% may apply to any Class C share purchase. See CONTINGENT DEFERRED SALES CHARGE below.

CONTINGENT DEFERRED SALES CHARGE

For any Class C share purchase, a contingent deferred sales charge may apply if an investor sells the shares within 18 months after purchase. The contingent deferred sales charge is 1.00% of the value of the shares sold or the net asset value of such shares at the time of purchase, whichever is less, which means that the maximum amount of the contingent deferred sales charge on a Class C share will never be greater than 0.99% of the offering price of such share at the time of its purchase. The contingent deferred sales charge is paid to the Funds' distributor. If an investor redeems any Class C shares in a Fund, the Fund will first redeem any shares in the investor's account that are not subject to the contingent deferred sales charge. If there are not enough of these shares to meet the investor's request, the Fund will redeem shares subject to the charge in the order they were purchased. Unless otherwise specified, when an investor requests to sell a stated dollar amount in a Fund, the Fund will redeem additional shares to cover any contingent deferred sales charge. For requests to sell a stated number of shares in a Fund, the Fund will deduct the amount of the contingent deferred sales charge, if any, from the sale proceeds.

No contingent deferred sales charge will be assessed on reinvested distributions, redemptions by a Fund when an account falls below the minimum required account size, redemptions following the death of the shareholder or beneficial owner, distributions from IRAs due to death or disability or returns of excess contributions (and earnings, if applicable) from retirement plan accounts. An exchange of Class C shares from one Fund to another Fund is not considered a redemption or a purchase for purposes of the contingent deferred sales charge. If a shareholder exchanges Class C shares of a Fund for Class C shares of another Fund, the 18-month holding period for purposes of the contingent deferred sales charge will continue to run after the exchange.

GENERAL SHAREHOLDER SERVICES

The Funds offer the following shareholder services, which are more fully described in the SAI. Explanations and forms are available from the Funds. Telephone redemption and exchange privileges will be established automatically when you open an account unless you elect on the application to decline the privileges. Other privileges must be specifically elected. A medallion signature guarantee may be required to establish these privileges after an account is opened.

FREE EXCHANGE PRIVILEGE

You may exchange Class C shares of any Fund for Class C shares of any other Fund. No front-end or contingent deferred sales charges will be imposed on any such exchange. You may not exchange Class C shares for Institutional Class shares or Investor Class shares. You may make an exchange by written instructions or by telephone (unless you have elected on the application to decline telephone exchange privileges). The exchange privilege should not be viewed as a means for taking advantage of short-term swings in the market, and the Funds reserve the right to terminate or limit the privilege of any shareholder who makes more than four exchanges in any calendar year. An exchange of shares of one Fund for shares of another Fund will generally be treated as a sale of the exchanged shares for federal income tax purposes. The Funds may terminate or change the terms of the exchange privilege at any time, upon 60 days' notice to shareholders.

RETIREMENT PLANS

The Funds' Class C shares may be purchased by all types of tax-deferred retirement plans. The Funds' distributor makes available retirement plan forms for IRAs.

SYSTEMATIC WITHDRAWAL PLAN

If the value of your account is at least $25,000, you may have periodic cash withdrawals automatically paid to you or any person designated by you.

AUTOMATIC INVESTMENT PLAN

Voluntary monthly investments of at least $1,000 may be made automatically by pre-authorized withdrawals from your checking account.

SELLING SHARES

You can redeem shares of any Fund by sending a written request to:

                         PFPC Inc.
                         4400 Computer Drive
                         P.O. Box 5181
                         Westborough, MA 01581-5181
                         Attn: Undiscovered Managers Funds

As described below, you may also redeem your shares in any Fund by calling Undiscovered Managers at 1-800-667-1224. Proceeds resulting from a written or telephonic redemption request can be wired to your bank account or sent by check in your name(s) (if multiple registered owners) to your record address(es).

Your written request must include the name of the Fund, the class of shares, the account number, the exact name(s) in which the shares are registered, and the number of shares or the dollar amount to be redeemed. All owners of the shares must sign the request in the exact names in which the shares are registered (this appears on your confirmation statement) and should indicate any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity). If you request that redemption proceeds be wired to your bank account you must provide specific wire instructions.

If (1) you are redeeming shares worth more than $50,000, (2) you are requesting that the proceeds check be made out to someone other than you (as the registered owner) or be sent to an address other than the record address, (3) the account registration has changed within the last 30 days or (4) you are providing instructions to wire the proceeds to a bank account not designated on the application, you must have your signature guaranteed by a medallion signature guarantor. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Before submitting the redemption request, you should verify with the guarantor institution that it is a medallion guarantor. Signature guarantees by notaries public are not acceptable.

When you telephone a redemption request, the proceeds are wired to the bank account previously chosen by you. A wire fee (currently $5) will be deducted from the proceeds.

If you decide to change the bank account to which proceeds are to be wired, you must send in this change on the Service Options Form with a medallion signature guarantee. Telephonic redemptions may only be made if your bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. Unless you indicate otherwise on the account application, Undiscovered Managers will be authorized to act upon redemption and exchange instructions received by telephone from you or any person claiming to act as your representative who can provide Undiscovered Managers with your account registration and address as it appears on the records of Undiscovered Managers Funds. Undiscovered Managers will employ these or other reasonable procedures to confirm that instructions communicated by telephone are genuine. Undiscovered Managers Funds, the Funds' transfer agent, the

Funds' distributor, Undiscovered Managers and the sub-advisers will not be liable for any losses due to unauthorized or fraudulent instructions if these or other reasonable procedures are followed, but may be liable for any losses due to unauthorized or fraudulent instructions in the event reasonable procedures are not followed. For further information, consult Undiscovered Managers. In times of heavy market activity, if you encounter difficulty in placing a redemption or exchange order by telephone, you may wish to place the order by mail as described above.

Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request, if the request is in good order. Telephonic redemption proceeds will normally be wired to your bank on the first business day following receipt of a proper redemption request. If you purchased shares by check and the check was deposited less than 15 calendar days prior to the redemption request, the Fund may withhold redemption proceeds until the check has cleared.

Each Fund will normally redeem your shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind if the Board of Trustees of Undiscovered Managers Funds determines it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, you will normally incur brokerage commissions upon subsequent disposition of any such securities. However, Undiscovered Managers Funds is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of Undiscovered Managers Funds at the beginning of such period.

If the balance in your account with a Fund is less than a minimum amount set by the Board of Trustees of Undiscovered Managers Funds from time to time (currently $250,000 for all accounts), that Fund may close the account and send the proceeds to you. If you are affected by this policy, you will be notified of the Fund's intention to close the account and will have 60 days immediately following the notice to bring the account up to the minimum. The minimum does not apply to automatic investment plans or accounts that have fallen below the minimum solely because of fluctuations in a Fund's net asset value per share.

Undiscovered Managers Funds may suspend the right of redemption and may postpone payment for more than seven days when the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission when trading on the NYSE is restricted or during an emergency which makes it impracticable for a Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the Securities and Exchange Commission for the protection of investors.


                       Dividends, Distributions and Taxes

The Funds declare and pay their net investment income to shareholders as dividends annually. Each Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions are normally made annually, but may, to the extent permitted by law, be made more frequently as deemed advisable by the Board of Trustees of Undiscovered Managers Funds. The Board of Trustees may change the frequency with which the Funds declare or pay dividends.

Dividends and capital gain distributions will automatically be reinvested in additional shares of the same Fund on the record date unless an investor has elected to receive cash.

Each Fund intends to qualify as a regulated investment company under the Code. As a regulated invest-ment company, and provided that the Fund distributes substantially all its net investment income to its shareholders, the Fund itself will not pay any federal income tax on its distributed income and gains.

Income dividends and short-term capital gain distributions are taxable as ordinary income. Long-term capital gain distributions from all Funds are taxable as long-term capital gains regardless of how long an investor has owned shares of a Fund. Distributions are taxable to a shareholder of a Fund even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus were included in the price paid by the shareholder). Distributions are taxable as described above regardless of whether they are distributed in cash or additional shares.

Certain designated dividends from the Funds are expected to be eligible for the dividends-received deduction for corporate shareholders (subject to a holding period requirement). However, any distributions received by a Fund from REITs will not qualify for the dividends-received deduction. A Fund's investment in REIT securities may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investment in REIT securities also may result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

The Funds' transfer agent will send each investor and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions paid to the investor during the preceding year.

The International Equity Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the International Equity Fund's investment in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Any gain resulting from the redemption, sale or exchange of shares of a Fund will generally be subject to tax.

NOTE: The foregoing summarizes certain tax consequences of investing in the Funds for shareholders who are U.S. citizens or corporations. Before investing, an investor should consult his or her own tax adviser for more information concerning the federal, state, local and foreign tax consequences of investing in, redeeming or exchanging Fund shares.

                                 Rule 12b-1 Fees

Under a Service and Distribution Plan relating to Class C shares adopted by Undiscovered Managers Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940, Undiscovered Managers Funds may pay fees as compensation for any or all of the following: (i) engaging in activities or bearing expenses primarily intended to result in the sale of Class C shares and (ii) providing additional personal services to Class C shareholders and/or for the maintenance of Class C shareholder accounts. On an annual basis, the aggregate amount of fees under such plan with respect to each Fund will not exceed 1.00% of the Fund's average daily net assets attributable to its Class C shares. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                             Additional Information

Currently, each Fund has three classes of shares--Institutional Class shares, Investor Class shares and Class C shares - except for the Core Equity Fund which has only two classes of shares - Institutional Class shares and Class C shares. Certain other investment portfolios of Undiscovered Managers Funds have only Institutional Class shares, and certain other investment portfolios of Undiscovered Managers Funds have only Institutional Class shares and Investor Class shares. Institutional Class shares and Investor Class shares are offered in separate prospectuses. Institutional Class shares and Investor Class shares are identical to Class C shares, except that (i) Class C shares are subject to certain front-end and contingent deferred sales charges, (ii) Institutional Class shares bear no 12b-1 fees, (iii) Investor Class shares bear lower 12b-1 fees than Class C shares and (iv) Investor Class shares and Class C shares have separate voting rights in certain circumstances. Since a Fund's Institutional Class shares bear no such 12b-1 fees and a Fund's Investor Class shares, if any, bear lower 12b-1 fees than Class C shares, Institutional Class shares and Investor Class shares of a Fund are expected to have a higher total return than Class C shares of such Fund. None of the classes of shares of any Fund have conversion rights into or may be exchanged for any other classes of shares of any Fund or any other investment portfolio of Undiscovered Managers Funds.

                              Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each Fund's Class C shares since the commencement of such class's investment operations. Certain information reflects financial results for a single Class C share of a Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund's Class C shares (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Trust's financial statements, are included in the Trust's Annual Report to Shareholders, which is available upon request.


                                                        Behavioral                         REIT
                                                       Growth Fund                         Fund
                                             -----------------------------      -----------------------------
                                                       C Class(1)                       C Class(2)
                                             -----------------------------      -----------------------------
                                              Year ended      Period ended      Year ended       Period ended
                                              August 31,        August 31,       August 31,       August 31,
                                                 2000             1999             2000               1999
NET ASSET VALUE, BEGINNING OF PERIOD         $      21.28     $      19.44      $      11.17     $      11.19
Income from Investment Operations:
   Net investment income (loss)                     (0.58)           (0.07)             0.42             0.04
   Net realized and unrealized gain (loss)
   on investments                                    9.28             1.91              1.23            (0.06)
                                             ------------     ------------      ------------     ------------
   Total Income (Loss) from Investment
   Operations                                        8.70             1.84              1.65            (0.02)
                                             ------------     ------------      ------------     ------------
Less Distributions:
   Dividends from net investment income              0.00             0.00             (0.47)            0.00
   Distributions from capital gains                  0.00             0.00              0.00             0.00
                                             ------------     ------------      ------------     ------------
   Total Distributions                               0.00             0.00             (0.47)            0.00
                                             ------------     ------------      ------------     ------------
Net increase (decrease) in net asset value           8.70             1.84              1.18            (0.02)
                                             ------------     ------------      ------------     ------------
NET ASSET VALUE, END OF PERIOD               $      29.98     $      21.28      $      12.35     $      11.17
                                             ============     ============      ============     ============

TOTAL RETURN**                                      40.77%            9.52%            16.06%           (0.18)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s)          $      2,680     $        185      $        375     $         20
Ratios to average net assets (+):
   Net investment income (loss) including
   reimbursement                                    (1.98)%          (1.66)%*           3.71%            4.57%*
   Operating expenses including reimbursement        2.30%            2.25%*            2.40%            2.21%*
Portfolio turnover rate**                              90%              72%               64%              67%
+  The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the
Investment Adviser, or both.
     Had such actions not been taken, the ratios would have been as follows:
Net investment income (loss)                        (2.22)%          (2.62)%*           2.85%            3.68%*
Operating expenses                                   2.54%            3.21%*            3.26%            3.10%*

---------

*      Annualized

**     For periods less than one year, percentages are not annualized.

(1)    The Fund's C Class commenced investment operations on June 21, 1999.

(2)    The Fund's C Class commenced investment operations August 3, 1999.

Per share data is calculated based upon the average shares outstanding during the period.


                                                        Small Cap                          Core                    International
                                                        Value Fund                      Equity Fund                 Equity Fund
                                             -----------------------------      -----------------------------      -------------
                                                       C Class(1)                       C Class(2)                   C Class(3)
                                             -----------------------------      -----------------------------      -------------
                                               Year ended     Period ended       Year ended      Period ended       Period ended
                                               August 31,       August 31,       August 31,       August 31,         August 31,
                                                  2000            1999             2000             1999                2000
NET ASSET VALUE, BEGINNING OF PERIOD         $      13.51     $      13.86      $      15.21     $      15.31       $      14.21
Income from Investment Operations:
   Net investment income (loss)                     (0.17)           (0.03)             0.06             0.00(A)           (0.14)
   Net realized and unrealized gain (loss)
   on investments                                    1.62            (0.32)            (0.51)           (0.10)              3.89
                                             ------------     ------------      ------------     ------------       ------------
   Total Income (Loss) from Investment
   Operations                                        1.45            (0.35)            (0.45)           (0.10)              3.75
                                             ------------     ------------      ------------     ------------       ------------
Less Distributions:
   Dividends from net investment income              0.00             0.00             (0.10)            0.00              (0.25)
   Distributions from capital gains                 (0.18)            0.00              0.00             0.00               0.00
                                             ------------     ------------      ------------     ------------       ------------
   Total Distributions                              (0.18)            0.00             (0.10)            0.00              (0.25)
                                             ------------     ------------      ------------     ------------       ------------
Net increase (decrease) in net asset value           1.27            (0.35)            (0.55)           (0.10)              3.50

NET ASSET VALUE, END OF PERIOD               $      14.78     $      13.51      $      14.66     $      15.21       $      17.71
                                             ============     ============      ============     ============       ============

TOTAL RETURN**                                      10.91%           (2.53)%           (3.58)%          (0.65)%            26.40%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000s)          $        420     $        117      $         59     $          5       $        121
Ratios to average net assets (+):
   Net investment income (loss) including
   reimbursement                                    (1.23)%          (0.97)%*           0.42%           (0.88)%*           (0.83)%*
   Operating expenses including reimbursement        2.40%            2.31%*            1.99%            1.99%*             2.45%*
Portfolio turnover rate**                              58%              56%               34%              15%                24%
+  The operating expenses may reflect a reduction of the adviser fee, an allocation of expenses to the Investment Adviser, or both.  Had such actions not been taken, the ratios would have been as follows:
Net investment income (loss)                        (2.08)%          (2.19)%*          (4.82)%          (1.84)%*           (2.37)%*
Operating expenses                                   3.25%            3.53%*            7.23%            2.95%*             3.99%*

----------

*      Annualized

**     For periods less than one year, percentages are not annualized.

(1)    The Fund's C Class commenced investment operations on June 21, 1999.

(2)    The Fund's C Class commenced investment operations on August 31, 1999.

(3)    The Fund's C Class commenced investment operations on September 28, 1999.

(A)    Represents less than $0.005 per share.

Per share data is calculated based upon the average shares outstanding during the period.

                            Intentionally Left Blank

                            Intentionally Left Blank

                            Intentionally Left Blank

                  Where to Get More Information About the Funds

To find out more information about Undiscovered Managers Funds, ask for a free copy of the following:

STATEMENT OF ADDITIONAL INFORMATION

The SAI provides more information about the Funds. It is filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORT

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' most recent annual report to shareholders, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. The auditor's report and financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means that they are legally part of this Prospectus.

The SAI and the Funds' annual and semi-annual reports to shareholders are available, without charge, upon request. To obtain free copies of the SAI, the Funds' annual and semi-annual reports to shareholders, request other information and discuss your questions about any of the Funds, you may call toll free 1-888-242-3514 or write to:

                  Undiscovered Managers Funds
                  Plaza of the Americas
                  700 North Pearl Street, Suite 1700
                  Dallas, Texas 75201

You may also view or download this Prospectus, the SAI and other information about the Funds on our Internet site at http://www.undiscoveredmanagers.com.

You can also review and copy the SAI and other information about the Funds at the Securities and Exchange Commission Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operations of the Public Reference Room. Reports and other information about the Funds are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

                                    (Undiscovered Managers Funds' SEC Investment
                                            Company Act file number is 811-8437)

                          [UNDISCOVERED MANAGERS LOGO]


                       STATEMENT OF ADDITIONAL INFORMATION

                                December 28, 2000


                                       for

                  UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND
                   UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND
                UNDISCOVERED MANAGERS BEHAVIORAL LONG/SHORT FUND
                  UNDISCOVERED MANAGERS SPECIAL SMALL CAP FUND
                         UNDISCOVERED MANAGERS REIT FUND
                   UNDISCOVERED MANAGERS SMALL CAP VALUE FUND
                     UNDISCOVERED MANAGERS HIDDEN VALUE FUND
                     UNDISCOVERED MANAGERS CORE EQUITY FUND
                            UM SMALL CAP GROWTH FUND
                          UM INTERNATIONAL EQUITY FUND
                     UM INTERNATIONAL SMALL CAP EQUITY FUND

                                Each a Series of

                           UNDISCOVERED MANAGERS FUNDS


This Statement of Additional Information ("SAI") is not a prospectus but contains information that may be useful to investors that is not included in the relevant Prospectus. This SAI relates to the Undiscovered Managers Funds' Institutional Class Prospectus dated December 28, 2000, the Undiscovered Managers Funds' Investor Class Prospectus dated December 28, 2000 and the Undiscovered Managers Funds' Class C Prospectus dated December 28, 2000, of the series of Undiscovered Managers Funds listed above (the "Funds" and each a "Fund"), and is only authorized for distribution when accompanied or preceded by the relevant Prospectus. If a Fund offers shares in more than one Prospectus, each reference to the "Prospectus" in this SAI shall include all of such Fund's prospectuses unless otherwise noted. This SAI should be read together with the applicable Prospectus. A free copy of the applicable Prospectus may be obtained by calling 1-888-242-3514 or by sending a request to Undiscovered Managers Funds, Plaza of the Americas, 700 North Pearl Street, Suite 1700, Dallas, Texas 75201.

Certain disclosure has been incorporated by reference from the Funds' annual report to shareholders. The Funds' annual report to shareholders may be obtained, without charge, by calling 1-888-242-3514.

                                TABLE OF CONTENTS

Organization and Classification..............................................3
Investment Objectives, Policies and Restrictions.............................3
Additional Description of Investments, Investment Practices and Risks........6
Management of the Trust.....................................................10
Ownership of Shares of the Funds............................................13
Investment Advisory and Other Services......................................25
Portfolio Transactions and Brokerage........................................31
Description of the Trust....................................................33
Additional Purchase and Redemption Information..............................36
Net Asset Value.............................................................39
Income Dividends, Capital Gain Distributions and Tax Status.................40
Calculation of Total Return.................................................43
Performance Comparisons.....................................................44
Financial Statements........................................................47
Appendix A--Publications That May Contain Fund Information.................A-1
Appendix B--Advertising and Promotional Literature.........................B-1

                         ORGANIZATION AND CLASSIFICATION

Undiscovered Managers Funds (the "Trust") is an open-end management investment company organized under the laws of Massachusetts as a Massachusetts business trust by an Agreement and Declaration of Trust dated September 29, 1997 (as amended, the "Declaration of Trust"). Each Fund is a series of the Trust. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. The Trustees of the Trust may, without shareholder approval, divide the shares of any series into multiple classes of shares having such preferences and special or relative rights and privileges as the Trustees of the Trust determine. Each Fund is a series of the Trust.

Each Fund is a "diversified" fund, as defined in the Investment Company Act of 1940 (the "1940 Act"), except for Undiscovered Managers REIT Fund (the "REIT Fund") and Undiscovered Managers Special Small Cap Fund (the "Special Small Cap Fund"), which are "non-diversified." With respect to 75% of its assets, a diversified fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities) while the remaining 25% of its total assets are not subject to such restriction. A non-diversified fund is restricted with respect to 50% of its total assets from investing more than 5% of its total assets in the securities of any one issuer (except U.S. government securities), and with respect to the remaining 50% of its total assets, it is restricted from investing more than 25% of its total assets in the securities of any one issuer. A non-diversified fund may invest a greater percentage of its total assets in securities of individual issuers, or may invest in a smaller number of different issuers, than a diversified fund. Accordingly, a non-diversified fund is more susceptible to risks associated with particular issuers than a diversified fund.


                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The investment objective and policies of each Fund are summarized in the Prospectus under "The Funds." The investment policies of each Fund set forth in the Prospectus and in this SAI may be changed by the Fund's adviser, subject to review and approval by the Trust's Board of Trustees, without shareholder approval except that any Fund policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund (which in the Prospectus and this SAI means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which at least 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

INVESTMENT RESTRICTIONS--UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND, UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND, UNDISCOVERED MANAGERS CORE EQUITY FUND, UNDISCOVERED MANAGERS HIDDEN VALUE FUND, UNDISCOVERED MANAGERS REIT FUND, UNDISCOVERED MANAGERS SMALL CAP VALUE FUND, UNDISCOVERED MANAGERS SPECIAL SMALL CAP FUND, UM SMALL CAP GROWTH FUND, UM INTERNATIONAL EQUITY FUND AND UM INTERNATIONAL SMALL CAP EQUITY FUND

The following investment restrictions are fundamental policies of Undiscovered Managers Behavioral Growth Fund (the "Behavioral Growth Fund"), Undiscovered Managers Behavioral Value Fund (the "Behavioral Value Fund"), the Special Small Cap Fund, the REIT Fund, Undiscovered Managers Small Cap Value Fund (the "Small Cap Value Fund"), Undiscovered Managers Hidden Value Fund (the "Hidden Value Fund"), Undiscovered Managers Core Equity Fund (the "Core Equity Fund"), UM Small Cap Growth Fund (the "Small Cap Growth Fund"), UM International Equity Fund (the "International Equity Fund") and UM International Small Cap Equity Fund (the "International Small Cap Equity Fund").

Each Fund will not:

1. Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

4. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options, and may enter into swap agreements, foreign exchange contracts and other financial transactions not involving physical commodities.

5. Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

6. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry; except that the REIT Fund will invest more than 25% of its total assets in securities issued by real estate investment trusts (as defined in the Internal Revenue Code of 1986 (the "Code")).

7. Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.

Although the Funds are permitted to borrow money to a limited extent, no Fund currently intends to do so.

In addition to the foregoing fundamental investment restrictions, it is contrary to each Fund's present policy, which may be changed without shareholder approval, to:

Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

All percentage limitations on investments will apply at the time of the making of an investment (except for the non-fundamental restriction set forth in the immediately preceding paragraph) and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

INVESTMENT RESTRICTIONS--UNDISCOVERED MANAGERS BEHAVIORAL LONG/SHORT FUND

The following investment restrictions are fundamental policies of Undiscovered Managers Behavioral Long/Short Fund (the "Behavioral Long/Short Fund").

The Fund will not:

1. Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made. Short sales and related borrowings of securities are not subject to this restriction.

2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

4. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options, and may enter into swap agreements, foreign exchange contracts and other financial transactions not involving physical commodities.

5. Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

6. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry.

7. Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings; any pledge or encumbrance of assets; short sales; any collateral arrangements with respect to short sales, swaps, options, future contracts and options on future contracts and with respect to initial and variation margin; and the purchase or sale of options, future contracts or options on future contracts.

Although the Fund is permitted to borrow money to a limited extent, it does not currently intend to do so.

In addition to the foregoing fundamental investment restrictions, it is contrary to the Fund's present policy, which may be changed without shareholder approval, to:

Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

All percentage limitations on investments will apply at the time of the making of an investment (except for the non-fundamental restriction set forth in the immediately preceding paragraph) and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.


                     ADDITIONAL DESCRIPTION OF INVESTMENTS,
                         INVESTMENT PRACTICES AND RISKS

The following is an additional description of certain investments, investment practices and risks of certain of the Funds.

SHORT SALES
The Behavioral Long/Short Fund will seek to realize gains through short sales. Short sales are transactions in which the Fund sells a security that it does not own, in anticipation of a future decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the market at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund will also incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund. There can be no assurance that the Fund will be able to close out the position at any particular time or at any acceptable price. The Fund's use of short sales may cause the Fund to realize higher amounts of short-term capital gains which are generally taxed at ordinary income tax rates than it would if it did not engage in short sales.

REPURCHASE AGREEMENTS

Any assets of the Funds not invested in common stocks or other equity securities will generally be held in the form of cash or in repurchase agreements. Under a repurchase agreement, a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. If the seller fails to repurchase the securities, the Fund has rights to sell the securities to third parties. Repurchase agreements can be regarded as loans by the Fund to the seller, collateralized by the securities that are the subject of the agreement. Repurchase agreements afford an opportunity for the Fund to earn a return on available cash at relatively low credit risk, although the Fund may be subject to various delays and risks of loss if the seller fails to meet its obligation to repurchase. The staff of the Securities and Exchange Commission is currently of the view that repurchase agreements maturing in more than seven days are illiquid securities.

LOANS OF SECURITIES

The Funds may lend their portfolio securities, provided that cash or equivalent collateral equal to at least 100% of the market value of the securities loaned is continuously maintained by the borrower with the Funds. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. It is not currently anticipated that any Fund will have on loan at any given time securities totaling more than one-third of its net assets. A Fund runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may be insufficient to cover the securities loaned as a result of an increase in the value of the securities or decline in the value of the collateral.

LEVERAGE

Although it is not the current intention of any of the Funds to engage in borrowing, each Fund may borrow money provided that the total amount borrowed and outstanding at the time the borrowing is made does not exceed 33 1/3% of the value of such Fund's total assets (not including the amount borrowed). The use of leverage through borrowing creates an opportunity for increased net income, but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The intent of using leverage would be to provide the holders of a Fund's shares with a potentially higher return. Leverage creates risks for a Fund, including the likelihood of greater volatility of the net asset value and market price of the Fund's shares. To the extent the income derived from securities purchased with funds received from leverage exceeds the cost of leverage, a Fund's return will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to a Fund will be less than if leverage had not been used, and therefore the amounts available for distribution to such Fund's shareholders as dividends and other distributions will be reduced or eliminated. In the latter case, a Fund's sub-adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. During periods in which a Fund is using leverage, the fees paid by such Fund to Undiscovered Managers, LLC ("Undiscovered Managers"), for investment advisory and administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total net assets, including the amount borrowed.

FOREIGN CURRENCY HEDGING TRANSACTIONS

Each of the International Equity and the International Small Cap Equity Funds (the "International Funds") may engage in foreign currency exchange transactions. The International Funds may (i) purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate, (ii) enter into negotiated contracts to purchase or sell foreign currencies at a future date ("forward contracts"), (iii) purchase and sell standardized, exchange-traded foreign currency futures contracts and (iv) purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until the expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

The precise matching of the amounts of foreign currency exchange transactions and the value of any related portfolio securities will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, in cases where a Fund seeks to protect the value of portfolio securities through a foreign currency hedging transaction, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency a Fund is obligated to deliver.

Foreign currency transactions that are intended to hedge the value of securities a Fund owns or contemplates purchasing do not eliminate fluctuations in the underlying prices of those securities. Rather, such currency transactions simply establish a rate of exchange which can be used at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a change in the value of the currency involved, they tend to limit any potential gain that might result from the increase in the value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts traded in the interbank market are negotiated directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts are traded on futures exchanges.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a date selected in accordance with exchange rules in a predetermined month. Forward contracts may be in any amounts agreed upon by the parties rather than standardized amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on an exchange; a clearing corporation associated with the exchange typically assumes responsibility for closing out such contracts. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. It may therefore be more difficult to effect a closing transaction with respect to a forward contract than with respect to a futures contract.

Positions in foreign currency futures contracts may be closed out only on an exchange that provides a secondary market in such contracts. Although the Funds intend to purchase or sell foreign currency futures contracts only on exchanges where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.

Each International Fund will maintain cash or liquid securities eligible for purchase by such Fund in a segregated account with the Fund's custodian in an amount at least equal to (i) the difference between the current value of such Fund's liquid holdings that settle in the relevant currency and such Fund's outstanding obligations under currency forward contracts, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract.

FOREIGN CURRENCY OPTIONS

Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are listed on several exchanges. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

FOREIGN CURRENCY CONVERSION

Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

For a discussion of tax considerations relating to foreign currency transactions, see "Income Dividends, Capital Gain Distributions and Tax Status" below.


                             MANAGEMENT OF THE TRUST

The Trustees of the Trust are responsible for generally overseeing the conduct of the Trust's business. Subject to such policies as the Trustees of the Trust may determine, Undiscovered Managers, the Funds' investment adviser, has responsibility for the management of the Funds' affairs. Each Fund's investment portfolio is managed on a day-to-day basis by that Fund's sub-adviser, under the general oversight of Undiscovered Managers and the Trustees of the Trust.

The Trustees and officers of the Trust, their ages, addresses and principal occupations during the past five years are as follows:

*MARK P. HURLEY (42)--Trustee and President. President and Chief Executive Officer of Undiscovered Managers since September, 1997; formerly Managing Director of Merrill Lynch & Company from February, 1996 to January, 1997; formerly Vice President of Goldman, Sachs & Co. from August, 1992 to February, 1996.

ROGER B. KEATING (39)--Trustee.; 22000 AOL Way - 46A:A01, Dulles, Virginia 20166; Senior Vice President of America On Line since December, 2000; President and Chief Executive Officer of Zatso (formerly known as ReacTV), an online news broadcasting firm, from March, 1998 to November, 2000; Senior Vice President of Online Division of Comcast Cable Communications from May, 1996 to March,

1998; Area Vice President and General Manager of West Florida area of Comcast Cable Communications from August, 1993 to May, 1996.

MATTHEW J. KILEY (38)--Trustee. 849 Foxfield Road, Lower Gwynedd, Pennsylvania 19002; self-employed; formerly Executive Vice President of Campus Services at ARAMARK from May, 1998 to October, 1999 and Executive Vice President of Sports and Entertainment and Vice President of Global Food and Support Services at ARAMARK Corp. from September, 1996 to May, 1998; formerly Manager at McKinsey & Company from January, 1990 to September, 1996.

ROBERT P. SCHMERMUND (45)--Trustee. 900 19th Street, N.W., Suite 400, Washington, D.C. 20006; Communications Director of America's Community Bankers since January, 1993.

BRIAN J. O'NEILL (32)--Treasurer. 3200 Horizon Drive, King of Prussia, Pennsylvania 19406; Director of Financial Reporting Department for PFPC Inc., since June, 1994.

PATRICIA L. DUNCAN (38)--Secretary. Vice President-Fund Operations of Undiscovered Managers since January, 2000; Registered Marketing Administrator of Undiscovered Managers from December, 1997 to January, 2000; Executive Secretary at Prentiss Properties Trust from April, 1994 to December, 1997.

-----------------------------
* Trustees who are "interested persons" (as defined in the 1940 Act) of the Trust or of Undiscovered Managers.

The address of each Trustee and officer of the Trust affiliated with Undiscovered Managers is Plaza of the Americas, 700 North Pearl Street, Dallas, Texas 75201.

The Trust pays no compensation to any of its officers or to the Trustees listed above who are officers or employees of Undiscovered Managers. Each Trustee who is not an officer or employee of Undiscovered Managers is compensated at the rate of $10,000 per annum. The Trust provides no pension or retirement benefits to the Trustees but has adopted a deferred payment arrangement under which each Trustee who is to receive fees from the Trust may elect not to receive such fees on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have if they had been invested in one or more of the Funds or any other investment portfolio of the Trust on the normal payment date for such fees. As a result of this method of calculating the deferred payments, each Fund, upon making the deferred payments, will be in the same financial position as if the fees had been paid on the normal payment dates.

The following table sets forth information covering the total compensation paid (or deferred in lieu of current payment) by the Trust during its fiscal year ended August 31, 2000 to the persons who served as Trustees during such period:

                                                       TOTAL COMPENSATION
                            AGGREGATE COMPENSATION     FROM TRUST AND
             PERSON         FROM TRUST                 FUND COMPLEX*
             ------         ----------------------     ------------------

Mark P. Hurley              $0                         $0
Roger B. Keating            $10,000(1)                 $10,000
Matthew J. Kiley            $10,000                    $10,000
Robert P. Schmermund        $10,000                    $10,000

-----------------------
* No Trustee received any compensation from any mutual fund affiliated with Undiscovered Managers, other than the Trust.
(1) Roger B. Keating deferred receipt of $10,000 of such compensation pursuant to the fee deferral arrangements described above.

                        OWNERSHIP OF SHARES OF THE FUNDS

As of November 30, 2000, the following persons or entities held more than 25% of the outstanding shares of a Fund, and as a result, may be deemed to "control" such Fund as that term is defined in the 1940 Act.

         FUND                               NAME                                        % OWNERSHIP
         ----                               ----                                        -----------

Behavioral Growth Fund                      None

Behavioral Value Fund                       None

Behavioral Long/Short Fund                  BankBoston Custodian f/b/o                       62.22%
                                               Dr. Roy F. Kokenge IRA
                                            819 North 53 Ave.
                                            Yakima, WA 98908

Special Small Cap Fund                      Northern Trust TTE                               52.24%
                                            FBO Pechiney Plastic Packaging Inc.
                                            Acct # 22-03100
                                            PO Box  92956
                                            Chicago, IL  60675

REIT Fund                                   None

Small Cap Value Fund                        None

Hidden Value Fund                           NFSC FEBO # U19-000019                           69.63%
                                            Firststar-Reinvest
                                            Chris Surges
                                            PO Box 1787
                                            Mutual Funds, 9th Floor
                                            Milwaukee, WI 53201

Core Equity Fund                            None

Small Cap Growth Fund                       All First Trust Company                          25.06%
                                            FBO Mercersburg Academy
                                            Attn. Securities Processing 109-911
                                            PO Box 1596
                                            Baltimore, MD  21203

International Equity Fund                   None

International Small Cap Equity Fund         Forbank & Co.                                    42.37%
                                            c/o Bankers Trust Co.
                                            P.O. Box 704
                                            Church Street Station
                                            New York, NY 10008

                           INSTITUTIONAL CLASS SHARES

As of November 30, 2000, to the Trust's knowledge, the following persons or entities owned of record and/or beneficially 5% or more of the outstanding Institutional Class shares of the following Funds:

                  FUND                               NAME AND ADDRESS                     % OWNERSHIP
                  ----                               ----------------                     -----------

   Behavioral Growth Fund               Charles Schwab & Co. Inc.                            48.17%
                                        Special Cust A/C
                                        FBO Exclusive Benefit of Customers
                                        Attn. Mutual Funds
                                        101 Montgomery St.
                                        San Francisco, CA  94104

                                        Fidelity Investments Institutional                   21.01%
                                        Operations Inc., as agent for certain
                                        employee benefit plans
                                        100 Magellan Way
                                        Covington, KY 41045-0000

   Behavioral Value Fund                Charles Schwab & Co. Inc.                            57.56%
                                        Special Cust A/C
                                        FBO Exclusive Benefit of Customers
                                        Attn. Mutual Funds
                                        101 Montgomery St.
                                        San Francisco, CA 94104

                                        The Columbus Fund  Limited                           7.72%
                                        C/O Moore Stephen INTL Services
                                        PO Box 3186 Abbot Building
                                        Main Street
                                        Tortola, British Vir

                                        Ingersoll & Co                                       5.23%
                                        PO Box 10478
                                        Des Moines, IA  50306

   Behavioral Long/Short Fund           Bank Boston Cust                                     62.22%
                                        FBO Dr. Roy F. Kokenge IRA
                                        819 North 53 Avenue
                                        Yakima, WA  98908

                                        Charles Schwab & Co Inc.                             24.46%
                                        Special Cust A/C
                                        FBO Exclusive Benefit of Customers
                                        Attn. Mutual Funds
                                        101 Montgomery St.
                                        San Francisco, CA  94104

                  FUND                               NAME AND ADDRESS                     % OWNERSHIP
                  ----                               ----------------                     -----------


                                        George K. Fuller P/S/P                               9.05%
                                        4091 Lincoln
                                        Oakland, CA  94602

   Special Small Cap Fund               Northern Trust TTE                                   52.24%
                                        FBO Pechiney Plastic Packaging Inc.
                                        Acct # 22-03100
                                        PO Box  92956
                                        Chicago, Il  60675

                                        Charles Schwab & Co. Inc.                            35.88%
                                        Special Cust A/C
                                        FBO Exclusive Benefit of Customers
                                        Attn. Mutual Funds
                                        101 Montgomery St.
                                        San Francisco, CA  94104

   REIT Fund                            Charles Schwab & Co. Inc.                            81.28%
                                        Special Cust A/C
                                        FBO Exclusive Benefit of Customers
                                        Attn. Mutual Funds
                                        101 Montgomery St.
                                        San Francisco, CA 94104

   Small Cap Value Fund                 Charles Schwab & Co. Inc.                            54.08%
                                        Special Cust. A/C
                                        FBO Exclusive Benefit of Customers
                                        Attn. Mutual Funds
                                        101 Montgomery St.
                                        San Francisco, CA  94104

                                        Thompson Mccully Foundation                          9.68%
                                        Attn. Patrick E. Sharp
                                        46642 Arboretum Circle
                                        Plymouth, MI  48170

                                        National Investors Service Corporation               6.09%
                                        For The Exclusive Benefit of Our
                                        Customers
                                        55 Water St. 32nd Floor
                                        New York, NY  10041-3299

                                        Donaldson Lufkin Jenrette                            71.62%
                                        Securities Corporation Inc.
                                        PO Box 2052
                                        Jersey City, NJ  07303-9998


                  FUND                               NAME AND ADDRESS                     % OWNERSHIP
                  ----                               ----------------                     -----------


   Hidden Value Fund                    NFSC FEBO  # U19-000019                              69.63%
                                        Firststar-Reinvest
                                        Chris Surges
                                        PO Box 1787
                                        Mutual Funds, 9th Floor
                                        Milwaukee, WI  53201

                                        Provident Bank                                       17.37%
                                        PO Box 691198
                                        Cincinnati, OH  45269-1198

   Core Equity Fund                     Charles Schwab & Co. Inc.                            59.05%
                                        Special Cust A/C
                                        FBO Exclusive Benefit of Customers
                                        Attn. Mutual Funds
                                        101 Montgomery St.
                                        San Francisco, CA  94104

   Small Cap Growth Fund                Donaldson Lufkin Jenrette                            71.62%
                                        Securities Corporation Inc.
                                        PO Box 2052
                                        Jersey City, NJ  07303-9998

                                        All First Trust Company                              25.06%
                                        FBO Mercersburg Academy
                                        Attn. Securities Processing 109-911
                                        PO Box 1596
                                        Baltimore, MD  21203

   International Equity Fund            Charles Schwab & Co. Inc.                            71.11%
                                        Special Cust A/C
                                        FBO Exclusive Benefit of Customers
                                        Attn.  Mutual Funds
                                        101 Montgomery St.
                                        San Francisco, CA  94104

                                        National Investors Service Corporation               6.35%
                                        For the Exclusive Benefit of Our
                                        Customers
                                        55 Water St. 32nd Floor
                                        New York, NY  10041-3299

                  FUND                               NAME AND ADDRESS                     % OWNERSHIP
                  ----                               ----------------                     -----------


   International Small Cap Equity Fund  Forbank & Co.                                        42.37%
                                        C/O Bankers Trust Co.
                                        PO Box 704 Church St. Station
                                        New York, NY  10008

                                        Charles Schwab & Co. Inc                             29.89%
                                        Special Cust. A/C
                                        FBO Exclusive Benefit of Customers
                                        Attn. Mutual Funds
                                        101 Montgomery St.
                                        San Francisco, CA  94104

                                        National Investors Service Corporation               8.58%
                                        For the Exclusive Benefit of Our
                                        Customers
                                        55 Water St. 32nd Floor
                                        New York, NY  10041-3299

                              INVESTOR CLASS SHARES

As of November 30, 2000, to the Trust's knowledge, the following persons or entities owned of record and/or beneficially 5% or more of the outstanding Investor Class shares of the following Funds:

                  FUND                               NAME AND ADDRESS                     % OWNERSHIP
                  ----                               ----------------                     -----------

  Behavioral Growth Fund               Fidelity Investments Institutional                   51.56%
                                       Operations Inc.
                                       As Agent for Certain Employee
                                       Benefit Plans
                                       100 Magellan Way
                                       Covington, KY 41045-0000
                                                                                             7.79%
                                       Dain Rauscher Incorporated FBO
                                       Michael G. King
                                       Elizabeth W. King
                                       Long Term Account
                                       14800 164th Place NE
                                       Woodinville, WA  98072-0000

  REIT Fund                            Dain Rauscher Inc. FBO                               27.35%
                                       William F. Etter
                                       Mary Beth O. Etter
                                       JT Ten
                                       Portfolio Focus
                                       1906 East 23rd Ave
                                       Spokane, WA  99203-3802

                                       Dain Rauscher Custodian                              18.87%
                                       James L. Kirschbaum
                                       Qualified IRA Rollover
                                       Portfolio Focus
                                       2318 E 55th
                                       Spokane, WA  99223-0000

                                       Dain Rauscher Custodian                               9.68%
                                       Richard A. Hoffman
                                       Individual Retirement Account
                                       1351 Margaret Ave
                                       Coeur D. Alene, ID  83815


                                       National Investors Service Corp                       8.75%
                                       For the Exclusive Benefit of Our
                                       Customers
                                       55 Water St 32nd Floor
                                       New York, NY  10041-3299

                                       NFSC FEBO # 379-336440                                8.54%
                                       FMT CO Cust IRA
                                       FBO Marilyn Bauer Davison
                                       1064 Baumock Burn Dr.
                                       Columbus, OH  43235

                  FUND                               NAME AND ADDRESS                     % OWNERSHIP
                  ----                               ----------------                     -----------


                                       Dain Rauscher Custodian                               7.03%
                                       Eric R. Weissman
                                       A/C # 8403-9228
                                       Individual Retirement Account
                                       18701 25th Ave NE
                                       Seattle, WA  98155

                                       Dain Rauscher Custodian                               6.28%
                                       Cynthia G. Shurtleff
                                       A/C # 7382-9491
                                       Individual Retirement Account
                                       422 34th Ave South
                                       Seattle, WA  98144

                                       Dain Rauscher Custodian                               6.06%
                                       Kenneth Nelson Degerman
                                       A/C #6006-9925
                                       Individual Retirement Account
                                       21230 N. Circle Road
                                       Rathdrum, ID  83858-8821

  Small Cap Value Fund                 Charles Schwab & Co. Inc.                            87.06%
                                       Special Cust A/C
                                       FBO Exclusive Benefit of Customers
                                       Attn. Mutual Funds
                                       101 Montgomery St.
                                       San Francisco, CA  94104

  Hidden Value Fund*                   National Investors Service Corp                     100.00%
                                       For The Exclusive Benefit
                                       Of Our Customers
                                       55 Water St 32nd Fl
                                       New York, NY 100413299


* On December 27, 2000, the Trust ceased offering Investor Class shares of the Hidden Value Fund.

As of November 30, 2000, the Behavioral Value Fund, the International Equity Fund and the Small Cap Growth Fund had no outstanding Investor Class shares.

                                 CLASS C SHARES

As of November 30, 2000, to the Trust's knowledge, the following persons or entities owned of record and/or beneficially 5% or more of the outstanding Class C shares of the following Funds:

                  FUND                               NAME AND ADDRESS                     % OWNERSHIP
                  ----                               ----------------                     -----------

  Behavioral Growth Fund               Donaldson Lufkin Jenrette                             79.94%
                                       Securities Corporation Inc.
                                       PO Box 2052
                                       Jersey City, NJ  07303-9988

                                       LPL Financial Services                                 6.77%
                                       A/C 4535-9585
                                       9785 Towne Centre Drive
                                       San Diego, CA  92121-1968

  REIT Fund                            Donaldson Lufkin Jenrette                             29.56%
                                       Securities Corporation Inc.
                                       PO Box 2052
                                       Jersey City, NJ  07303-9998

                                       LPL Financial Services                                23.40%
                                       A/C 5782-1659
                                       9785 Towne Centre Drive
                                       San Diego, CA  92121-1968

                                       LPL Financial Services                                12.11%
                                       A/C 2865-9870
                                       9785 Town Centre Drive
                                       San Diego, CA  92121-1968

                                       Resources Trust Co. Cust UA IRA FBO                    5.19%
                                       George A. Toes
                                       RTC # 1571685737
                                       PO Box 5900
                                       Denver, CO  80217

  Small Cap Value Fund                 Donaldson Lufkin Jenrette                             46.56%
                                       Securities Corporation Inc.
                                       PO Box 2052
                                       Jersey City, NJ 07303-9998

                                       NFSC FEBO # BAJ-307912                                11.32%
                                       NFSC/FMTC IRA Rollover
                                       FBO Dan O Bauer
                                       PO Box 318
                                       Free Union, VA 22940

                  FUND                               NAME AND ADDRESS                     % OWNERSHIP
                  ----                               ----------------                     -----------

                                       NFSC FEBO # BAJ-302805                                11.30%
                                       NFSC/FMTC IRA SEPP
                                       FBO John R. Dougherty
                                       38A Collins St.
                                       Danvers, MA  01923

                                       NFSC FEBO # BAJ-304980                                 9.01%
                                       Elizabeth E. Steele
                                       55 Exeter St.
                                       Medford, MA  02155

                                       NFSC FEBO # BAJ-310158                                 7.06%
                                       NFSC/FMTC IRA Rollover
                                       FBO Sabatino J. Calleva
                                       50 Pearl St.
                                       Watertown, MA  02472

  Core Equity Fund                     Bank Boston Cust IRA                                  51.37%
                                       Frank M. Grazioso
                                       85 Livingston St.
                                       New Haven, CT  06511

                                       Bank Boston Cust IRA Rollover                         23.64%
                                       Theresa Fabrico
                                       302 Kentucky Ave
                                       Williamstown, NJ  08094

                                       Bank Boston Cust IRA                                  16.86%
                                       J. Richard Dudash
                                       810 Sheffield Ct.
                                       Carnegie, PA  15106

                                       NFSC FEBO # 0C8-2220450                                8.10%
                                       NFSC/FMTC IRA
                                       FBO Laurel J. Rocchio
                                       24 Ledge Road
                                       East Greenwich, RI  02818

  International Equity Fund            Donaldson Lufkin Jenrette                             62.90%
                                       Securities Corporation Inc.
                                       PO Box 2052
                                       Jersey City, NJ  07303-9998

                                       Bank Boston Cust IRA                                  12.84%
                                       Frank M. Grazioso
                                       85 Livingston St.
                                       New Haven, CT  06511

                  FUND                               NAME AND ADDRESS                     % OWNERSHIP
                  ----                               ----------------                     -----------


                                       Lynn O. Surls                                         10.48%
                                       Kathryn L. Surls JTWROS
                                       7227 Lane Park Drive
                                       Dallas, TX  75225

                                       Lynn O. Surls TTEE                                     8.55%
                                       Austin Family Trust
                                       DTD 6/13/97
                                       FBO Katy & Lee Austin
                                       7227 Lane Park Drive
                                       Dallas, TX  75225


                       OWNERSHIP BY TRUSTEES AND OFFICERS

As of November 30, 2000, the Trustees and officers of the Trust owned beneficially less than 1% of the shares of each class of each Fund, except for Institutional Class shares of the following Funds, which represent the following percentage ownership of Institutional Class shares of such Funds:

                FUND                      SHARES          % OWNERSHIP
                ----                      ------          -----------
Special Small Cap Fund                    17,125.181               1.28
Hidden Value Fund                          7,882.163               1.89
Core Equity Fund                           5,756.164               1.87

None of the foregoing amounts include amounts owned by Undiscovered Managers, of which Mr. Hurley, a Trustee and the President of the Trust, is a controlling person.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER AND SUB-ADVISERS

As described in the Prospectus, Undiscovered Managers is the investment adviser of each Fund and as such, has responsibility for the management of each Fund's affairs, under the supervision of the Trust's Board of Trustees. Each Fund's investment portfolio is managed on a day-to-day basis by that Fund's sub-adviser, under the general oversight of Undiscovered Managers and the Board of Trustees. See "The Funds" in the Prospectus. Undiscovered Managers is a limited liability company organized under the laws of Delaware. Mark P. Hurley and AMRESCO, Inc., a publicly traded corporation engaged in residential mortgage banking, commercial mortgage banking, asset management and commercial finance, each own beneficially more than 25% of the voting securities of Undiscovered Managers and therefore may be regarded to control Undiscovered Managers for purposes of the 1940 Act. As disclosed in this SAI under the heading "Management of the Trust," (i) Mark P. Hurley is a Trustee and the President of the Trust as well as the President and Chief Executive Officer and a controlling member of Undiscovered Managers, and (ii) Patricia L. Duncan is the Secretary of the Trust as well as Vice President-Fund Operations of Undiscovered Managers.

Under each Fund's advisory agreement with Undiscovered Managers, Undiscovered Managers is entitled to fees, payable at least quarterly, of a certain percentage of the average daily net asset value of such Fund. Such fees are paid by each class of shares of the relevant Fund based upon the average daily net assets of such class. For a description of such fees, see "The Funds -- The Funds' Management" in the Prospectus. During the Trust's fiscal years ended August 31, 1998, August 31, 1999 and August 31, 2000, the advisory fees incurred by the Funds to Undiscovered Managers pursuant to the relevant advisory agreement (before giving effect to expense reductions under the expense deferral arrangements described below), and the amount of expense reductions under the expense deferral arrangements relating to the advisory fee, were as follows:

                                   FISCAL YEAR ENDED                FISCAL YEAR ENDED                  FISCAL YEAR ENDED
                                    AUGUST 31, 1998                  AUGUST 31, 1999                    AUGUST 31, 2000
                              --------------------------       ---------------------------        ---------------------------
                                                EXPENSE                           EXPENSE                            EXPENSE
FUND                          ADVISORY FEE     REDUCTION       ADVISORY FEE      REDUCTION        ADVISORY FEE      REDUCTION
----                          ------------     ---------       ------------      ---------        ------------      ---------
Behavioral Growth Fund          $22,389         $22,389           $376,813        $218,521         $1,971,850         $294,092
Behavioral Value Fund             -0-*            -0-*            $ 10,202        $ 10,202         $  113,164         $ 99,517
Behavioral Long/Short Fund        -0-*            -0-*            $ 50,272        $ 50,272         $   81,981         $ 67,548
Special Small Cap Fund          $61,497         $61,497           $155,906        $ 28,586         $  117,614         $ 34,542
REIT Fund                       $36,513         $36,513           $182,364        $100,455         $  319,695         $154,769
Small Cap Value Fund            $31,827         $31,827           $183,573        $130,092         $  293,588         $143,105
Hidden Value Fund               $ 4,606         $ 4,606           $ 19,851        $ 19,851         $   33,672         $ 99,400
Core Equity Fund                $ 3,175         $ 3,175           $ 32,670        $ 32,670         $   35,610         $131,795
Small Cap Growth Fund             -0-**           -0-**              -0-**           -0-**              -0-**            -0-**
International Equity Fund         -0-*            -0-*            $ 28,069        $ 28,069         $  111,269         $106,705
International Small Cap           -0-*            -0-*            $ 38,928        $ 38,928         $  158,914         $ 80,494
   Equity Fund

-------------------
*The Fund had not commenced operations as of August 31, 1998.
**The Fund had not commenced operations as of August 31, 2000.

The advisory fee payable by the Special Small Cap Fund varies depending on the Fund's investment performance. For a description of such fee rate and an example of such rate at various levels of performance see "The Funds -- The Funds' Management" in the Prospectus.

As described in the Prospectus, Undiscovered Managers has contractually agreed to certain arrangements to limit each Fund's expenses. See "Trust Expenses" below.

Each Fund's investment portfolio is managed on a day-to-day basis by that Fund's sub-adviser. Each of the sub-advisers, except Unibank Securities, Inc., is regarded for purposes of the 1940 Act as being controlled by the following persons, each of whom is a principal of the firm and owns more than 25% of the voting securities of the firm: Russell J. Fuller (Fuller & Thaler Asset Management, Inc.); David J. Steirman and Abbott J. Keller (Kestrel Investment Management Corporation); Gary G. Pollock and William F.K. Schaff (Bay Isle Financial Corporation); James L. Kaplan (J.L. Kaplan Associates, LLC); Leslie A. Waite (Waite & Associates, L.L.C.); and Ronald A. Sauer (Mazama Capital Management, Inc.). Unibank Securities, Inc., is regarded for purposes of the 1940 Act as being controlled by Unidanmark A/S, a publicly traded financial services holding company in Denmark.

Under each sub-advisory agreement relating to the Funds between Undiscovered Managers and such Fund's sub-adviser, the sub-adviser is entitled to fees, payable at least quarterly by Undiscovered Managers out of the fees Undiscovered Managers receives, of a certain percentage of the average daily net asset value of such Fund. For a description of such fees, see "The Funds -- The Funds' Management" in the Prospectus. During the Trust's fiscal years ended August 31, 1998, August 31, 1999 and August 31, 2000, Undiscovered Managers paid the following amounts as sub-advisory fees to the following sub-advisers pursuant to the relevant sub-advisory agreements:

                                                                    SUB-ADVISORY FEE       SUB-ADVISORY FEE      SUB-ADVISORY FEE
         FUND                        SUB-ADVISER                   FOR FISCAL YEAR 1998   FOR FISCAL YEAR 1999  FOR FISCAL YEAR 2000
         ----                        -----------                   ---------------------  --------------------  --------------------
Behavioral Growth Fund      Fuller & Thaler Asset Management, Inc.        $14,139                $237,987            $1,229,391
Behavioral Value Fund       Fuller & Thaler Asset Management, Inc.           -0-*                $  6,801            $   75,513
Behavioral Long/Short Fund  Fuller & Thaler Asset Management, Inc.           -0-*                $ 38,921            $   63,500
Special Small Cap Fund      Kestrel Investment Management Corp.           $42,754                $113,040            $   52,672
REIT Fund                   Bay Isle Financial Corporation                $24,342                $121,576            $  213,012
Small Cap Value Fund        J.L. Kaplan Associates, LLC                   $21,214                $122,382            $  195,644
Hidden Value Fund           J.L. Kaplan Associates, LLC                   $ 2,907                $ 15,159            $   21,292
Core Equity Fund            Waite & Associates, L.L.C.                    $ 1,715                $ 17,659            $   19,245
Small Cap Growth Fund       Mazama Capital Management, Inc.                 -0-**                   -0-**                -0-**
International Equity Fund   Unibank Securities, Inc.                         -0-*                $ 17,728            $   70,306
International Small Cap
   Equity Fund              Unibank Securities, Inc.                         -0-*                $ 27,080            $  110,603

------------------------------

*The Fund had not commenced operations as of August 31, 1998.

**The Fund had not commenced operations as of August 31, 2000.

The sub-advisory fee payable by Undiscovered Managers relating to the Special Small Cap Fund varies depending on the Fund's investment performance. For a description of such fee rate, see "The Funds -- The Funds' Management" in the Prospectus.

Each Fund's advisory agreement and related sub-advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust, Undiscovered Managers or, in the case of the related sub-advisory agreement, the relevant sub-adviser, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to a Fund's advisory agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to a sub-advisory agreement relating to a Fund must be approved by vote of a majority of the outstanding voting securities of such Fund and by vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval, unless such approvals are no longer required by law.

Each Fund's advisory agreement may be terminated without penalty by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding securities of the relevant Fund, upon sixty days' written notice, and by Undiscovered Managers upon ninety days' written notice, and shall automatically terminate in the event of its assignment. Each Fund's advisory agreement provides that Undiscovered Managers owns all rights to and control of the name "Undiscovered Managers," and each of the International Funds' and the Small Cap Growth Fund's advisory agreement also provides that Undiscovered Managers owns all rights to and control of the name "UM." Each Fund's advisory agreement will automatically terminate if the Trust or the relevant Fund shall at any time be required by Undiscovered Managers to eliminate all reference to the words "Undiscovered Managers" or the letters "UM," as applicable, in the name of the Trust or the relevant Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the Trust or Undiscovered Managers, cast in person at a meeting called for the purpose of voting on such approval.

Each sub-advisory agreement relating to a Fund may be terminated without penalty by Undiscovered Managers, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, upon sixty days' written notice, and each terminates automatically in the event of its assignment and upon termination of the related advisory agreement. Certain of the sub-advisory agreements relating to the Funds may be terminated by the relevant sub-adviser in certain circumstances.

Each Fund's advisory agreement and related sub-advisory agreement provides that Undiscovered Managers or the applicable sub-adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Trust has applied for an exemptive order from the Securities and Exchange Commission to permit Undiscovered Managers, subject to the approval of the Trust's Board of Trustees and certain other conditions, to enter into sub-advisory agreements with sub-advisers other than the current sub-adviser of any Fund or of any other investment portfolio of the Trust and amend sub-advisory agreements with sub-advisers without obtaining shareholder approval. See "The Funds -- The Funds' Management" in the Prospectus.

TRUST EXPENSES

The Trust pays the compensation of its Trustees who are not officers or employees of Undiscovered Managers; registration, filing and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; 12b-1 fees; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Funds or the other investment portfolios of the Trust; the expenses of meetings of the shareholders and Trustees of the Trust; the charges and expenses of the Trust's legal counsel; interest on any borrowings by the Funds or the other investment portfolios of the Trust; the cost of services, including services of counsel, required in connection with the preparation of, and the cost of printing, the Trust's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders or regulatory authorities, to the extent that any such materials relate to the Trust or its shareholders; and the Trust's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses. 12b-1 fees with respect to a Fund, if any, are allocated only to that Fund's Investor Class shares or Class C shares, as applicable. Certain other expenses relating to a particular class (such as class specific shareholders services fees) may be allocated solely to that class.

As described in the Prospectus, Undiscovered Managers has contractually agreed to reduce its management fees and pay the expenses of each Fund's Institutional Class, Investor Class and Class C shares in order to limit such classes' expenses (exclusive of brokerage costs, interest, taxes, dividends payable with respect to securities sold short, if any, and extraordinary expenses) to the following annual percentage rates of their respective average daily net assets, subject to the obligation of each class of a Fund to repay Undiscovered Managers such class's deferred fees and expenses in future years, if any, when such class's expenses (exclusive of brokerage costs, interest, taxes, dividends payable with respect to securities sold short, if any, and extraordinary expenses) fall below the stated percentage rate, but only to the extent that such repayment would not cause such class's expenses (exclusive of brokerage costs, interest, taxes, dividends payable with respect to securities sold short, if any, and extraordinary expenses) in any such future year to exceed the stated percentage rate, and provided that such class is not obligated to repay any such deferred fees and expenses more than three years after the end of the fiscal year in which they were incurred (for expenses incurred prior to December 28, 1999, the Funds' repayment obligation extended until two years after the end of the fiscal year in which the expenses were incurred):

         FUND                       INSTITUTIONAL CLASS           INVESTOR CLASS                 CLASS C
         ----                       -------------------           --------------                 -------
Behavioral Growth Fund                    1.30%                        1.65%                      2.30%
Behavioral Value Fund                     1.40%                        1.75%                      N/A*
Behavioral Long/Short Fund                2.00%                        N/A*                       N/A*
Special Small Cap Fund            0.55% plus the advisory              N/A*                       N/A*
                                  fee rate for the year
                                  in question
REIT Fund                                 1.40%                        1.75%                      2.40%
Small Cap Value Fund                      1.40%                        1.75%                      2.40%
Hidden Value Fund                         1.30%                        N/A*                       N/A*
Core Equity Fund                          0.99%                        N/A*                       1.99%
Small Cap Growth Fund                     1.20%                        1.55%                      N/A*
International Equity Fund                 1.45%                        1.80%                      2.45%
International Small Cap Equity Fund       1.60%                        N/A*                       N/A*

-------------------------------
* The Fund does not currently offer such class.

These agreements have a term ending on December 31, 2001 and are renewable year to year thereafter.

ADMINISTRATOR

Pursuant to an Administrative Services Agreement between the Trust and Undiscovered Managers, Undiscovered Managers has agreed to provide all administrative services to the Funds, including but not limited to corporate secretarial, treasury, blue sky and fund accounting services. For these services, each Fund pays Undiscovered Managers a monthly fee at the annual rate of 0.25% of such Fund's average net asset value. During the Trust's fiscal year ended August 31, 1998, August 31, 1999 and August 31, 2000, the following amounts were paid or payable to Undiscovered Managers pursuant to the Administrative Services Agreement:

                                    ADMINISTRATION FEE          ADMINISTRATION FEE            ADMINISTRATION FEE
                                    FOR THE FISCAL YEAR         FOR THE FISCAL YEAR           FOR THE FISCAL YEAR
         FUND                      ENDED AUGUST 31, 1998      ENDED AUGUST 31, 1999          ENDED AUGUST 31, 2000
         ----                      ---------------------      ---------------------          ---------------------
Behavioral Growth Fund                   $ 5,892                     $99,161                        $519,561
Behavioral Value Fund                       -0-*                     $ 2,429                        $ 26,969
Behavioral Long/Short Fund                  -0-*                     $ 8,109                        $ 13,229
Special Small Cap Fund                   $13,369                     $39,702                        $ 45,236
REIT Fund                                $ 8,693                     $43,420                        $ 76,076
Small Cap Value Fund                     $ 7,578                     $43,708                        $ 69,873
Hidden Value Fund                        $ 1,212                     $ 5,224                        $  8,872
Core Equity Fund                         $ 1,073                     $11,037                        $ 12,028
Small Cap Growth Fund                      -0-**                       -0-**                           -0-**
International Equity Fund                   -0-*                     $ 7,387                        $ 29,294
International Small Cap Equity Fund         -0-*                     $ 8,463                        $ 34,564

-----------------------
*The Fund had not commenced operations as of August 31, 1998.
** The Fund had not commenced operations as of August 31, 2000.

These amounts were subject to reduction and reimbursement under the expense deferral arrangements described above. Undiscovered Managers has entered into an agreement with PFPC Inc. to provide certain of the foregoing administrative services, at the expense of Undiscovered Managers.

DISTRIBUTOR

Until January 2, 2001, Institutional Class, Investor Class and Class C shares will be sold on a continuous basis by the Trust's distributor, Provident Distributors, Inc. ("Provident Distributors"), 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, and commencing on January 2, 2001, Institutional Class, Investor Class and Class C shares will be sold on a continuous basis by the Trust's new distributor, PFPC Distributors, Inc. ("PFPC Distributors" and collectively with Provident Distributors, the "Distributors"), 3200 Horizon Drive, King of Prussia, Pennsylvania 19406. Under the relevant Distribution Agreement between the Trust and the Distributor, the Distributor is not obligated to sell any specific amount of shares of the Trust, but will use efforts deemed appropriate by it to solicit orders for the sale of the Trust's shares and to undertake such advertising and promotion as it believes reasonable in connection with such solicitation. Prior to December 1, 1999, First Data Distributors, Inc. ("First Data Distributors"), 4400 Computer Drive, Westborough, Massachusetts 01581 was the distributor to the Trust. During the fiscal year ended August 31, 1998, First Data Distributors received no underwriting commissions from the Trust. During the fiscal years ended August 31, 1999 and August 31, 2000, First Data Distributors received the following underwriting commissions relating to the following Funds:

                                UNDERWRITING COMMISSIONS      UNDERWRITING COMMISSIONS
                                FOR THE FISCAL YEAR ENDED     FOR THE FISCAL YEAR ENDED
         FUND                        AUGUST 31 ,1999                AUGUST 31, 2000
         ----                   -------------------------     -------------------------
Behavioral Growth Fund                   $1,814                         $1,707
REIT Fund                                $  195                         $1,000
Small Cap Value Fund                     $1,225                         $  150
Core Equity Fund                         $   49                            -0-
International Equity Fund                   -0-                            -0-

During the fiscal year ended August 31, 2000, Provident Distributors received the following underwriting commissions relating to the following Funds.

         FUND                      UNDERWRITING COMMISSIONS
         ----                      ------------------------
Behavioral Growth Fund                       $21,533
REIT Fund                                    $ 1,340
Small Cap Value Fund                         $ 2,561
Core Equity Fund                             $   452
International Equity Fund                    $   817


None of the underwriting commissions listed above were retained by First Data Distributors or Provident Distributors.

SERVICE AND DISTRIBUTION PLANS

As described in the Prospectus, the Trust has adopted, under Rule 12b-1 under the 1940 Act, a Service and Distribution Plan relating to its Investor Class shares and a Service and Distribution Plan relating to its Class C shares (together, the "Service and Distribution Plans"). The Service and Distribution Plans permit the Trust to pay to the then current principal underwriter of the Trust or to one or more other persons or entities (which may but need not be affiliated with the Trust or any of its investment advisers or other service providers), pursuant to agreements executed on behalf of the Trust by one or more officers of the Trust or by the then current principal underwriter of the Trust, fees for services rendered and expenses borne in connection with the provision of certain services. The Service and Distribution Plan with respect to Investor Class shares provides that such fees may be paid as compensation for any or all of the following: (i) engaging in activities or bearing expenses primarily intended to result in the sale of Investor Class shares of the Trust,
(ii) providing services relating to the Investor Class shares of the Trust (which would be in addition to any general services provided to a Fund as a whole) and (iii) providing additional personal services to the Trust's Investor Class shareholders and/or for the maintenance of Investor Class shareholder accounts. On an annual basis, the aggregate amount of fees under the Service and Distribution Plan relating to Investor Class shares with respect to each Fund will not exceed 0.35% of the Fund's average daily net assets attributable to its Investor Class shares. The Service and Distribution Plan with respect to Class C shares provides that such fees may be paid as compensation for any or all of the following: (i) engaging in activities or bearing expenses primarily intended to result in the sale of Class C shares of the Trust and (ii) providing additional personal services to the Trust's Class C shareholders and/or for the maintenance of Class C shareholder accounts. On an annual basis, the aggregate amount of fees under the Service and Distribution Plan relating to Class C shares with respect to each Fund will not exceed 1.00% of the Fund's average daily net assets attributable to its Class C shares. The Service and Distribution Plans are of the type known as "compensation" plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the then current principal underwriter of the Trust in their periodic review of the Service and Distribution Plans, the fees are payable to compensate such underwriter for services rendered even if the amount paid exceeds such underwriter's expenses.

Each Service and Distribution Plan may be terminated at any time as to any Fund by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Service and Distribution Plan or any agreements related to it, or by a vote of a majority of the outstanding Investor Class voting securities or Class C voting securities, as applicable, of that Fund (as defined in the 1940 Act). Any change in a Service and Distribution Plan that would materially increase the cost to the Investor Class shares or Class C shares, as applicable, of a Fund to which the Service and Distribution Plan relates requires approval by the Investor Class or Class C shareholders, as applicable, of that Fund. The Trustees of the Trust review at least quarterly a written report of such costs and the purposes for which such costs have been incurred. All material amendments to a Service and Distribution Plan requires a vote of the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of such Service and Distribution Plan or any agreements related to it, cast in person at a meeting called for such purpose. For so long as the Service and Distribution Plans are in effect, the selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

Each Service and Distribution Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved
(i) by the vote of a majority of the Trustees of the Trust who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Service and Distribution Plan or any agreements related to it and (ii) by the vote of a majority of the entire Board of Trustees of the Trust, in each case cast in person at a meeting called for the purpose of voting on the continuance of the Service and Distribution Plan.

For the Trust's fiscal year ended August 31, 2000, the following Funds paid Provident Distributors and First Data Distributors (a former distributor of the Trust), collectively, the following amounts under the Service and Distribution Plan relating to their Investor Class shares:

                                                 AGGREGATE AMOUNT PAID DURING FISCAL
                  FUND                                 YEAR ENDED AUGUST 31, 2000
                  ----                           -----------------------------------
         Behavioral Growth Fund                              $39,297
         REIT Fund                                           $ 1,629
         Small Cap Value Fund                                $ 9,215
         Hidden Value Fund*                                  $ 3,594
         Core Equity Fund*                                   $ 2,144
         Behavioral Value Fund                                 -0-**
         Small Cap Growth Fund                                 -0-**
         International Equity Fund                             -0-**

*On December 13, 2000, the Hidden Value Fund ceased offering Investor Class shares, and on December 27, 2000 the Core Equity Fund ceased offering Investor Class shares.

**The Fund had not commenced investment operations of its Investor Class shares as of August 31, 2000.

For the Trust's fiscal year ended August 31, 2000, the following Funds paid Provident Distributors and First Data Distributors, collectively, the following amounts under the Service and Distribution Plan relating to their Class C shares:

                                 AGGREGATE AMOUNT PAID DURING FISCAL
         FUND                         YEAR ENDED AUGUST 31, 2000
         ----                    -----------------------------------
Behavioral Growth Fund                       $11,832
REIT Fund                                    $ 1,929
Small Cap Value Fund                         $ 1,650
Core Equity Fund                             $   159
International Equity Fund                    $   655

The Trustees of the Trust believe that the Service and Distribution Plans will provide benefits to each Fund with Investor Class shares and Class C shares, as applicable. The Trustees of the Trust believe that the Service and Distribution Plan relating to Investor Class shares is likely to result in greater sales and/or fewer redemptions of the Trust's Investor Class shares, and thus higher asset levels in the Funds with Investor Class shares, although it is impossible to know for certain the level of sales and redemptions of the Trust's Investor Class shares that would occur in the absence of such Service and Distribution Plan or under alternative distribution arrangements. The Trustees of the Trust believe that the Service and Distribution Plan relating to Class C shares is likely to result in greater sales and/or fewer redemptions of the Trust's Class C shares, and thus higher asset levels in the Funds with Class C shares, although it is impossible to know for certain the level of sales and redemptions of the Trust's Class C shares that would occur in the absence of such Service and Distribution Plan or under alternative distribution arrangements. The Trustees of the Trust believe that higher asset levels could benefit the Funds with Investor Class shares and Class C shares by reducing Fund expense ratios and/or by affording greater investment flexibility to such Funds.

ADDITIONAL ARRANGEMENTS

CUSTODIAL ARRANGEMENTS. The Bank of New York, One Wall Street, New York, New York 10286, is the custodian for each Fund except the Behavioral Long/Short Fund. Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, is the custodian for the Behavioral Long/Short Fund. The custodians hold in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, are the registered owners of securities held in book entry form belonging to the Funds. Upon instruction, the custodians receive and deliver cash and securities of the Funds in connection with Fund transactions and collect all dividends and other distributions made with respect to Fund portfolio securities. The custodians also maintain certain accounts and records of the Funds.

INDEPENDENT AUDITORS. The Trust's independent auditors are Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281. Deloitte & Touche LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Funds' federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

TRANSFER AND DIVIDEND PAYING AGENT. PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, is the transfer and dividend paying agent of the Funds.

CODE OF ETHICS

The Trust, Undiscovered Managers, the sub-advisers of the Funds and the Distributors have adopted Codes of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Transactions on stock exchanges and other agency transactions for the account of the Funds involve the payment by the Funds of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission, markup or markdown. In underwritten offerings, the price paid by the Funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

In addition to selecting portfolio investments for the Fund(s) it manages, each sub-adviser selects brokers or dealers to execute securities purchases and sales for the Fund's account. Each sub-adviser selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Each sub-adviser uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and evaluates the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

A sub-adviser's receipt of research services from brokers may sometimes be a factor in its selection of a broker that it believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is in many cases not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the sub-adviser's expenses. Such services may be used by a sub-adviser in managing other client accounts and in some cases may not be used with respect to the Funds. Receipt of services or products other than research from brokers is not a factor in the selection of brokers. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, purchases of shares of a Fund by customers of broker-dealers may be considered as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

A sub-adviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the sub-adviser an amount of commission for effecting a securities transaction for that Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. The sub-adviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the sub-adviser's overall responsibilities to the Fund and its other clients. The sub-adviser's authority to cause a Fund to pay greater commissions is also subject to such policies as the Trustees of the Trust may adopt from time to time.

Portfolio transactions for the International Equity and International Small Cap Equity Funds may be effected by Aros Securities Inc., which is an affiliate of Unibank, the sub-adviser to such Funds. As of August 31, 2000, the Trust had paid no brokerage commissions to Aros Securities Inc.

Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of each sub-adviser, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

During the fiscal years ended August 31, 1998, August 31, 1999 and August 31, 2000, the Trust paid, on behalf of the following Funds, the aggregate amount of commissions set forth below:


                                                                  COMMISSIONS
                                                                  -----------
                                        FOR FISCAL YEAR          FOR FISCAL YEAR             FOR FISCAL YEAR
         FUND                       ENDED AUGUST 31, 1998     ENDED AUGUST 31, 1999       ENDED AUGUST 31, 2000
         ----                       ---------------------     ---------------------       ---------------------
Behavioral Growth Fund                      $14,632                  $154,819                     $497,011
Behavioral Value Fund                          -0-*                  $ 15,253                     $ 82,785
Behavioral Long/Short Fund                     -0-*                  $ 18,715                     $ 37,545
Special Small Cap Fund                      $34,920                  $ 36,076                     $ 63,790
REIT Fund                                   $40,434                  $ 97,164                     $141,621
Small Cap Value Fund                        $36,083                  $ 41,407                     $106,063
Hidden Value Fund                           $ 3,627                  $  7,727                     $ 18,901
Core Equity Fund                            $ 1,156                  $  3,739                     $  3,297
Small Cap Growth Fund                         -0-**                     -0-**                     $  -0-**
International Equity Fund                      -0-*                  $  8,540                     $ 45,766
International Small Cap Equity Fund            -0-*                  $ 11,607                     $ 48,974

-------------------
*The Fund had not commenced operations as of August 31, 1998.
** The Fund had not commenced operations as of August 31, 2000.

For each Fund that paid an aggregate dollar amount of commissions during the fiscal year ended August 31, 2000 that was materially different from the aggregate dollar amount of commissions paid by the Fund during the fiscal year ended August 31, 1998 and August 31, 1999, the principal reason for such difference was an increase in the assets of the Fund.

During the fiscal year ended August 31, 2000, the sub-advisers to each of the following Funds directed brokerage transactions, in such aggregate amounts and for such aggregate commissions as are set forth below, for the purpose of obtaining research services:

                                                   BROKERAGE          RELATED
         FUND                                     TRANSACTIONS      COMMISSIONS
         ----                                     ------------     ------------
Behavioral Growth Fund                            $350,416,049     $    353,280
Behavioral Value Fund                             $ 15,935,900     $     61,097
Behavioral Long/Short Fund                        $  3,917,084     $      4,888
Special Small Cap Fund                            $ 15,522,232     $     50,922
REIT Fund                                         $ 56,477,129     $    123,300
Small Cap Value Fund                              $ 12,112,440     $     33,078
Hidden Value Fund                                 $  6,599,575     $     13,854
Core Equity Fund                                  $    165,621     $        290
Small Cap Growth Fund                                     -0-*             -0-*

International Equity Fund                                                         -0-              -0-
International Small Cap Equity Fund                                               -0-              -0-

*The Fund had not commenced investment operations as of August 31, 2000.

During the fiscal year-ended August 31, 2000, the International Equity Fund purchased securities of Credit Suisse Group, the parent company of Credit Suisse First Boston, a firm that is regularly used for the Fund's trading. As of August 31, 2000, the value of the holding was $216,330.75.

During the fiscal year ended August 31, 2000, the Behavioral Long/Short Fund had a portfolio turnover rate of 242%, which was significantly higher than the portfolio turnover rate of the Fund during the period ended August 31, 1999 of 128%. The higher turnover resulted primarily from (1) purchases and sales of securities in connection with a change in portfolio strategy and (2) the new portfolio strategy itself, which seeks to control risk through more frequent rebalancings of the portfolio.


                            DESCRIPTION OF THE TRUST

As stated previously, the Trust was organized as a Massachusetts business trust by the Declaration of Trust dated September 29, 1997. The Declaration of Trust currently permits the Trustees to issue an unlimited number of full and fractional shares of each investment portfolio of the Trust (a "series"). The Trust currently has twelve series, eleven of which are the Funds. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to shareholders. Shares are freely transferable, are not convertible and may be redeemed in accordance with the terms and provisions in the Prospectus. The Declaration of Trust permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various classes of shares with such preferences and other rights as the Trustees may designate. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust. Shareholders' investments in such an additional portfolio would be evidenced by a separate series of shares (i.e., a new "Fund").

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust or any Fund upon written notice to the shareholders.

Currently, the Funds offer the following classes of shares:

FUND                                    INSTITUTIONAL CLASS    INVESTOR CLASS    CLASS C
----                                    -------------------    --------------    -------
Behavioral Growth Fund                          X                    X              X
Behavioral Value Fund                           X                    X
Behavioral Long/Short Fund                      X
Special Small Cap Fund                          X
REIT Fund                                       X                    X              X
Small Cap Value Fund                            X                    X              X
Hidden Value Fund                               X                    *
Core Equity Fund                                X                    **             X
Small Cap Growth Fund                           X                    X
International Equity Fund                       X                    X              X
International Small Cap Equity Fund             X

----------

*On December 27, 2000, the Hidden Value Fund ceased offering Investor Class shares.

**On December 13, 2000, the Core Equity Fund ceased offering Investor Class shares.


In general, expenses of each Fund are borne by all the shares in such Fund, regardless of class, on a pro rata basis relative to the net assets of each class. Fees under a 12b-1 plan with respect to a Fund, if any, however, are allocated only to that Fund's Investor Class shares or Class C shares, as applicable. Certain other expenses relating to a particular class (such as class-specific shareholder services fees) may be allocated solely to that class.

The assets received by any class of the Funds for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class. The underlying assets of any class of the Funds are segregated and are charged with the expenses with respect to that class and with a share of the general expenses of the corresponding Fund. Any general expenses of a Fund that are not readily identifiable as belonging to a particular class of such Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all classes of the Funds.

VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) on the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or class unless the rights of a particular series or class would be adversely affected by the vote, in which case a separate vote of that series or class shall be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a series or class shall be deemed to be affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of such series or class. On matters affecting an individual series or class, only shareholders of that series or class are entitled to vote. Consistent with the current position of the Securities and Exchange Commission, shareholders of all series and classes vote together, irrespective of series or class, on the election of Trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and sub-advisory agreements relating to that series.

There will normally be no meetings of shareholders for the purpose of electing Trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and
(ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

Upon written request by 10 shareholders of record, who have been such for at least six months preceding the date of such request and who hold shares in the aggregate having a net asset value of at least one percent (1%) of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, change or eliminate the par value of any shares (currently all shares have no par value).

SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees relating to the Fund. The Declaration of Trust provides for indemnification out of assets of a Fund or assets attributable to the particular class of a Fund for all loss and expense of any shareholder held personally liable for the obligations of such Fund or such class. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and officers of the Trust except with respect to any matter as to which any such person is found after final adjudication in an action, suit or proceeding not to have acted in good faith in the reasonable belief that such action was in the best interests of the Trust. No officer or Trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

HOW TO BUY SHARES

Subject to minimum initial investment requirements and certain other conditions, an investor may make an initial purchase of shares of any class of shares of any Fund by submitting a completed application form and payment to:

         Undiscovered Managers Funds
         4400 Computer Drive
         P.O. Box 5181
         Westborough, MA 01581-5181

The procedures for purchasing shares of any class of any Fund are summarized in "Your Investment -- Buying Shares" in the Prospectus. The Prospectus also explains total offering price of the relevant class of shares, any applicable sales charge, 12b-1 fee, contingent deferred sales charge, and, for the Behavioral Long/Short Fund and the International Small Cap Equity Fund, any redemption fee.

As described in the Prospectus, shares of any Fund may be purchased by exchanging securities on deposit with a custodian acceptable to Undiscovered Managers. Such a purchase is subject in each case to the determination by Undiscovered Managers that the securities to be exchanged are acceptable for purchase by the Fund. In all cases, Undiscovered Managers reserves the right to reject any securities that are proposed for exchange. Securities accepted by Undiscovered Managers in exchange for Fund shares will be valued in the same manner as the Fund's assets as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. Generally, a gain or loss for federal income tax purposes would be realized upon the exchange of securities by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered.

Undiscovered Managers will not approve the acceptance of securities in exchange for shares of any Fund unless (1) Undiscovered Managers and the applicable sub-adviser in their discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund can be resold by the Fund without restriction under the Securities Act of 1933, as amended, or otherwise; and (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions. No investor owning 5% or more of a Fund's shares may purchase additional shares of that Fund by an exchange of securities.

OFFERING PRICE

The public offering price of a class of shares of a Fund is the net asset value of such class, plus any applicable sales charge. Only Class C shares have sales charges. On each purchase of shares, the net asset value is invested in the applicable Fund, and on each purchase of Class C shares, the sales charge is paid to the Trust's Distributor. On such purchases of Class C shares, the Trust's Distributor reallows the whole sales charge

(1.00% of the offering price) to the dealer responsible for the share purchase. Shares are purchased at the public offering price next determined after PFPC Inc. or another agent or sub-agent of the Fund receives the investor's order in proper form. If PFPC Inc. or another agent or sub-agent of the Fund receives an order in proper form before the close of regular trading on the New York Stock Exchange (the "NYSE"), the investor will pay or receive that day's net asset value. If PFPC Inc. or another agent or sub-agent of the Fund receives an order in proper form after the close of regular trading on the NYSE, the investor will pay or receive the next day's net asset value.

SHAREHOLDER SERVICES

OPEN ACCOUNTS

A shareholder's investment in any Fund is automatically credited to an open account maintained for the shareholder by PFPC Inc. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each fiscal year PFPC Inc. will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record. Shareholders will be charged a fee for duplicate information. The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates the problems of handling and safekeeping certificates and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

The costs of maintaining the open account system are borne by the Trust, and no direct charges are made to shareholders. Although the Trust has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.

SYSTEMATIC WITHDRAWAL PLAN

A Systematic Withdrawal Plan, referred to in the Prospectus under "Your Investment -- General Shareholder Services," provides for monthly, quarterly, semiannual or annual withdrawal payments of $1,000 or more from the account of a shareholder provided that the account has a value of at least $25,000 at the time the plan is established. The proceeds from any such withdrawal shall equal the amount redeemed less any applicable contingent deferred sales charge and/or redemption fee.

Payments will be made either to the shareholder or to any other person designated by the shareholder. If payments are issued to an individual other than the registered owner(s), a medallion signature guarantee will be required on the Plan application. Income dividends and capital gain distributions will be reinvested at the net asset value determined as of the close of regular trading on the NYSE on the record date for the dividend or distribution.

Since withdrawal payments represent proceeds from liquidation of shares, the shareholder should recognize that withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Trust makes no recommendations or representations in this regard. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Income Dividends, Capital Gain Distributions and Tax Status" below for certain information as to federal income taxes.

EXCHANGE PRIVILEGE

Shareholders may redeem their shares of any Fund, subject to any applicable redemption fees, and have the proceeds applied on the same day to purchase the same class of shares of any other Fund. No front-end or contingent deferred sales charges will be imposed on any such exchange, but, for Funds that impose a redemption fee, the exchange will be treated as a redemption and the redemption fee will apply. The value of shares exchanged must be at least $1,000 and all exchanges are subject to the minimum investment requirement of the Fund into which the exchange is being made. This option is summarized in the Prospectus under "Your Investment -- General Shareholder Services."

Exchanges may be effected by (1) making a telephone request by calling 1-800-667-1224, provided that a special authorization form is on file with PFPC Inc., or (2) sending a written exchange request to PFPC Inc. accompanied by an account application for the appropriate Fund. The Trust reserves the right to modify this exchange privilege without prior notice.

An exchange constitutes a sale of the shares for federal income tax purposes on which the investor may realize a capital gain or loss.

IRAS

Under "Your Investment -- General Shareholder Services," the Prospectus refers to IRAs established under a prototype plan made available by the Trust's Distributor. These plans may be funded with shares of any Fund. All income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from the Trust's Distributor.

Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

REDEMPTIONS

The procedures for redemption of shares of any class of any Fund are summarized in the Prospectus under "Your Investment -- Selling Shares." Except as noted below, signatures on redemption requests must be guaranteed by a medallion signature guarantor. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Signature guarantees by notaries public are not acceptable. However, as noted in the Prospectus, a medallion signature guarantee will not be required if the proceeds of the redemption do not exceed $50,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address.

If a shareholder selects the telephone redemption service in the manner described in the next paragraph, Fund shares may be redeemed by making a telephone call directly to Undiscovered Managers at 1-800-667-1224. When a telephonic redemption request is received, the proceeds are wired to the bank account previously chosen by the shareholder and a nominal wire fee (currently $5.00) is deducted. Telephonic redemption requests must be received by Undiscovered Managers prior to the close of regular trading on the NYSE on a day when the NYSE is open for business. Requests made after that time or on a day when the NYSE is not open for business cannot be accepted by Undiscovered Managers and a new request will be necessary.

In order to redeem shares by telephone, a shareholder must either select this service when completing the Fund application or must do so subsequently on the Service Options Form available from PFPC Inc. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated must be made by furnishing to PFPC Inc. a completed Service Options Form with a signature guarantee. Whenever the Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may only be made if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Trust, PFPC Inc., the Trust's Distributor, Undiscovered Managers and the sub-advisers are not responsible for the authenticity of withdrawal instructions received by telephone. In the event that reasonable procedures are not followed in the verification of withdrawal instructions, the foregoing parties may be liable for any losses due to unauthorized instructions.

The redemption price will be the net asset value per share next determined after the redemption request and any necessary special documentation are received by PFPC Inc. or an approved broker-dealer or its authorized designee in proper form, less any applicable contingent deferred sales charge and/or redemption fee. Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request in good order. Telephonic redemption proceeds will normally be wired on the first business day following receipt of a proper redemption request. In those cases where you have recently purchased your shares by check and your check was received less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until your check has cleared.

Each Fund will normally redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind if the Board of Trustees of the Trust determines it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Trust at the beginning of such period.

A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See "Income Dividends, Capital Gain Distributions and Tax Status."


                                 NET ASSET VALUE

As indicated in the Prospectus, the net asset value of each Fund is determined and the shares of each Fund are priced as of the earlier of 4:00 p.m., Eastern Time, or the close of regular trading on the NYSE, on each Business Day. A "Business Day" is any day the NYSE is open for regular business. Currently the NYSE is closed in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Valuations of securities purchased by the Funds are supplied by independent pricing services used by PFPC Inc., as sub-administrator. Equity securities which are listed or admitted to trading on a national securities exchange or other market trading system which reports actual transaction prices on a contemporaneous basis will be valued at the last sales price on the exchange on which the security is principally traded. Equity securities for which there is no sale on that day and equity securities traded only in the over-the-counter market will be valued at their closing bid prices obtained from one or more dealers making markets for such securities or, if market quotations are not readily available, at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the NYSE. Occasionally, events affecting the value of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the NYSE. If events materially affecting the value of any Fund's portfolio securities of non-U.S. issuers occur during such period, then these securities will be valued at their fair value as determined in good faith by or in accordance with procedures approved by the Board of Trustees.


           INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS

As described in the Prospectus under "Dividends, Distributions and Taxes" it is the policy of each Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute at least annually all net realized capital gains, if any, after offsetting any capital loss carryovers.

Income dividends and capital gain distributions are payable in full and fractional shares of the particular Fund based upon the net asset value determined as of the close of regular trading on the NYSE on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to PFPC Inc. In order for a change to be in effect for any dividend or distribution, it must be received by PFPC Inc. on or before the record date for such dividend or distribution.

As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code and to qualify for the special tax treatment accorded regulated investment companies and their shareholders. In order so to qualify, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (iii) at the end of each quarter maintain at least 50% of the value of its total assets in cash, cash items (including receivables), government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of the value of its total assets invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses. If it qualifies for treatment as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. If the Fund does not qualify for taxation as a regulated investment company for any taxable year, the Fund's income will be subject to corporate income taxes imposed at the Fund level, and all distributions from earnings and profits, including distributions of net exempt-interest income and net capital gain, will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a regulated investment company, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is an amount at least equal to the sum of 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses. Shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by each Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of long-term capital gains (generally subject to a maximum tax rate of 20% for shareholders who are individuals), if any, will be taxable to shareholders as such, without regard to how long a shareholder has held shares of the Fund.

In general, sales, redemptions and exchanges of each Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. If shares have been held for one year or less, the gain or loss on the sale, redemption or exchange of such shares will be treated as short-term capital gain or loss. For taxable years beginning after December 31, 2000, the maximum capital gain tax rates for capital assets (including Fund shares) held by a non-corporate shareholder for more than 5 years will be 8% and 18% (rather than 10% and 20%). The 18% rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and shareholders should consult their tax advisors before making such an election.

In general, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

Dividends and certain interest income earned by each of the International Funds from foreign securities may be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of a Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, such Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. It is possible that each of the

International Funds will make this election in certain years. The remaining Funds do not expect to be eligible to make this election. If a Fund makes the election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them) and shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may be able to claim a foreign tax credit or deduction (but not both). A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by such Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Each of the International Funds' transactions in foreign currencies and hedging activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of each such Fund's distributions to constitute a return of capital for tax purposes or require such Fund to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

Investment by each of the International Funds in "passive foreign investment companies" could subject such Funds to a U.S. federal income tax or other charge on distributions received from the company or on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund." The mark-to-market and qualified electing fund elections may have the effect of accelerating the recognition of income (without the receipt for cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement.

A "passive foreign investment company" is any foreign corporation (i) 75% or more of the income of which for the taxable year is passive income or (ii) at least 50% of the assets of which (generally by value, but by adjusted tax basis in certain cases), on average, produce or are held for the production of passive income. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action.

Dividends and distributions also may be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and foreign taxes.

The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty).

A Fund is generally required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules discussed above. The new regulations will generally be effective for payments made after December 31, 2000. In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in a Fund should consult their tax advisers with respect to the potential application of these new regulations.


                           CALCULATION OF TOTAL RETURN

Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class for periods of one, five, and ten years (or for such shorter periods as shares of the Fund or class have been offered), calculated pursuant to the following formula: P (1 + T) [n exponent]= ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment, (ii) any deferred sales load will be deducted at the times, in the amounts and under the terms disclosed in the Prospectus and (iii) all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The ending redeemable value is also determined by assuming a complete redemption at the end of the relevant periods and the deduction at the end of such periods of all non-recurring charges that would be imposed by the relevant fund. Quotations of total return may also be shown for other periods and without the deduction of front-end or contingent deferred sales charges. Aggregate total return may also be shown and is calculated in a similar manner, except that the results are not annualized. A Fund may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information. Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect.

The table below sets forth the average annual total return of the Institutional Class shares, Investor Class shares and Class C shares of each Fund for the time periods listed below, each ending on August 31, 2000:

                                             INSTITUTIONAL CLASS
                                             -------------------

                                           ONE YEAR         SINCE INCEPTION           INCEPTION DATE
                                           --------         ---------------           --------------
Behavioral Growth Fund                       42.19%              39.57%                  12/31/97
Behavioral Value Fund                        34.63%              34.57%                  12/28/98
Behavioral Long/Short Fund                   (3.03)%             (1.29)%                 12/28/98
Special Small Cap Fund                        9.82%               4.59%                  12/30/97
REIT Fund                                    17.18%               2.78%                    1/1/98
Small Cap Value Fund                         12.08%               7.76%                  12/30/97

Hidden Value Fund                             5.99%               2.81%                  12/31/97
Core Equity Fund                             (2.67)%              7.10%                  12/31/97
Small Cap Growth Fund                           --                  --                   10/02/00
International Equity Fund                    26.98%              23.69%                  12/30/98
International Small Cap Equity Fund          55.13%              46.76%                  12/30/98

                                                INVESTOR CLASS
                                                --------------

                                           ONE YEAR         SINCE INCEPTION           INCEPTION DATE
                                           --------         ---------------           --------------
Behavioral Growth Fund                         41.76%             41.08%                   7/31/98
Behavioral Value Fund                             --                 --                   12/28/00
REIT Fund                                      16.77%             19.29%                   3/24/99
Small Cap Value Fund                           11.65%              5.93%                   7/31/98
Hidden Value Fund(1)                            5.71%              5.07%                   7/31/98
Core Equity Fund(2)                            (3.02)%             0.59%                   7/31/98
Small Cap Growth Fund                             --                 --                   12/28/00
International Equity Fund                         --                 --                   12/28/00

----------

(1) The Hidden Value Fund ceased offering Investor Class shares on December 27, 2000.

(2) The Core Equity Fund ceased offering Investor Class shares on December 13, 2000.

                                                   CLASS C
                                                   -------

                                           ONE YEAR         SINCE INCEPTION           INCEPTION DATE
                                           --------         ---------------           --------------
Behavioral Growth Fund                       37.95%              43.67%                   6/21/99
REIT Fund                                    13.74%              14.64%                    8/3/99
Small Cap Value Fund                          8.69%               6.75%                   6/21/99
Core Equity Fund                             (5.51)%             (3.58)%                  8/31/99
International Equity Fund                       --               23.87%                   9/27/99


                             PERFORMANCE COMPARISONS

TOTAL RETURN. Each Fund may from time to time include its total return information in advertisements or in information furnished to present or prospective shareholders. Each Fund may from time to time also include in advertisements or information furnished to present or prospective shareholders
(i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. or Micropal, Inc. as having similar investment objectives, (ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.

LIPPER ANALYTICAL SERVICES, INC. ("Lipper") distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. The rankings do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

MICROPAL, INC. ("Micropal") distributes mutual fund rankings weekly and monthly. The rankings are based upon performance calculated by Micropal, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Micropal rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year and 10-year performance. Micropal classifies mutual funds by investment objective and asset category.

MORNINGSTAR, INC. ("Morningstar") distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar. Morningstar ratings cover a variety of performance periods, including 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investors Service, Inc.

CDA/WIESENBERGER'S MANAGEMENT RESULTS ("Wiesenberger") publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Wiesenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Wiesenberger rankings do not reflect deduction of sales charges or fees.

As is discussed in greater detail below, performance information may also be used to compare the performance of the Funds to certain widely acknowledged standards or indices for stock market performance, such as those listed below.

CONSUMER PRICE INDEX. The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

DOW JONES INDUSTRIAL AVERAGE. The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the NYSE.

MORGAN STANLEY REIT INDEX. The Morgan Stanley REIT Index is a market capitalization weighted total return index of 129 REITs which exceed certain minimum liquidity criteria concerning market capitalization, shares outstanding, trading volume and per share market price.

MSCI EAFE INDEX. The MSCI EAFE Index contains over 1000 stocks from 20 different countries with Japan (approximately 50%), United Kingdom, France and Germany being the most heavily weighted.

MSCI EAFE EX-JAPAN INDEX. The MSCI EAFE ex-Japan Index consists of all stocks contained in the MSCI-EAFE Index, other than stocks from Japan.

MSCI EAFE SMALL CAP INDEX. The MSCI EAFE Small Cap Index contains over 1200 stocks of companies that (i) have market capitalizations of between $200 million and $800 million and (ii) are from any of 20 different countries with Japan, United Kingdom, France and Germany being the most heavily weighted.

NAREIT EQUITY INDEX. The NAREIT Equity Index consists of all tax-qualified equity REITs listed on the NYSE, American Stock Exchange and NASDAQ National Market System.

RUSSELL MIDCAP INDEX. The Russell Midcap Index is comprised of the 800 smallest of the 1000 largest U.S.-domiciled companies, ranked by market capitalization.

RUSSELL MIDCAP VALUE INDEX. The Russell Midcap Value Index is comprised of those companies within the 800 smallest of the 1000 largest U.S.-domiciled companies, with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 1000 INDEX. The Russell 1000 Index is comprised of the 1000 largest U.S.-domiciled companies, ranked by market capitalization.

RUSSELL 1000 VALUE INDEX. The Russell 1000 Value Index is comprised of those companies within the 1000 largest U.S.-domiciled companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2000 INDEX. The Russell 2000 Index is comprised of the 2000 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization.

RUSSELL 2000 VALUE INDEX. The Russell 2000 Value Index is comprised of those companies within the 2000 smallest of the 3000 largest U.S.-domiciled companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2500 INDEX. The Russell 2500 Index is comprised of the 2500 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization.

RUSSELL 2500 GROWTH INDEX. The Russell 2500 Growth Index is comprised of those companies within the 2500 smallest of the 3000 largest U.S.-domiciled companies with higher price-to-book ratios and higher forecasted growth values.

SALOMON BROTHERS 3-MONTH TREASURY BILL INDEX. The Salomon Brothers 3-Month Treasury Bill Index is used as a proxy for the risk-free total return available to investors. The returns are the U.S. close quotes, constant maturity Treasury Bill rates taken from Micropal.

STANDARD & POOR'S/BARRA GROWTH INDEX. The Standard & Poor's/Barra Growth Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the highest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

STANDARD & POOR'S/BARRA VALUE INDEX. The Standard & Poor's/Barra Value Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (the "S&P 500"). The S&P 500 is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the NYSE. The S&P 500 is the most common index for the overall U.S. stock market.

3-MONTH U.S. TREASURY BILLS. 3-month U.S. Treasury bills are direct obligations of the United States Treasury which are issued with a three month maturity. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States Government.

WILSHIRE REAL ESTATE SECURITIES INDEX. The Wilshire Real Estate Securities Index is a market capitalization weighted index of publicly traded real estate securities (such as REITs, real estate operating companies and partnerships) which satisfy certain minimum requirements in book value, market capitalization, percentage of revenue generated from ownership and operation of real estate assets and liquidity.

Performance information about the Funds will be provided in the Funds' annual reports to shareholders, which will be available upon request and without charge. In addition, from time to time, articles about the Funds regarding performance, rankings and other characteristics of the Funds may appear in publications including, but not limited to, the publications included in Appendix A. In particular, the performance of the Funds may be compared in some or all of these publications to the performance of various indices and investments for which reliable performance data is available and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Such publications may also publish their own rankings or performance reviews of mutual funds, including the Funds. References to or reprints of such articles may be used in the Funds' promotional literature. References to articles regarding personnel of the sub-advisers who have portfolio management responsibility may also be used in the Funds' promotional literature. For additional information about the Funds' advertising and promotional literature, see Appendix B.


                              FINANCIAL STATEMENTS

The Trust's audited financial statements and accompanying notes for the fiscal year ended August 31, 2000, included in the Trust's Annual Report to Shareholders and the report of Deloitte & Touche LLP, independent auditors, appearing in such Annual Report, are hereby incorporated by reference in this SAI and are so incorporated by reference in reliance upon the authority of Deloitte & Touche LLP as experts in accounting and auditing. A copy of the Trust's Annual Report to Shareholders is available without charge upon request from Undiscovered Managers, LLC, Plaza of the Americas, 700 North Pearl Street, Suite 1700, Dallas, Texas 75201 or by calling toll free 1-888-242-3514.

                                   APPENDIX A

                 PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION


ABC and affiliates                          Financial Planning on Wall Street
Adam Smith's Money World                    Financial Research Corp.
America On Line                             Financial Services Week
Anchorage Daily News                        Financial World
Atlanta Journal-Constitution                Fitch Insights
Arizona Republic                            Forbes
Austin American Statesman                   Fort Lauderdale Sun Sentinel
Baltimore Sun                               Fort Worth Star-Telegram
Bank Investment Marketing                   Fortune
Barron's                                    Fox Network and affiliates
Bergen County Record (NJ)                   Fund Action
Bloomberg Business News                     Fund Decoder
Bloomberg Wealth Manager                    Global Finance
Bond Buyer                                  (The) Guarantor
Boston Business Journal                     Hartford Courant
Boston Globe                                Houston Chronicle
Boston Herald                               INC
Broker World                                Indianapolis Star
Business Radio Network                      Individual Investor
Business Week                               Institutional Investor
CBS and affiliates                          International Herald Tribune
CDA Investment Technologies                 Internet
CFO                                         Investment Advisor
Changing Times                              Investment Company Institute
Chicago Sun Times                           Investment Dealers Digest
Chicago Tribune                             Investment Profiles
Christian Science Monitor                   Investment Vision
Christian Science Monitor News Service      Investor's Business Daily
Cincinnati Enquirer                         IRA Reporter
Cincinnati Post                             Journal of Commerce
CNBC                                        Kansas City Star
CNN                                         KCMO (Kansas City)
Columbus Dispatch                           KOA-AM (Denver)
CompuServe                                  LA Times
Dallas Business Journal                     Leckey, Andrew (syndicated column)
Dallas Morning News                         Lear's
Denver Post                                 Life Association News
Des Moines Register                         Lifetime Channel
Detroit Free Press                          Miami Herald
Donoghues Money Fund Report                 Milwaukee Sentinel
Dorman, Dan (syndicated column)             Money Magazine
Dow Jones News Service                      Money Maker
Economist                                   Money Management Letter
FACS of the Week                            Morningstar
Fee Adviser                                 Mutual Fund Market News
Financial News Network                      Mutual Funds Magazine
Financial Planning                          National Public Radio

National Underwriter                        Wall Street Journal
NBC and affiliates                          Wall Street Letter
New England Business                        Wall Street Week
New England Cable News                      Washington Post
New Orleans Times-Picayune                  WBZ
New York Daily News                         WBZ-TV
New York Times                              WCVB-TV
Newark Star Ledger                          WEEI
Newsday                                     WHDH
Newsweek                                    Worcester Telegram
Nightly Business Report                     World Wide Web
Orange County Register                      Worth Magazine
Orlando Sentinel                            WRKO
Palm Beach Post
Pension World
Pensions and Investments
Personal Investor
Philadelphia Inquirer
Porter, Sylvia (syndicated column)
Portland Oregonian
Prodigy
Public Broadcasting Service
Quinn, Jane Bryant (syndicated column)
Registered Representative
Research Magazine
Resource
Reuters
Rocky Mountain News
Rukeyser's Business (syndicated column)
Sacramento Bee
San Diego Tribune
San Francisco Chronicle
San Francisco Examiner
San Jose Mercury News
Seattle Post-Intelligencer
Seattle Times
Securities Industry Management
Smart Money
St. Louis Post Dispatch
St. Petersburg Times
Standard & Poor's Outlook
Standard & Poor's Stock Guide
Stanger's Investment Advisor
Stockbroker's Register
Strategic Insight
Tampa Tribune
Time
Tobias, Andrew (syndicated column)
Toledo Blade
UPI
US News and World Report
USA Today
USA TV Network
Value Line

                                   APPENDIX B

                     ADVERTISING AND PROMOTIONAL LITERATURE

Undiscovered Managers Funds' advertising and promotional material may include, but is not limited to, discussions of the following information:

o Undiscovered Managers Funds' participation in wrap fee and no transaction fee programs

o Characteristics of the various sub-advisers, including the locations of offices, investment practices and clients

o Specific and general investment philosophies, strategies, processes and techniques

o Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services

o    Industry conferences at which the various sub-advisers participate

o Current capitalization, levels of profitability and other financial information

o Identification of portfolio managers, researchers, economists, principals and other staff members and employees

o The specific credentials of the above individuals, including but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors

o Specific identification of, and general reference to, current individual, corporate and institutional clients, including pension and profit sharing plans

o    Current and historical statistics relating to:

     --   total dollar amount of assets managed

     --   Undiscovered Managers Funds' assets managed in total and by series

     --   the growth of assets

     --   asset types managed

References may be included in Undiscovered Managers Funds' advertising and promotional literature about 401(k) and retirement plans that offer the Trust's series. The information may include, but is not limited to:

o Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers or plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms with whom Undiscovered Managers Funds may or may not have a relationship.

o Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the Trust's series as 401(k) or retirement plan funding vehicles produced by industry authorities, research organizations and publications.

                           UNDISCOVERED MANAGERS FUNDS

                      Supplement dated January 11, 2001 to
          the UM Small Cap Growth Fund Prospectus dated October 2, 2000


I. Effective as of December 28, 2000, UM Small Cap Growth Fund commenced offering Investor Class shares. Investor Class shares are identical to Institutional Class shares, except that Investor Class shares bear certain 12b-1 fees and have separate voting rights in certain circumstances. Since the Fund's Institutional Class shares bear no such 12b-1 fees, the Fund's Institutional Class shares are expected to have a higher total return than the Fund's Investor Class shares. Neither class of shares of the Fund have conversion rights into or may be exchanged for the other class of shares of the Fund or any other class of shares of any other investment portfolio of Undiscovered Managers Funds.

II. Under "The Fund's Fees and Expenses" on page 6 of the Prospectus, the information in the example relating to UM Small Cap Growth Fund is replaced with the following:

Example*
This Example is intended to help you compare the cost of investing in the Small Cap Growth Fund with the cost of investing in other mutual funds.

This Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated, (ii) your investment has a 5% return each year, (iii) you redeem all of your shares at the end of those periods and (iv) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 Small Cap Growth Fund
                                 ---------------------
One Year ...........                    $122
Three Years ........                    $443

* Under SEC rules, a newly organized fund, such as the Small Cap Growth Fund, is required to show expenses in an example for one- and three-year periods only.